UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund:	BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 06/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) and BlackRock Limited Duration Income Trust’s (BLW) (collectively the “Funds”, or individually a “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2021

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

DSU	$0.282297	$—	$—	$0.020203		$0.302500	93%	—%	—%	7%	100%
FRA	0.305146	—	—	0.028354		0.333500	91	—	—	9	100
BLW	0.460927	—	—	0.029573		0.490500	94	—	—	6	100

(a)

Each Fund estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Funds, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Funds currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

DSU	$0.0605
FRA	0.0667
BLW	0.0981

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.25%	40.79%

U.S. small cap equities (Russell 2000® Index)	17.54	62.03

International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35

Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Fund’s investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($11.45) (a)	6.34%
Current Monthly Distribution per Common Share (b)	$0.0605
Current Annualized Distribution per Common Share (b)	$0.7260
Leverage as of June 30, 2021 (c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$11.45	$10.45	9.57%	$11.59	$10.32
Net Asset Value	11.72	11.55	1.47	11.76	11.55

Market Price and Net Asset Value History for the Past Five Years

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Fund Summary as of June 30, 2021 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	3 Years	5 Years

Fund at NAV(a)(b)	4.26%	16.52%	5.86%	7.38%
Fund at Market Price(a)(b)	12.58	32.14	8.91	9.42

Reference Benchmark(c)	3.45	13.50	5.91	6.23
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	3.61	15.34	7.42	7.47
S&P/LSTA Leveraged Loan Index(e)	3.28	11.65	4.39	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interest (“bank loans”) performed well in the first half of the period. In addition to benefiting from the tailwind of improving economic growth, concerns that the Fed may need to begin raising interest rates led to higher demand for floating rate assets.

From an asset allocation perspective, the Fund’s core exposure to bank loans and tactical allocations to high yield bonds, equities and investment-grade corporate bonds contributed to performance. From a sector perspective, the largest contributors included technology, independent energy and health care. With respect to credit tiers, the Fund’s positions in B rated debt made the largest contribution to absolute returns, followed by CCCs and BBs. There were no significant detractors from absolute performance given the positive performance for the bank loan market.

Describe recent portfolio activity.

The investment adviser marginally reduced the Fund’s allocation to investment-grade bonds in favor of bank loans due to supportive supply-and-demand conditions and attractive relative values. The investment adviser’s credit rating views remained consistent over the past several quarters, with a focus on avoiding the more volatile stressed CCC category. The investment adviser tactically managed the Fund’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.

Describe portfolio positioning at period end.

The Fund remained predominately invested in bank loans, with the rest of the portfolio primarily invested in high yield bonds. The Fund’s largest sector positions were in technology, health care and consumer cyclical services, while it had lower weightings in energy, electric utilities and metals & mining. From a credit rating perspective, the Fund continued to emphasize BB and B rated issues, with a higher allocation to the latter. The Fund also held a smaller in position in CCC rated debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2021 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	06/30/21		12/31/20

Floating Rate Loan Interests	84%		82%
Corporate Bonds	14		16
Investment Companies	1		1
Preferred Securities	1		1
Other*	—	(a)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	06/30/21		12/31/20

AAA/Aaa	—	%(a)	—%
AA/Aa	—	(a)	—
A	—	(a)	—
BBB/Baa	5		7
BB/Ba	23		21
B	62		64
CCC/Caa	8		7
N/R	2		1

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

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Fund Summary as of June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($13.25)(a)	6.04%
Current Monthly Distribution per Common Share(b)	$0.0667
Current Annualized Distribution per Common Share(b)	$0.8004
Leverage as of June 30, 2021(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low

Market Price	$13.25	$12.11	9.41%	$13.34	$11.92
Net Asset Value	14.01	13.81	1.45	14.07	13.81

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2021 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	3 Years	5 Years

Fund at NAV(a)(b)	4.06%	15.81%	5.29%	5.87%
Fund at Market Price(a)(b)	12.23	27.07	5.60	6.77

S&P/LSTA Leveraged Loan Index(c)	3.28	11.65	4.39	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interest (“bank loans”) performed well in the first half of the period. In addition to benefiting from the tailwind of improving economic growth, concerns that the Fed may need to begin raising interest rates led to higher demand for floating-rate assets.

From an asset allocation perspective, the Fund’s core exposure to bank loans and tactical allocations to high yield bonds, equities and investment-grade corporate Bonds contributed to performance. From a sector perspective, the largest contributors included technology, airlines and health care. With respect to credit tiers, the Fund’s positions in B rated debt made the largest contribution to absolute returns, followed by CCCs and BBs. There were no significant detractors from absolute performance given the positive performance for the bank loan market.

Describe recent portfolio activity.

The investment adviser marginally reduced the Fund’s allocation to investment-grade bonds in favor of bank loans due to supportive supply-and-demand conditions and attractive relative values. The investment adviser’s credit rating views remained consistent over the past several quarters, with a focus on avoiding the more volatile stressed CCC category. The investment adviser tactically managed the Fund’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.

Describe portfolio positioning at period end.

The Fund remained predominately invested in bank loans, with the rest of the portfolio primarily invested in high yield bonds. By credit rating, B rated loans were the Fund’s largest position, and it had a much smaller weightings in the higher-risk CCC rated segment. Within the single B category, the investment adviser remained focused on higher-quality B+ and B rated debt, with less of an emphasis on securities rated B-.

The investment adviser’s core sector views stayed largely intact. Some of the Fund’s top sector positions were technology companies, particularly in the enterprise software area. Health care, consumer cyclical services and building materials were also areas where the investment adviser identified compelling risk-reward opportunities. The investment adviser maintained a lower allocation to energy and the consumer cyclical sectors, such as retailers and leisure, on the belief that these market segments continued to face significant headwinds.

The Fund had a bias toward larger loan tranches of $1 billion and above. The investment adviser maintained a preference for loan/bond capital structures over the loan-only segment. The securities that Fund did own in the latter category were typically transactions of $1 billion or more. The Fund remained underweight in the 2017 and 2018 vintages, arguably a period with more aggressive lending standards and weaker protections for loan holders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of June 30, 2021 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	06/30/21		12/31/20

Floating Rate Loan Interests	96%		93%
Investment Companies	2		2
Corporate Bonds	2		5
Other*	—	(a)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	06/30/21		12/31/20

AAA/Aaa	—	%(a)	—%
AA/Aa	—	(a)	—
A	—	(a)	—
BBB/Baa	4		6
BB/Ba	20		19
B	67		67
CCC/Caa	6		6
N/R	3		2

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Investment Objective

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($17.02)(a)	6.92%
Current Monthly Distribution per Common Share(b)	$0.0981
Current Annualized Distribution per Common Share(b)	$1.1772
Leverage as of June 30, 2021(c)	34%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low

Market Price	$17.02	$15.92	6.91%	$17.30	$15.55
Net Asset Value	17.14	16.93	1.24	17.22	16.93

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	BlackRock Limited Duration Income Trust (BLW)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	3 Years	5 Years

Fund at NAV(a)(b)	4.23%	17.92%	8.58%	8.43%
Fund at Market Price(a)(b)	10.07	31.54	12.35	10.05

Reference Benchmark(c)	2.38	9.48	5.30	5.03
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	3.61	15.34	7.42	7.47
S&P/LSTA Leveraged Loan Index(e)	3.28	11.65	4.39	4.99
BATS S Benchmark(f)	0.26	1.80	3.87	2.53

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Fund’s absolute performance over the period came from allocations to below investment grade categories, specifically U.S. high yield corporate bonds and floating rate loan interests. Positioning with respect to U.S. Treasuries also contributed positively. Finally, the use of interest rate swaps proved additive.

The main detractors from the Fund’s absolute performance came from short exposure to U.S. municipal bonds and positioning in non-U.S. sovereign issues.

Describe recent portfolio activity.

Over the period, the Fund increased its allocation to high yield corporate bonds and emerging market debt, while trimming exposure to commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), cash and non-U.S. dollar securities. In addition, the Fund increased its municipal bond short position over the period.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield corporate credit, investment grade corporate credit, emerging market debt, CMBS and ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of June 30, 2021 (continued)	BlackRock Limited Duration Income Trust (BLW)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21		12/31/20

Corporate Bonds	55%		55%
Floating Rate Loan Interests	30		30
Preferred Securities	4		5
U.S. Treasury Obligations	4		2
Asset-Backed Securities	3		3
Foreign Agency Obligations	2		3
Non-Agency Mortgage-Backed Securities	1		1
Investment Companies	1		1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)(d)	06/30/21		12/31/20

AAA/Aaa(e)	4%		—%
AA/Aa	—	(b)	2
A	3		4
BBB/Baa	12		14
BB/Ba	31		32
B	38		39
CCC/Caa	8		7
CC	1		—
N/R	3		2

(a)	Excludes short-term securities, options purchased and options written.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes short-term securities.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
Unique Pub Finance Co. PLC, Series N, 6.46%,03/30/32	GBP	100	$167,378

Total Asset-Backed Securities — 0.0% (Cost: $145,503)			167,378

	Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		141,483	69,327

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(b)		1,075,282,733	10,753

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(a)(b)		809	11,973

Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	36,608
Preferred Proppants LLC(b)		14,576	1,385

			37,993

Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp.(a)		2,336	70,407
Chesapeake Energy Corp.		11,300	586,696
Extraction Oil & Gas, Inc., (Acquired 03/05/21, Cost: $32,685)(a)(c)		2,622	143,374
SM Energy Co.		10,500	258,615

			1,059,092

Semiconductors & Semiconductor Equipment(a) — 0.0%
Maxeon Solar Technologies Ltd.		213	4,565
SunPower Corp.		1,707	49,878

			54,443

Software — 0.0%
Avaya Holdings Corp.(a)		40	1,076

Specialty Retail — 0.1%
NMG Parent LLC		1,477	184,133

Total Common Stocks — 0.3% (Cost: $16,174,026)			1,428,790

	Par (000)

Corporate Bonds

Aerospace & Defense — 0.5%
Bombardier, Inc.(d)
7.50%, 12/01/24	USD	78	81,510
7.50%, 03/15/25		14	14,397
7.13%, 06/15/26		204	213,588
7.88%, 04/15/27		17	17,638
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)		200	206,000
Spirit AeroSystems, Inc., 5.50%, 01/15/25(d)		58	61,625
TransDigm, Inc.
8.00%, 12/15/25(d)		656	708,808
6.25%, 03/15/26(d)		1,073	1,132,015
6.38%, 06/15/26		29	30,043
7.50%, 03/15/27		33	35,104

Security	Par (000)		Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
4.63%, 01/15/29(d)	USD	85	$85,030
4.88%, 05/01/29(d)		96	96,912
Triumph Group, Inc., 8.88%, 06/01/24(d)		245	272,562

			2,955,232

Airlines — 0.7%
Air France-KLM, 3.88%, 07/01/26	EUR	100	116,739
Allegiant Travel Co., 8.50%, 02/05/24(d)	USD	1,065	1,150,200
American Airlines, Inc., 11.75%, 07/15/25(d)		279	350,145
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
5.50%, 04/20/26		662	700,893
5.75%, 04/20/29		302	326,616
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(d)		265	294,616
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(d)		101	108,435
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(d)		376	413,976
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(d)		13	15,099
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		270	299,885
Series 2020-1, Class B, 4.88%, 07/15/27		20	20,582
United Airlines, Inc.(d)
4.38%, 04/15/26		146	151,136
4.63%, 04/15/29		133	137,655

			4,085,977

Auto Components — 0.4%
Clarios Global LP, 6.75%, 05/15/25(d)		721	767,851
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	100	122,652
6.25%, 05/15/26(d)	USD	110	117,184
8.50%, 05/15/27(d)		586	638,857
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(d)		25	26,937
Goodyear Tire & Rubber Co.
9.50%, 05/31/25		65	72,556
5.00%, 07/15/29(d)		42	43,974
5.25%, 07/15/31(d)		124	129,580
5.63%, 04/30/33		102	107,579
Meritor, Inc., 4.50%, 12/15/28(d)		24	24,330
Tenneco, Inc., 7.88%, 01/15/29(d)		18	20,329
Titan International, Inc., 7.00%, 04/30/28(d)		36	37,665
Venture Holdings Co. LLC, 12.00%, 07/01/49(a)(b)(e)		5,150	1
ZF Finance GmbH, 3.00%, 09/21/25	EUR	100	125,668

			2,235,163

Automobiles — 0.4%
Allison Transmission, Inc.(d)
5.88%, 06/01/29	USD	113	123,735
3.75%, 01/30/31		115	113,030
Asbury Automotive Group, Inc.
4.50%, 03/01/28		35	35,962
4.75%, 03/01/30		73	76,285
AutoNation, Inc., 4.75%, 06/01/30		93	109,991
Carvana Co., 5.50%, 04/15/27(d)		92	95,011

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Automobiles (continued)
Ford Motor Co.
4.35%, 12/08/26	USD	9	$9,641
4.75%, 01/15/43		176	187,000
5.29%, 12/08/46		78	87,117
Ford Motor Credit Co. LLC
3.81%, 01/09/24		200	209,126
4.69%, 06/09/25		200	216,500
5.13%, 06/16/25		200	220,250
4.00%, 11/13/30		200	209,500
Group 1 Automotive, Inc., 4.00%, 08/15/28(d)		15	15,263
Ken Garff Automotive LLC, 4.88%, 09/15/28(d)		39	39,780
LCM Investments Holdings II LLC, 4.88%, 05/01/29(d)		70	71,750
Lithia Motors, Inc., 3.88%, 06/01/29(d)		42	43,535
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(d)		33	32,918
Penske Automotive Group, Inc.
3.50%, 09/01/25		62	64,220
3.75%, 06/15/29		22	22,137
Tesla, Inc., 5.30%, 08/15/25(d)		135	139,541

			2,122,292

Banks — 0.1%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	120,227
Banco Espirito Santo SA(a)(e)
4.75%, 01/15/22(f)		200	33,201
4.00%, 01/21/22		100	16,600
2.63%, 05/08/49		100	16,601
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(f)(g)	USD	115	119,059

			305,688

Beverages(d) — 0.4%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(h)		441	463,050
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29		285	282,599
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27		208	212,160
Triton Water Holdings, Inc., 6.25%, 04/01/29		399	399,997
Trivium Packaging Finance BV, 8.50%, 08/15/27		814	884,981

			2,242,787

Biotechnology — 0.0%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(d)		25	24,488

Building Materials — 0.2%
APi Group DE, Inc., 4.13%, 07/15/29(d)		42	41,764
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(d)		114	122,265
CP Atlas Buyer, Inc., 7.00%, 12/01/28(d)		89	92,226
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(d)		42	45,255
Griffon Corp., 5.75%, 03/01/28		28	29,750
Jeld-Wen, Inc.(d)
4.63%, 12/15/25		32	32,601
4.88%, 12/15/27		10	10,392
Masonite International Corp., 5.38%, 02/01/28(d)		45	47,686
Patrick Industries, Inc., 4.75%, 05/01/29(d)		20	19,875
SRM Escrow Issuer LLC, 6.00%, 11/01/28(d)		200	212,000
Standard Industries, Inc.(d)
5.00%, 02/15/27		34	35,211

Security	Par (000)		Value

Building Materials (continued)
Standard Industries, Inc.(d) (continued)
4.38%, 07/15/30	USD	85	$87,656
3.38%, 01/15/31		124	118,694
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(d)		168	178,488
Victors Merger Corp., 6.38%, 05/15/29(d)		63	63,473

			1,137,336

Building Products(d) — 0.2%
Ambience Merger Sub, Inc., 7.13%, 07/15/29(i)		25	25,250
BCPE Ulysses Intermediate, Inc., (7.75% Cash or 8.50% PIK), 7.75%, 04/01/27(h)		43	44,075
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		32	31,918
Foundation Building Materials, Inc., 6.00%, 03/01/29		61	60,390
GYP Holdings III Corp., 4.63%, 05/01/29		76	76,285
LBM Acquisition LLC, 6.25%, 01/15/29		154	155,186
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		105	109,958
SRS Distribution, Inc., 6.13%, 07/01/29		111	114,231
White Cap Buyer LLC, 6.88%, 10/15/28		207	221,542
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(h)		67	69,322

			908,157

Capital Markets — 0.3%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(d)		36	37,002
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(f)(g)		265	271,095
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(d)		81	84,240
Hightower Holding LLC, 6.75%, 04/15/29(d)		36	36,720
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		101	105,545
5.25%, 05/15/27		138	142,484
5.25%, 05/15/27(d)		83	85,697
4.38%, 02/01/29(d)		87	86,565
NFP Corp.(d)
4.88%, 08/15/28		86	87,388
6.88%, 08/15/28		374	393,714
Owl Rock Technology Finance Corp., 3.75%, 06/17/26(d)		40	42,060
RP Escrow Issuer LLC, 5.25%, 12/15/25(d)		50	52,188

			1,424,698

Chemicals — 0.4%
Axalta Coating Systems LLC, 3.38%, 02/15/29(d)		150	146,625
Chemours Co., 5.75%, 11/15/28(d)		38	40,651
Element Solutions, Inc., 3.88%, 09/01/28(d)		402	410,161
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		134	137,826
HB Fuller Co., 4.25%, 10/15/28		31	32,039
Herens Holdco Sarl, 4.75%, 05/15/28(d)		200	199,000
Herens Midco Sarl, 5.25%, 05/15/29	EUR	100	116,042
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(d)	USD	181	201,819
Ingevity Corp., 3.88%, 11/01/28(d)		23	22,828
Minerals Technologies, Inc., 5.00%, 07/01/28(d)		55	57,183
PQ Corp., 5.75%, 12/15/25(d)		307	315,059
SCIH Salt Holdings, Inc.(d)
4.88%, 05/01/28		102	101,988
6.63%, 05/01/29		57	57,142

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
Scotts Miracle-Gro Co., 4.00%, 04/01/31(d)	USD	83	$82,741
WESCO Distribution, Inc.(d)
7.13%, 06/15/25		49	52,954
7.25%, 06/15/28		146	162,622

			2,136,680

Commercial Services & Supplies — 0.2%
AMN Healthcare, Inc., 4.00%, 04/15/29(d)		28	28,198
APX Group, Inc., 7.88%, 12/01/22		163	163,611
ASGN, Inc., 4.63%, 05/15/28(d)		79	82,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(d)		33	34,361
Fortress Transportation & Infrastructure Investors LLC(d)
6.50%, 10/01/25		24	24,930
9.75%, 08/01/27		17	19,656
5.50%, 05/01/28		98	102,043
Herc Holdings, Inc., 5.50%, 07/15/27(d)		106	111,747
Metis Merger Sub LLC, 6.50%, 05/15/29(d)		68	66,970
NESCO Holdings II, Inc., 5.50%, 04/15/29(d)		98	102,288
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)
3.38%, 08/31/27		8	7,760
6.25%, 01/15/28		110	117,012
Team Health Holdings, Inc., 6.38%, 02/01/25(d)		103	97,959
TMS International Corp., 6.25%, 04/15/29(d)		34	35,700
United Rentals North America, Inc., 5.25%, 01/15/30		2	2,191

			997,176

Communications Equipment(d) — 0.2%
Avaya, Inc., 6.13%, 09/15/28		266	284,700
CommScope Technologies LLC
6.00%, 06/15/25		101	103,146
5.00%, 03/15/27		129	132,064
CommScope, Inc.
6.00%, 03/01/26		24	25,337
8.25%, 03/01/27		12	12,826
7.13%, 07/01/28		63	68,276
ViaSat, Inc.
5.63%, 04/15/27		38	39,665
6.50%, 07/15/28		150	159,969

			825,983

Construction & Engineering — 0.0%
SRS Distribution, Inc., 4.63%, 07/01/28(d)		139	142,128

Construction Materials(d) — 0.3%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28		125	128,089
3.88%, 11/15/29		44	43,725
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		35	35,844
Core & Main LP, 6.13%, 08/15/25		797	812,940
H&E Equipment Services, Inc., 3.88%, 12/15/28		31	30,504
IAA, Inc., 5.50%, 06/15/27		159	166,905
Picasso Finance Sub, Inc., 6.13%, 06/15/25		82	86,694
Williams Scotsman International, Inc., 4.63%, 08/15/28		77	79,518

Security	Par (000)		Value

Construction Materials (continued)
Winnebago Industries, Inc., 6.25%, 07/15/28	USD	45	$48,488
Wolverine Escrow LLC, 9.00%, 11/15/26		496	483,600

			1,916,307

Consumer Discretionary(d) — 0.4%
Carnival Corp.
11.50%, 04/01/23		5	5,627
10.50%, 02/01/26		224	260,792
5.75%, 03/01/27		437	457,757
9.88%, 08/01/27		92	107,410
CoreLogic, Inc., 4.50%, 05/01/28		135	133,819
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26		67	69,848
Life Time, Inc.
5.75%, 01/15/26		101	104,661
8.00%, 04/15/26		70	74,602
NCL Corp. Ltd.
10.25%, 02/01/26		37	43,013
5.88%, 03/15/26		88	92,180
NCL Finance Ltd., 6.13%, 03/15/28		111	116,322
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/01/28		60	63,365
5.88%, 10/01/30		74	80,543
4.75%, 07/15/31		53	53,133
Royal Caribbean Cruises Ltd.
10.88%, 06/01/23		45	51,244
9.13%, 06/15/23		54	59,265
11.50%, 06/01/25		95	109,487
5.50%, 04/01/28		190	198,987
Viking Cruises Ltd., 7.00%, 02/15/29		14	14,566
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29		59	59,590

			2,156,211

Consumer Finance — 0.4%
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(d)		138	138,678
Navient Corp.
7.25%, 09/25/23		5	5,519
6.13%, 03/25/24		96	103,609
5.88%, 10/25/24		77	83,064
5.00%, 03/15/27		2	2,070
OneMain Finance Corp.
8.88%, 06/01/25		27	29,935
3.50%, 01/15/27		97	97,727
6.63%, 01/15/28		8	9,171
5.38%, 11/15/29		7	7,614
4.00%, 09/15/30		10	9,912
PayPal Holdings, Inc., 1.65%, 06/01/25		257	263,759
Sabre GLBL, Inc.(d)
9.25%, 04/15/25		287	341,194
7.38%, 09/01/25		81	88,087
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(d)		109	113,769
Square, Inc., 3.50%, 06/01/31(d)		198	199,732
Verscend Escrow Corp., 9.75%, 08/15/26(d)		851	896,741

			2,390,581

Containers & Packaging — 0.1%
Graham Packaging Co., Inc., 7.13%, 08/15/28(d)		35	37,712

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging (continued)
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(d)	USD	75	$78,000
International Paper Co., 7.30%, 11/15/39		5	7,734
Intertape Polymer Group, Inc., 4.38%, 06/15/29(d)		43	43,604
LABL Escrow Issuer LLC(d)
6.75%, 07/15/26		116	123,741
10.50%, 07/15/27		56	61,740
Sealed Air Corp., 4.00%, 12/01/27(d)		23	24,466

			376,997

Diversified Consumer Services — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(d)
6.63%, 07/15/26		868	920,280
9.75%, 07/15/27		101	111,226
6.00%, 06/01/29		200	202,758
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28		400	400,879
Ascend Learning LLC, 6.88%, 08/01/25		340	345,850
Brink’s Co., 5.50%, 07/15/25(d)		15	15,928
Clarivate Science Holdings Corp.(d)
3.88%, 06/30/28		120	121,093
4.88%, 06/30/29		163	167,279
Garda World Security Corp.(d)
4.63%, 02/15/27		29	29,145
9.50%, 11/01/27		55	60,913
Rekeep SpA, 7.25%, 02/01/26	EUR	100	127,622
Service Corp. International, 4.00%, 05/15/31	USD	114	116,357
Sotheby’s, 7.38%, 10/15/27(d)		200	215,750

			2,835,080

Diversified Financial Services — 0.3%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(d)		200	204,922
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	139,197
Central Garden & Pet Co.
4.13%, 10/15/30	USD	59	60,254
4.13%, 04/30/31(d)		62	62,697
Citigroup, Inc., Series W, (5 year CMT + 3.60%), 4.00%(f)(g)		50	51,688
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	144,002
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(d)(h)	USD	25	24,819
Intrum AB, 4.88%, 08/15/25	EUR	100	124,516
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29(d)	USD	44	44,000
Spectrum Brands, Inc.(d)
5.00%, 10/01/29		18	19,080
5.50%, 07/15/30		50	53,875
3.88%, 03/15/31		31	30,462
UBS Group AG, (5 year CMT + 3.31%), 4.38%(d)(f)(g)		345	352,486
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(d)		70	73,087

			1,385,085

Diversified Telecommunication Services — 1.1%
Cincinnati Bell, Inc.(d)
7.00%, 07/15/24		26	26,683

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Cincinnati Bell, Inc.(d) (continued)
8.00%, 10/15/25	USD	20	$21,025
Consolidated Communications, Inc., 6.50%, 10/01/28(d)		160	172,120
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(d)		155	160,079
Level 3 Financing, Inc.(d)
4.25%, 07/01/28		122	123,801
3.75%, 07/15/29		77	74,883
Lumen Technologies, Inc.
5.13%, 12/15/26(d)		485	503,794
4.50%, 01/15/29(d)		177	172,743
5.38%, 06/15/29(d)		142	144,043
Series P, 7.60%, 09/15/39		82	93,275
Series U, 7.65%, 03/15/42		59	66,228
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		12	12,307
Sprint Capital Corp.
6.88%, 11/15/28		307	393,727
8.75%, 03/15/32		389	591,280
Switch Ltd.(d)
3.75%, 09/15/28		110	111,375
4.13%, 06/15/29		72	73,890
Telecom Italia Capital SA
6.38%, 11/15/33		58	69,165
6.00%, 09/30/34		134	154,602
7.20%, 07/18/36		14	18,060
7.72%, 06/04/38		23	31,355
Telecom Italia SpA, 5.30%, 05/30/24(d)		314	343,736
Uniti Group LP/Uniti Group Finance, Inc./CSL
Capital LLC, 4.75%, 04/15/28(d)		111	110,722
Zayo Group Holdings, Inc.(d)
4.00%, 03/01/27		2,211	2,195,788
6.13%, 03/01/28		472	482,030

			6,146,711

Electric Utilities — 0.2%
Edison International, (5 year CMT + 4.70%), 5.38%(f)(g)		100	100,730
FirstEnergy Corp.
2.65%, 03/01/30		8	7,968
Series B, 4.40%, 07/15/27		42	45,675
Series B, 2.25%, 09/01/30		6	5,753
Series C, 7.38%, 11/15/31		10	13,695
Series C, 5.35%, 07/15/47		163	195,600
Series C, 3.40%, 03/01/50		61	59,627
FirstEnergy Transmission LLC(d)
5.45%, 07/15/44		120	149,731
4.55%, 04/01/49		51	59,816
PG&E Corp., 5.25%, 07/01/30		74	74,703
Pike Corp., 5.50%, 09/01/28(d)		207	215,280
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 11/10/21(a)(b)(e)		2,375	—

			928,578

Electrical Equipment — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(d)		291	304,827

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electrical Equipment (continued)
GrafTech Finance, Inc., 4.63%, 12/15/28(d)	USD	66	$67,732
NM Holdings Co. LLC, Series B, 9.50%, 07/01/05(a)(b)(e)		5,125	1

			372,560

Electronic Equipment, Instruments & Components — 0.1%
Brightstar Escrow Corp., 9.75%, 10/15/25(d)		28	30,135
BWX Technologies, Inc.(d)
4.13%, 06/30/28		81	82,519
4.13%, 04/15/29		56	56,980
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29		98	99,294
Energizer Holdings, Inc.(d)
4.75%, 06/15/28		34	34,841
4.38%, 03/31/29		6	6,006
Imola Merger Corp., 4.75%, 05/15/29(d)		196	201,635
Xerox Corp., 4.80%, 03/01/35		181	181,679

			693,089

Energy Equipment & Services — 0.3%

Archrock Partners LP/Archrock Partners Finance Corp.(d)
6.88%, 04/01/27		106	112,493
6.25%, 04/01/28		166	173,289
Pioneer Energy Services Corp.(b)(d)(h)
(11.00% Cash or 11.00% PIK), 11.00%, 05/15/25		319	321,732
(5.00% PIK), 5.00%, 11/15/25		237	263,059
TechnipFMC PLC, 6.50%, 02/01/26(d)		123	132,811
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		331	346,723
6.88%, 09/01/27		291	310,869

			1,660,976

Environmental, Maintenance, & Security Service — 0.1%
Covanta Holding Corp., 5.00%, 09/01/30		43	45,150
GFL Environmental, Inc.(d)
3.75%, 08/01/25		85	87,337
5.13%, 12/15/26		73	77,228
4.00%, 08/01/28		120	118,542
3.50%, 09/01/28		65	64,837
4.75%, 06/15/29		127	131,864
Stericycle, Inc., 3.88%, 01/15/29(d)		52	51,898
Tervita Corp., 11.00%, 12/01/25(d)		42	47,029
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		71	73,290

			697,175

Equity Real Estate Investment Trusts (REITs) — 0.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(d)		128	134,560

CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(d)		52	53,098
Diversified Healthcare Trust, 9.75%, 06/15/25		53	58,697
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(d)		71	70,272
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(d)		62	62,465
Iron Mountain, Inc.(d)
5.25%, 07/15/30		105	111,151
5.63%, 07/15/32		80	85,626

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
4.63%, 06/15/25(d)	USD	205	$219,016
4.50%, 09/01/26		139	148,382
4.50%, 01/15/28		318	336,285
3.88%, 02/15/29(d)		101	102,573
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29		296	316,856
3.50%, 03/15/31		219	221,188
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		311	319,412
4.50%, 02/15/29(d)		24	24,020
RLJ Lodging Trust LP, 3.75%, 07/01/26(d)		43	43,430
Service Properties Trust
4.50%, 06/15/23		15	15,375
4.35%, 10/01/24		12	12,084
7.50%, 09/15/25		108	122,277
5.50%, 12/15/27		42	44,824
XHR LP, 4.88%, 06/01/29(d)		20	20,650

			2,522,241

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
3.25%, 03/15/26		146	148,080
4.63%, 01/15/27		11	11,505
4.88%, 02/15/30		68	72,523
Ingles Markets, Inc., 4.00%, 06/15/31(d)		13	12,984
Kraft Heinz Foods Co.
4.25%, 03/01/31		204	231,742
5.00%, 07/15/35		24	29,439
6.88%, 01/26/39		164	235,571
4.63%, 10/01/39		88	102,491
6.50%, 02/09/40		35	48,607
5.20%, 07/15/45		101	125,386
4.38%, 06/01/46		227	257,236
4.88%, 10/01/49		170	206,372
5.50%, 06/01/50		368	477,573
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(d)		18	19,913
Post Holdings, Inc.(d)
4.63%, 04/15/30		45	45,757
4.50%, 09/15/31		81	80,866
TreeHouse Foods, Inc., 4.00%, 09/01/28		23	22,827
United Natural Foods, Inc., 6.75%, 10/15/28(d)		28	30,132
US Foods, Inc., 4.75%, 02/15/29(d)		118	120,360

			2,279,364

Food Products(d) — 0.2%
Aramark Services, Inc.
6.38%, 05/01/25		99	105,187
5.00%, 02/01/28		3	3,142
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25		272	282,992
4.63%, 11/15/28		76	78,755
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28		90	98,437
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
6.50%, 04/15/29		138	155,079

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. (continued)
3.75%, 12/01/31	USD	113	$115,627
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		113	113,982

			953,201

Gas Utilities(d) — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		53	54,259
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29		16	16,480

			70,739

Health Care Equipment & Supplies(d) — 0.1%
Avantor Funding, Inc., 4.63%, 07/15/28		338	356,850
Hologic, Inc., 3.25%, 02/15/29		28	27,755
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		171	183,611
7.25%, 02/01/28		134	146,362

			714,578

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.(d)
5.50%, 07/01/28		66	70,455
5.00%, 04/15/29		55	57,361
AdaptHealth LLC(d)
6.13%, 08/01/28		49	52,180
4.63%, 08/01/29		55	55,688
AHP Health Partners, Inc.(d)
9.75%, 07/15/26		212	228,070
5.75%, 07/15/29(i)		90	91,238
Centene Corp.
4.25%, 12/15/27		148	155,955
2.45%, 07/15/28		247	250,334
4.63%, 12/15/29		181	199,058
3.00%, 10/15/30		301	309,211
2.50%, 03/01/31		377	371,816
CHS/Community Health Systems, Inc.(d)
6.63%, 02/15/25		379	400,789
8.00%, 03/15/26		419	451,472
5.63%, 03/15/27		173	184,677
6.00%, 01/15/29		136	145,520
6.88%, 04/15/29		55	57,556
6.13%, 04/01/30		82	83,230
DaVita, Inc., 4.63%, 06/01/30(d)		41	42,157
Encompass Health Corp.
4.50%, 02/01/28		16	16,600
4.75%, 02/01/30		123	130,687
4.63%, 04/01/31		66	70,716
HCA, Inc., 3.50%, 09/01/30		382	406,971
Legacy LifePoint Health LLC(d)
6.75%, 04/15/25		116	123,615
4.38%, 02/15/27		44	44,528
LifePoint Health, Inc., 5.38%, 01/15/29(d)		97	94,575
ModivCare, Inc., 5.88%, 11/15/25(d)		23	24,610
Molina Healthcare, Inc.(d)
4.38%, 06/15/28		22	22,935
3.88%, 11/15/30		96	99,960
Prime Healthcare Services, Inc., 7.25%, 11/01/25(d)		152	164,552

Security	Par (000)		Value

Health Care Providers & Services (continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(d)	USD	17	$18,296
Surgery Center Holdings, Inc.(d)
6.75%, 07/01/25		145	147,900
10.00%, 04/15/27		276	302,910
Teleflex, Inc., 4.25%, 06/01/28(d)		42	43,785
Tenet Healthcare Corp.(d)
7.50%, 04/01/25		41	44,285
4.88%, 01/01/26		233	241,668
5.13%, 11/01/27		343	359,721
4.63%, 06/15/28		26	26,759
6.13%, 10/01/28		123	131,074
4.25%, 06/01/29		95	96,188

			5,819,102

Health Care Technology(d) — 0.2%
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27		41	42,843
3.13%, 02/15/29		58	56,166
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25		229	232,721
Charles River Laboratories International, Inc.
4.25%, 05/01/28		46	47,553
3.75%, 03/15/29		11	11,151
4.00%, 03/15/31		31	32,250
Indigo Merger Sub, Inc., 2.88%, 07/15/26(i)		200	203,162
Mednax, Inc., 6.25%, 01/15/27		62	65,643
Syneos Health, Inc., 3.63%, 01/15/29		147	145,530
US Acute Care Solutions LLC, 6.38%, 03/01/26		12	12,400

			849,419

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(d)		35	36,337

Hotels, Restaurants & Leisure — 1.1%
1011778 BC ULC/New Red Finance, Inc.(d)
3.88%, 01/15/28(i)		60	60,750
4.38%, 01/15/28		218	220,997
Affinity Gaming, 6.88%, 12/15/27(d)		49	52,001
Boyd Gaming Corp.
8.63%, 06/01/25(d)		79	87,087
4.75%, 12/01/27		58	60,030
4.75%, 06/15/31(d)		121	125,537
Boyne USA, Inc., 4.75%, 05/15/29(d)		74	76,348
Caesars Entertainment, Inc.(d)
6.25%, 07/01/25		494	523,640
8.13%, 07/01/27		340	378,148
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(d)		154	162,277
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(d)		32	31,560
CCM Merger, Inc., 6.38%, 05/01/26(d)		53	55,650
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(d)
5.50%, 05/01/25		388	404,975
6.50%, 10/01/28		19	20,473
Churchill Downs, Inc., 4.75%, 01/15/28(d)		85	87,950
Everi Holdings, Inc., 5.00%, 07/15/29(d)(i)		17	17,000
Full House Resorts, Inc., 8.25%, 02/15/28(d)		20	21,800
Golden Nugget, Inc., 6.75%, 10/15/24(d)		455	459,650
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28(d)		108	116,864

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Hilton Domestic Operating Co., Inc. (continued)
4.88%, 01/15/30	USD	166	$177,205
4.00%, 05/01/31(d)		73	73,648
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 4.88%, 07/01/31(d)		15	14,961
Marriott International, Inc., Series EE, 5.75%, 05/01/25		393	453,640
Marriott Ownership Resorts, Inc., 4.50%, 06/15/29(d)		49	49,674
MGM Resorts International, 5.75%, 06/15/25		73	80,501
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(d)		83	83,104
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(d)		79	84,846
Penn National Gaming, Inc., 4.13%, 07/01/29(d)		41	40,949
Playtika Holding Corp., 4.25%, 03/15/29(d)		136	135,906
Powdr Corp., 6.00%, 08/01/25(d)		74	77,700
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(d)		57	57,797
Scientific Games International, Inc.(d)
8.63%, 07/01/25		65	71,175
8.25%, 03/15/26		506	542,675
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(d)		47	50,407
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(d)		275	296,367
Travel + Leisure Co., 6.63%, 07/31/26(d)		56	63,448
Vail Resorts, Inc., 6.25%, 05/15/25(d)		89	95,264
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(d)		44	45,681
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(d)		287	303,144
Yum! Brands, Inc.
4.75%, 01/15/30(d)		24	25,980
5.35%, 11/01/43		14	14,875

			5,801,684

Household Durables — 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(d)
5.00%, 06/15/29		67	67,502
4.88%, 02/15/30		260	257,478
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(d)		104	111,476
Diebold Nixdorf, Inc., 9.38%, 07/15/25(d)		42	46,567
Forestar Group, Inc., 3.85%, 05/15/26(d)		33	33,299
KB Home, 4.00%, 06/15/31		31	31,271
LGI Homes, Inc., 4.00%, 07/15/29(d)		25	25,125
Mattamy Group Corp., 4.63%, 03/01/30(d)		102	104,193
NCR Corp.(d)
5.75%, 09/01/27		20	21,163
5.00%, 10/01/28		57	58,942
5.13%, 04/15/29		60	61,875
6.13%, 09/01/29		78	85,020
5.25%, 10/01/30		36	37,350
New Home Co., Inc., 7.25%, 10/15/25(d)		22	23,313
Newell Brands, Inc., 6.00%, 04/01/46		12	15,206

Security		Par (000)	Value

Household Durables (continued)
Taylor Morrison Communities, Inc., 5.13%, 08/01/30(d)	USD	20	$21,678
Tempur Sealy International, Inc., 4.00%, 04/15/29(d)		87	88,083
Tri Pointe Homes, Inc., 5.70%, 06/15/28		18	19,845

			1,109,386

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(d)		67	68,005

Independent Power and Renewable Electricity Producers(d) — 0.2%
Calpine Corp.
5.25%, 06/01/26		68	69,955
5.13%, 03/15/28		458	466,015
4.63%, 02/01/29		55	54,073
5.00%, 02/01/31		69	68,655
3.75%, 03/01/31		4	3,809
Clearway Energy Operating LLC, 4.75%, 03/15/28		20	20,975
NRG Energy, Inc., 3.63%, 02/15/31		96	94,339
TerraForm Power Operating LLC, 4.75%, 01/15/30		74	75,789

			853,610

Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(d)
4.25%, 10/15/27		371	376,561
6.75%, 10/15/27		731	768,252
AmWINS Group, Inc., 7.75%, 07/01/26(d)		25	26,516
AssuredPartners, Inc., 5.63%, 01/15/29(d)		86	86,000
BroadStreet Partners, Inc., 5.88%, 04/15/29(d)		61	62,220
GTCR AP Finance, Inc., 8.00%, 05/15/27(d)		6	6,390
HUB International Ltd., 7.00%, 05/01/26(d)		416	431,430
Unipol Gruppo SpA, 3.25%, 09/23/30	EUR	100	133,297

			1,890,666

Interactive Media & Services — 0.1%
Arches Buyer, Inc.(d)
4.25%, 06/01/28	USD	36	35,595
6.13%, 12/01/28		16	16,480
Netflix, Inc.
4.88%, 04/15/28		112	130,200
5.88%, 11/15/28		14	17,184
6.38%, 05/15/29		11	14,050
5.38%, 11/15/29(d)		11	13,361
3.63%, 06/15/30	EUR	100	140,867
4.88%, 06/15/30(d)	USD	115	136,769
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(d)
6.00%, 02/15/28		80	80,175
10.75%, 06/01/28		30	33,750
Twitter, Inc., 3.88%, 12/15/27(d)		87	92,438

			710,869

Internet Software & Services(d) — 0.2%
ANGI Group LLC, 3.88%, 08/15/28		106	105,338
Endure Digital, Inc., 6.00%, 02/15/29		57	56,430
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29		40	39,740

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services (continued)
Match Group Holdings II LLC
4.63%, 06/01/28	USD	43	$44,714
4.13%, 08/01/30		68	69,190
Uber Technologies, Inc.
7.50%, 05/15/25		271	292,463
8.00%, 11/01/26		92	99,130
7.50%, 09/15/27		188	206,608
6.25%, 01/15/28		314	337,930

			1,251,543

IT Services — 0.7%
Ahead DB Holdings LLC, 6.63%, 05/01/28(d)		46	47,589
Austin BidCo, Inc., 7.13%, 12/15/28(d)		23	23,568
Banff Merger Sub, Inc., 9.75%, 09/01/26(d)		465	489,412
Booz Allen Hamilton, Inc.(d)
3.88%, 09/01/28		101	103,020
4.00%, 07/01/29		121	123,723
Camelot Finance SA, 4.50%, 11/01/26(d)		53	55,451
Dun & Bradstreet Corp.(d)
6.88%, 08/15/26		102	108,120
10.25%, 02/15/27		232	256,181
Fiserv, Inc., 2.25%, 06/01/27		1,385	1,436,705
Gartner, Inc.(d)
4.50%, 07/01/28		83	87,658
3.63%, 06/15/29		65	65,975
3.75%, 10/01/30		49	50,132
KBR, Inc., 4.75%, 09/30/28(d)		61	61,000
Rackspace Technology Global, Inc., 5.38%, 12/01/28(d)		158	161,950
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(d)
5.75%, 06/01/25		190	199,975
6.75%, 06/01/25		291	295,912
Twilio, Inc., 3.88%, 03/15/31		64	65,680
Unisys Corp., 6.88%, 11/01/27(d)		33	36,064
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(d)		104	103,350

			3,771,465

Leisure Products — 0.0%
Mattel, Inc.
6.75%, 12/31/25(d)		2	2,101
5.88%, 12/15/27(d)		34	37,060
3.75%, 04/01/29(d)		33	34,320
6.20%, 10/01/40		38	46,835
5.45%, 11/01/41		83	95,658

			215,974

Machinery — 0.4%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(d)		35	35,831
Clark Equipment Co., 5.88%, 06/01/25(d)		85	89,728
Colfax Corp., 6.38%, 02/15/26(d)		63	66,528
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(d)(h)		445	482,825
Madison IAQ LLC(d)
4.13%, 06/30/28		31	31,310
5.88%, 06/30/29		827	841,473
Mueller Water Products, Inc., 4.00%, 06/15/29(d)		34	34,939
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	119,381
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)	USD	5	5,100

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 5.00%, 05/15/29(d)	USD	95	$99,038
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		147	152,329
TK Elevator US Newco Inc., 5.25%, 07/15/27(d)		200	210,750

			2,169,232

Media — 2.2%
Adelphia Communications Corp., 10.50%, 12/31/49(a)(b)(e)		400	—
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(d)		46	48,415
Altice Financing SA, 5.00%, 01/15/28(d)		204	199,955
Altice France Holding SA(d)
10.50%, 05/15/27		539	598,964
6.00%, 02/15/28		272	270,858
AMC Networks, Inc., 4.25%, 02/15/29		39	39,341
Cable One, Inc.(d)
1.13%, 03/15/28(j)		66	67,123
4.00%, 11/15/30		56	56,210
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(d)		48	50,347
5.00%, 02/01/28(d)		34	35,658
5.38%, 06/01/29(d)		117	127,893
4.50%, 08/15/30(d)		134	139,523
4.25%, 02/01/31(d)		238	242,462
4.50%, 05/01/32		295	305,694
4.50%, 06/01/33(d)		116	118,698
Cinemark USA, Inc.(d)
5.88%, 03/15/26		37	38,719
5.25%, 07/15/28		37	37,925
Clear Channel International BV, 6.63%, 08/01/25(d)		200	210,166
Clear Channel Outdoor Holdings, Inc.(d)
7.75%, 04/15/28		155	162,366
7.50%, 06/01/29		221	228,809
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(d)		659	675,620
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(d)		738	780,435
CSC Holdings LLC
5.25%, 06/01/24		344	372,794
4.63%, 12/01/30(d)		223	218,788
3.38%, 02/15/31(d)		205	193,707
DISH DBS Corp.
5.88%, 07/15/22		582	607,142
7.75%, 07/01/26		151	171,007
5.13%, 06/01/29(d)		250	246,857
Frontier Communications Holdings LLC(d)
5.88%, 10/15/27		145	155,331
5.00%, 05/01/28		216	223,307
6.75%, 05/01/29		167	177,566
GCI LLC, 4.75%, 10/15/28(d)		29	29,682
Hughes Satellite Systems Corp., 5.25%, 08/01/26		20	22,404
iHeartCommunications, Inc., 8.38%, 05/01/27		11	12,140
Lamar Media Corp., 4.00%, 02/15/30		57	57,690
LCPR Senior Secured Financing DAC(d)
6.75%, 10/15/27		200	215,540
5.13%, 07/15/29		200	206,750
Liberty Broadband Corp., 2.75%, 09/30/50(d)(j)		481	505,011

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(d)(h)	USD	185	$182,150
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(d)		20	21,025
Live Nation Entertainment, Inc.(d)
4.88%, 11/01/24		9	9,144
6.50%, 05/15/27		329	365,124
4.75%, 10/15/27		30	31,088
3.75%, 01/15/28		61	61,270
Lorca Telecom Bondco SA, 4.00%, 09/18/27	EUR	100	120,650
News Corp., 3.88%, 05/15/29(d)	USD	40	40,400
Outfront Media Capital LLC/Outfront Media Capital Corp.(d)
5.00%, 08/15/27		28	28,991
4.25%, 01/15/29		38	38,237
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(d)		74	79,136
Radiate Holdco LLC/Radiate Finance, Inc.(d)
4.50%, 09/15/26		703	727,605
6.50%, 09/15/28		386	405,551
Scripps Escrow II, Inc.(d)
3.88%, 01/15/29		5	4,960
5.38%, 01/15/31		55	54,826
Sinclair Television Group, Inc., 4.13%, 12/01/30(d)		108	106,110
Sirius XM Radio, Inc.(d)
4.00%, 07/15/28		174	179,220
5.50%, 07/01/29		36	39,229
4.13%, 07/01/30		116	117,030
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(d)		80	77,200
Terrier Media Buyer, Inc., 8.88%, 12/15/27(d)		112	121,100
Univision Communications, Inc.(d)
5.13%, 02/15/25		107	109,161
6.63%, 06/01/27		53	57,428
UPC Broadband Finco BV, 4.88%, 07/15/31(d)		200	200,460
Videotron Ltd., 3.63%, 06/15/29(d)		116	118,286
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(d)		200	201,500
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(d)		242	246,840
WMG Acquisition Corp., 3.88%, 07/15/30(d)		7	7,069
Ziggo Bond Co. BV, 5.13%, 02/28/30(d)		200	204,698
Ziggo BV, 5.50%, 01/15/27(d)		150	155,850

			11,962,235

Metals & Mining — 0.6%
Allegheny Technologies, Inc., 7.88%, 08/15/23		20	21,925
Arconic Corp.(d)
6.00%, 05/15/25		13	13,855
6.13%, 02/15/28		145	155,544
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(d)		404	444,905
Constellium SE(d)
5.88%, 02/15/26		321	330,534
3.75%, 04/15/29		500	495,000
Freeport-McMoRan, Inc.
4.38%, 08/01/28		92	97,175
5.40%, 11/14/34		11	13,286
5.45%, 03/15/43		365	446,147
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		96	98,164

Security		Par (000)	Value

Metals & Mining (continued)
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(d)	USD	44	$48,840
Kaiser Aluminum Corp.(d)
4.63%, 03/01/28		75	77,484
4.50%, 06/01/31		41	42,047
New Gold, Inc., 7.50%, 07/15/27(d)		170	184,450
Novelis Corp., 4.75%, 01/30/30(d)		385	404,250
thyssenkrupp AG, 2.88%, 02/22/24	EUR	32	38,483
United States Steel Corp.
6.25%, 03/15/26	USD	4	4,123
6.88%, 03/01/29		87	93,090

			3,009,302

Mortgage Real Estate Investment Trusts (REITs)(d) — 0.0%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/29		55	54,235
Starwood Property Trust, Inc., 5.50%, 11/01/23		9	9,428

			63,663

Multi-line Retail(d) — 0.1%
Macy’s, Inc., 8.38%, 06/15/25		176	193,811
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26		126	134,505
Victoria’s Secret & Co., 4.63%, 07/15/29(i)		50	50,000

			378,316

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 3.63%, 05/01/29(d)		31	31,388

Oil, Gas & Consumable Fuels — 2.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(d)		145	156,991
Antero Midstream Partners LP/Antero Midstream Finance Corp.(d)
7.88%, 05/15/26		130	145,289
5.75%, 03/01/27		66	68,640
5.75%, 01/15/28		15	15,784
5.38%, 06/15/29		66	68,805
Antero Resources Corp.(d)
7.63%, 02/01/29		79	87,690
5.38%, 03/01/30		58	59,197
Apache Corp.
4.88%, 11/15/27		68	73,643
4.38%, 10/15/28		13	13,839
4.25%, 01/15/30		62	65,410
5.10%, 09/01/40		81	84,847
5.25%, 02/01/42		18	19,035
4.75%, 04/15/43		110	114,367
4.25%, 01/15/44		46	44,948
5.35%, 07/01/49		23	24,208
Arcosa, Inc., 4.38%, 04/15/29(d)		120	122,100
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(d)
9.00%, 11/01/27		212	293,014
8.25%, 12/31/28		37	40,700
5.88%, 06/30/29		122	122,000
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)		314	319,253
Buckeye Partners LP
5.85%, 11/15/43		16	15,880
5.60%, 10/15/44		6	5,820
Callon Petroleum Co.
6.25%, 04/15/23		12	12,014
6.13%, 10/01/24		33	32,531

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co. (continued)
9.00%, 04/01/25(d)	USD	215	$234,350
8.00%, 08/01/28(d)(i)		179	181,014
Cheniere Energy Partners LP
4.50%, 10/01/29		133	142,975
4.00%, 03/01/31(d)		230	240,350
Cheniere Energy, Inc., 4.63%, 10/15/28(d)		523	551,765
Chesapeake Energy Corp.(d)
5.50%, 02/01/26		6	6,330
5.88%, 02/01/29		21	22,732
CITGO Petroleum Corp.(d)
7.00%, 06/15/25		90	93,786
6.38%, 06/15/26		74	77,145
CNX Resources Corp., 6.00%, 01/15/29(d)		79	85,416
Colgate Energy Partners III LLC(d)
7.75%, 02/15/26		38	41,657
5.88%, 07/01/29		96	99,600
Comstock Resources, Inc.(d)
7.50%, 05/15/25		96	99,600
6.75%, 03/01/29		161	171,502
5.88%, 01/15/30		85	86,700
Continental Resources, Inc.
5.75%, 01/15/31(d)		33	39,517
4.90%, 06/01/44		87	98,528
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(d)		41	42,076
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		435	450,225
DCP Midstream Operating LP(d)
6.45%, 11/03/36		250	292,500
6.75%, 09/15/37		21	25,252
DT Midstream, Inc.(d)
4.13%, 06/15/29		139	141,131
4.38%, 06/15/31		178	181,879
Dycom Industries, Inc., 4.50%, 04/15/29(d)		33	33,286
eG Global Finance PLC
6.75%, 02/07/25(d)		200	206,793
6.25%, 10/30/25	EUR	142	172,418
8.50%, 10/30/25(d)	USD	244	258,402
Endeavor Energy Resources LP/EER Finance, Inc.(d)
5.50%, 01/30/26		421	437,314
5.75%, 01/30/28		45	47,981
Energy Transfer LP, Series H, (5 year CMT + 5.69%), 6.50%(f)(g)		204	207,978
EnLink Midstream LLC, 5.63%, 01/15/28(d)		56	59,158
EnLink Midstream Partners LP
4.40%, 04/01/24		136	142,800
4.85%, 07/15/26		39	40,365
5.60%, 04/01/44		74	66,970
EQM Midstream Partners LP
6.00%, 07/01/25(d)		88	95,700
4.13%, 12/01/26		17	17,404
6.50%, 07/01/27(d)		117	130,455
4.50%, 01/15/29(d)		77	78,338
4.75%, 01/15/31(d)		236	243,184
EQT Corp.
3.13%, 05/15/26(d)		57	58,408
3.90%, 10/01/27		116	124,265
5.00%, 01/15/29		10	11,150

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp. (continued)
8.50%, 02/01/30	USD	39	$50,813
3.63%, 05/15/31(d)		16	16,680
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27		68	71,442
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(d)		6	5,970
Harvest Midstream I LP, 7.50%, 09/01/28(d)		44	47,784
Hilcorp Energy I LP/Hilcorp Finance Co.(d)
5.75%, 02/01/29		17	17,723
6.00%, 02/01/31		26	27,560
Independence Energy Finance LLC, 7.25%, 05/01/26(d)		157	164,877
Indigo Natural Resources LLC, 5.38%, 02/01/29(d)		150	156,750
ITT Holdings LLC, 6.50%, 08/01/29(d)(i)		109	111,044
MasTec, Inc., 4.50%, 08/15/28(d)		66	69,487
Matador Resources Co., 5.88%, 09/15/26		204	210,120
MEG Energy Corp.(d)
7.13%, 02/01/27		23	24,502
5.88%, 02/01/29		29	30,232
Murphy Oil Corp., 5.75%, 08/15/25		55	56,444
Murphy Oil USA, Inc., 4.75%, 09/15/29		109	114,690
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(d)		26	29,120
New Fortress Energy, Inc.(d)
6.75%, 09/15/25		489	500,614
6.50%, 09/30/26		367	375,001
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(d)		170	178,500
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		186	266,074
Northern Oil and Gas, Inc., 8.13%, 03/01/28(d)		153	164,857
NuStar Logistics LP
5.75%, 10/01/25		41	44,587
6.00%, 06/01/26		124	134,540
6.38%, 10/01/30		2	2,210
Occidental Petroleum Corp.
2.70%, 02/15/23		19	19,422
6.95%, 07/01/24		19	21,403
2.90%, 08/15/24		123	125,767
5.50%, 12/01/25		33	36,466
5.55%, 03/15/26		12	13,260
3.40%, 04/15/26		21	21,473
3.20%, 08/15/26		5	5,038
3.00%, 02/15/27		2	1,985
8.88%, 07/15/30		2	2,675
6.13%, 01/01/31		77	90,593
4.30%, 08/15/39		174	166,170
6.20%, 03/15/40		291	329,040
4.50%, 07/15/44		72	69,300
4.63%, 06/15/45		199	194,025
6.60%, 03/15/46		7	8,321
4.40%, 04/15/46		114	109,497
4.10%, 02/15/47		22	20,485
4.20%, 03/15/48		69	64,515
4.40%, 08/15/49		35	33,600
Ovintiv Exploration, Inc., 5.38%, 01/01/26		11	12,396
Ovintiv, Inc.
7.38%, 11/01/31		23	30,537
6.50%, 08/15/34		15	19,802

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Parkland Corp., 4.50%, 10/01/29(d)	USD	32	$32,518
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(d)		362	364,675
PDC Energy, Inc.
6.13%, 09/15/24		136	139,087
6.25%, 12/01/25		29	30,015
Range Resources Corp.
4.88%, 05/15/25		39	40,365
9.25%, 02/01/26		19	20,948
8.25%, 01/15/29(d)		22	24,805
SM Energy Co.
10.00%, 01/15/25(d)		225	253,876
5.63%, 06/01/25		8	7,920
6.75%, 09/15/26		12	12,210
6.63%, 01/15/27		23	23,633
6.50%, 07/15/28		62	63,705
Southwestern Energy Co.
7.50%, 04/01/26		29	30,704
8.38%, 09/15/28		24	27,120
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28		151	160,437
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(d)
7.50%, 10/01/25		44	48,180
6.00%, 12/31/30		50	51,981
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.38%, 02/01/27		17	17,701
5.50%, 03/01/30		267	293,609
4.88%, 02/01/31(d)		41	44,382
4.00%, 01/15/32(d)		2	2,057
Transocean, Inc., 11.50%, 01/30/27(d)		167	178,472
Vine Energy Holdings LLC, 6.75%, 04/15/29(d)		188	197,870
Viper Energy Partners LP, 5.38%, 11/01/27(d)		70	72,920
Western Midstream Operating LP
4.75%, 08/15/28		95	102,600
5.45%, 04/01/44		217	233,817
5.30%, 03/01/48		51	54,315
5.50%, 08/15/48		13	14,149
6.50%, 02/01/50		131	151,676

			14,807,542

Personal Products(d) — 0.0%
Coty, Inc., 5.00%, 04/15/26		39	39,545
Edgewell Personal Care Co., 5.50%, 06/01/28		29	30,740

			70,285

Pharmaceuticals — 0.5%
Bausch Health Americas, Inc., 8.50%, 01/31/27(d)		101	109,777
Bausch Health Cos., Inc.(d)
9.00%, 12/15/25		255	273,436
7.00%, 01/15/28		130	133,900
4.88%, 06/01/28		207	211,865
5.00%, 02/15/29		154	143,605
6.25%, 02/15/29		144	142,423
5.25%, 02/15/31		29	27,070
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28	EUR	100	123,170
Elanco Animal Health, Inc., 5.90%, 08/28/28	USD	57	66,705

Security		Par (000)	Value

Pharmaceuticals (continued)
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(d)	USD	237	$241,740
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(d)		154	150,920
Jaguar Holding Co. II/PPD Development LP(d)
4.63%, 06/15/25		26	27,300
5.00%, 06/15/28		188	203,777
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	200	236,500
Organon & Co./Organon Foreign Debt Co-Issuer BV(d)
4.13%, 04/30/28	USD	200	203,960
5.13%, 04/30/31		200	206,040
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(d)		77	80,850
Par Pharmaceutical, Inc., 7.50%, 04/01/27(d)		254	259,672
Prestige Brands, Inc., 3.75%, 04/01/31(d)		70	67,489

			2,910,199

Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(d)		100	107,846
Howard Hughes Corp.(d)
5.38%, 08/01/28		8	8,493
4.13%, 02/01/29		62	62,001
4.38%, 02/01/31		89	88,678
Realogy Group LLC/Realogy Co-Issuer Corp.(d)
7.63%, 06/15/25		41	44,473
5.75%, 01/15/29		94	98,266
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	44	67,250

			477,007

Road & Rail — 0.0%
Autostrade per l’Italia SpA, 2.00%, 01/15/30	EUR	100	122,429

Semiconductors & Semiconductor Equipment(d) — 0.1%
Atkore, Inc., 4.25%, 06/01/31	USD	53	53,678
ON Semiconductor Corp., 3.88%, 09/01/28		106	109,195
Sensata Technologies BV, 4.00%, 04/15/29		57	57,860
Sensata Technologies, Inc., 4.38%, 02/15/30		148	155,969
Synaptics, Inc., 4.00%, 06/15/29		61	61,305

			438,007

Software — 0.5%
Black Knight InfoServ LLC, 3.63%, 09/01/28(d)		122	121,385
Boxer Parent Co., Inc.(d)
7.13%, 10/02/25		111	118,770
9.13%, 03/01/26		215	226,937
BY Crown Parent LLC, 7.38%, 10/15/24(d)		602	612,836
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(d)		415	434,712
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		88	88,084
Elastic NV, 4.13%, 07/15/29(d)		96	96,000
MicroStrategy, Inc., 6.13%, 06/15/28(d)		102	102,000
MSCI, Inc.(d)
3.63%, 09/01/30		50	51,133
3.88%, 02/15/31		41	42,548
3.63%, 11/01/31		62	63,593
Open Text Corp., 3.88%, 02/15/28(d)		5	5,069
PTC, Inc., 4.00%, 02/15/28(d)		80	82,640

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Rocket Software, Inc., 6.50%, 02/15/29(d)	USD	132	$130,981
SS&C Technologies, Inc., 5.50%, 09/30/27(d)		228	241,612
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(d)		501	521,666

			2,939,966

Specialty Retail(d) — 0.2%
Gap, Inc., 8.88%, 05/15/27		105	121,506
L Brands, Inc., 6.63%, 10/01/30		46	53,245
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29		503	554,557
Staples, Inc.
7.50%, 04/15/26		130	134,646
10.75%, 04/15/27		61	62,016

			925,970

Textiles, Apparel & Luxury Goods — 0.0%
Crocs, Inc., 4.25%, 03/15/29(d)		50	51,000
Hanesbrands, Inc., 5.38%, 05/15/25(d)		30	31,763
Levi Strauss & Co.
5.00%, 05/01/25		7	7,140
3.50%, 03/01/31(d)		35	34,797
William Carter Co., 5.50%, 05/15/25(d)		11	11,638
Wolverine World Wide, Inc., 6.38%, 05/15/25(d)		24	25,533

			161,871

Thrifts & Mortgage Finance — 0.1%
Enact Holdings, Inc., 6.50%, 08/15/25(d)		132	145,491
Home Point Capital, Inc., 5.00%, 02/01/26(d)		92	85,790
MGIC Investment Corp., 5.25%, 08/15/28		47	49,820
Nationstar Mortgage Holdings, Inc.(d)
6.00%, 01/15/27		78	80,830
5.50%, 08/15/28		103	103,837
5.13%, 12/15/30		45	44,775
United Wholesale Mortgage LLC, 5.50%, 04/15/29(d)		30	29,993

			540,536

Utilities — 0.1%
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(d)		34	36,040
Thames Water Kemble Finance PLC, 4.63%, 05/19/26	GBP	168	237,784
Vistra Operations Co. LLC(d)
5.63%, 02/15/27	USD	99	102,712
4.38%, 05/01/29		73	73,365

			449,901

Wireless Telecommunication Services — 0.5%
Altice France SA(d)
8.13%, 02/01/27		334	363,893
5.13%, 07/15/29		351	352,720
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		39	42,022
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	100	121,683
SBA Communications Corp., 3.88%, 02/15/27	USD	424	435,408
T-Mobile USA, Inc.
2.63%, 02/15/29		25	24,688
2.88%, 02/15/31		154	152,845
3.50%, 04/15/31		119	123,111
3.50%, 04/15/31(d)		116	120,008

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(d)	USD	189	$189,472
VICI Properties LP/VICI Note Co., Inc.(d)
4.25%, 12/01/26		392	407,766
4.63%, 12/01/29		321	341,062
4.13%, 08/15/30		24	24,644
Vmed O2 UK Financing I PLC, 4.75%, 07/15/31(d)(i)		200	203,000

			2,902,322

Total Corporate Bonds — 21.3% (Cost: $120,534,642)			116,381,489

Floating Rate Loan Interests(f)

Aerospace & Defense — 4.6%
Atlas CC Acquisition Corp
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/28/28		5,622	5,635,973
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 6.00%, 05/25/28		1,143	1,146,300
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 10/30/26		820	819,999
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		1,795	1,747,394
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		3,339	3,250,153
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26(b)		776	745,114
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(b)		2,002	2,042,040
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		6,085	6,097,117
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		889	893,351
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		3,007	2,960,637

			25,338,078

Air Freight & Logistics — 0.7%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/06/28		423	422,340
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		3,616	3,543,616

			3,965,956

Airlines — 2.0%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		1,131	1,178,219
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		450	430,024
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.07%, 12/14/23		2,255	2,198,602

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
American Airlines, Inc. (continued)
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.10%, 04/28/23	USD	1,413	$1,377,019
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		2,112	2,253,842
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		3,312	3,352,169

			10,789,875

Auto Components — 2.5%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28		728	727,774
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		4,069	4,027,733
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/31/28		2,229	2,228,298
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.15%, 05/16/24		4,370	4,327,401
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.40%, 12/02/26		249	246,760
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 02/05/26		2,314	2,283,969

			13,841,935

Automobiles — 0.1%
MajorDrive Holdings IV LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 05/12/28		435	435,135

Building Materials — 0.1%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.50%, 07/31/25		162	161,778
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/12/28		520	519,507

			681,285

Building Products — 1.7%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/23/27		2,186	2,179,458
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 05/05/24		1,529	1,526,340
LSF10 XL Bidco SCA, 2021 EUR Term Loan, (EURIBOR + 4.25%), 4.25%, 04/12/28	EUR	1,000	1,180,070
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27	USD	472	471,927
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		3,732	3,730,405

			9,088,200

Capital Markets — 1.9%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 4.75%, 04/09/27		5,491	5,511,972

Security		Par (000)		Value

Capital Markets (continued)
Deerfield Dakota Holding LLC (continued)
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 04/07/28(b)	USD	1,594		$1,629,865
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/12/27		1,259		1,257,492
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 06/27/25		—	(k)	248
Focus Financial Partners LLC(l)
2021 Delayed Draw Term Loan, 06/24/28		246		245,102
2021 Term Loan, 06/24/28		1,066		1,062,111
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24(b)		588		585,203

				10,291,993

Chemicals — 5.2%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/27/26		2,944		2,983,193
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/18/28		3,091		3,073,629
Axalta Coating Systems US Holdings Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.90%, 06/01/24		1,256		1,247,619
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24(b)		1,343		1,329,488
Element Solutions, Inc., 2021 Term Loan B, 01/31/26(l)		1,773		1,769,684
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.25%, 11/07/24		1,263		1,260,794
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		1,309		1,300,095
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/28/25		675		673,509
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.85%, 03/30/26		973		972,722
Klockner-Pentaplast of America, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.50% Floor), 5.25%, 02/09/26(b)		1,137		1,142,836
Lonza Group AG, USD Term Loan B, 04/29/28(l)		920		920,497
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.65%, 03/02/26		2,976		2,953,928
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/14/24(b)		378		378,876
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		1,531		1,519,603
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/29/27		653		651,527
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.50%), 3.63%, 10/14/24		1,541		1,531,655
PQ Corp., 2021 Term Loan B, 05/26/28(l)		1,546		1,544,717
Pregis TopCo Corp., 2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 08/01/26		625		624,564

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27	USD	1,147	$1,151,920
Sparta US Holdco LLC, 2021 Term Loan, 2021 Term Loan, 05/04/28(l)		1,025	1,025,318
Starfruit Finco BV, 2018 USD Term Loan B, (PRIME + 1.75%), 3.13%, 10/01/25		410	406,445

			28,462,619

Commercial Services & Supplies — 4.1%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28		3,333	3,340,778
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/23		1,489	1,480,701
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		921	910,863
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		700	692,093
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28		985	992,361
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		1,719	1,711,809
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		2,694	2,692,628
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 09/06/24		1,454	1,445,454
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		451	447,018
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		489	436,785
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26		1,280	1,260,654
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/09/28		1,561	1,553,603
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 09/23/26		1,502	1,500,178
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.10%, 08/27/25		3,644	3,649,873

			22,114,798

Communications Equipment — 0.1%
Avantor Funding, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.00%, 1.00% Floor), 3.00%, 11/21/24		593	592,054

Construction & Engineering — 1.7%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		3,600	3,538,453

Security		Par (000)	Value

Construction & Engineering (continued)
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28	USD	925	$922,428
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 06/02/28		3,021	3,017,647
USIC Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 05/12/28		1,565	1,561,183

			9,039,711

Construction Materials — 2.0%
Core & Main LP
2017 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 3.75%, 08/01/24		2,178	2,174,566
2021 Term Loan B, 06/09/28(l)		3,855	3,828,556
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		2,134	2,114,578
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		1,275	1,274,999
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.00%, 10/25/23		1,008	1,008,080
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.00%), 3.13%, 05/29/26		776	773,609

			11,174,388

Containers & Packaging — 1.7%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		2,242	2,186,330
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		3,802	3,802,862
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/02/28		1,938	1,928,507
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 08/01/26		549	548,091
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/18/27		731	730,411

			9,196,201

Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		1,309	1,298,499
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 2.25%, 1.00% Floor), 10.50%, 05/30/24(b)		994	974,485
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		3,262	2,898,485

			5,171,469

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services — 2.1%
Ascend Learning LLC
2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24	USD	305	$304,862
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		985	984,560
Bright Horizons Family Solutions LLC, 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 1.00% Floor), 2.50%, 11/07/23		1,758	1,750,552
Frontdoor, Inc., 2021 Term Loan B, 05/20/28(l)		646	646,000
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 3.85%, 07/11/25		2,996	2,935,990
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 12/22/25		1,485	1,446,218
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.32%, 05/15/24		1,109	1,103,187
PAI Holdco, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/28/27		429	429,594
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		419	423,357
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		856	815,809
Voyage Australia Property Ltd., USD Term Loan B, 06/16/28(b)(l)		659	659,000

			11,499,129

Diversified Financial Services — 7.7%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		1,251	1,252,634
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 03/10/28(b)		757	756,340
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 02/04/28		2,175	2,164,591
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, 05/04/29(b)(l)		2,232	2,209,680
AQGEN Island Holdings, Inc., Term Loan, 05/20/28(l)		2,489	2,481,234
Belron Finance US LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 04/13/28		1,737	1,733,339
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28		595	601,694
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		3,270	3,276,148
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		1,155	1,145,581
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 02/16/28		760	762,265

Security		Par (000)	Value

Diversified Financial Services (continued)
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.50%, 07/03/24	USD	1,335	$1,327,022
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2, 12/17/27(l)		367	363,789
2021 Incremental Term Loan B2, 12/17/27(l)		734	727,578
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		126	124,822
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		849	842,545
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/02/27		903	904,646
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		5,007	5,018,040
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/08/28(b)		828	829,995
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.66%, 01/23/25		1,726	1,665,288
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.40%, 07/30/25		2,061	1,983,982
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/16/27		622	621,791
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		6,658	6,693,207
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		1,312	1,306,571
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		1,105	1,106,827
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.57%, 04/30/28		1,876	1,855,158

			41,754,767

Diversified Telecommunication Services — 2.3%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/30/27		507	507,450
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 10/02/27		713	713,467
Frontier Communications Corp., 2021 DIP Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28		1,780	1,779,666
GCI LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 10/15/25		1,094	1,091,001
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		455	461,447
2020 DIP Term Loan, (PRIME + 4.75%, 1.00% Floor), 6.50%, 07/13/22		157	158,440

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Iridium Satellite LLC, 2021 Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 3.75%, 11/04/26	USD	1,541	$1,542,707
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		1,676	1,649,639
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		2,322	2,319,206
Orbcomm, Inc., Term Loan B, 06/17/28(l)		647	645,382
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.31%, 01/15/27	GBP	1,400	1,907,784

			12,776,189

Electric Utilities — 1.0%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	1,176	1,174,952
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/31/28		4,007	4,001,430

			5,176,382

Electrical Equipment — 0.5%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, 06/23/28(l)		762	762,480
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 03/31/27		2,168	2,156,923

			2,919,403

Electronic Equipment, Instruments & Components — 0.1%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 02/12/25		776	775,205

Energy Equipment & Services — 0.0%
Dell International LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%, 0.25% Floor), 2.00%, 09/19/25		114	114,246

Entertainment — 0.3%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(b)		1,750	1,802,711

Environmental, Maintenance, & Security Service — 0.5%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		1,762	1,754,835
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		1,084	1,087,394

			2,842,229

Equity Real Estate Investment Trusts (REITs) — 0.4%
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 12/20/24		2,203	2,183,879

Food & Staples Retailing — 1.0%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25		654	652,085
Hearthside Food Solutions LLC
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.79%, 05/23/25		1,394	1,384,725

Security		Par (000)	Value

Food & Staples Retailing (continued)
Hearthside Food Solutions LLC (continued)
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25	USD	178	$177,977
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 06/27/23		2,708	2,679,106
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		743	731,238

			5,625,131

Food Products — 2.6%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 10/01/25		1,105	1,099,962
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		415	414,470
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		2,753	2,757,793
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		3,305	3,253,107
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/01/26		595	592,482
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 02/05/23		2,009	2,004,036
2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		1,696	1,683,448
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/08/28		1,622	1,628,386
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		612	611,144

			14,044,828

Health Care Equipment & Supplies — 1.1%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/06/27		1,834	1,833,015
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 05/04/28		685	685,432
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/25		2,260	2,257,935
EUR Term Loan B, (3 mo.EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	990	1,174,139

			5,950,521

Health Care Providers & Services — 3.3%
AHP Health Partners, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/30/25	USD	830	831,312
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/06/28		1,187	1,192,960
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		2,134	2,131,633
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.00%, 01/08/27		1,258	1,261,947
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		1,718	1,457,870

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.35%, 02/18/28	USD	1,460	$1,397,950
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 02/18/27		1,970	1,950,515
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.65%, 03/05/26		942	901,743
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 08/06/26		4,356	4,355,243
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		435	433,326
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/14/25		47	46,832
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 12/13/26		2,247	2,236,709

			18,198,040

Health Care Services — 1.1%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.69%, 07/25/26		2,406	2,390,650
Unified Physician Management LLC, 2020 Term Loan, (1 Week LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/18/27(b)		1,647	1,648,891
WP CityMD Bidco LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/13/26		1,882	1,884,776

			5,924,317

Health Care Technology — 2.9%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		327	327,897
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		3,159	3,155,259
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		1,948	1,934,124
Polaris Newco LLC, USD Term Loan B, (6 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/04/28		4,736	4,746,772
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 07/25/26		2,346	2,348,439
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.85%, 03/07/24		279	277,525
Verscend Holdings Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 02/01/29(b)		2,740	2,767,400

			15,557,416

Hotels, Restaurants & Leisure — 7.2%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26		2,750	2,710,021
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		493	480,927
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		880	880,893

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 1.94%, 10/19/24	USD	1,085	$1,076,632
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.34%, 09/15/23		1,078	1,076,164
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		1,807	1,790,171
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25		3,523	3,532,233
CCM Merger, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25		1,191	1,190,034
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/10/28(b)		694	687,317
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 8.25%, 03/31/28(b)		820	836,400
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		4,201	4,018,882
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		898	894,456
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		1,719	1,705,130
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		201	223,353
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.75%, 08/25/25(b)		529	531,648
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		4,300	4,297,035
IRB Holding Corp., 2020 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		1,391	1,387,334
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		662	636,095
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		1,754	1,744,644
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		1,138	1,129,546
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 07/10/25		1,003	1,002,753
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 2.50%, 02/08/27		1,989	1,964,293
Travelport Finance (Luxembourg) Sarl
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.20%, 05/29/26		2,613	2,379,077

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Travelport Finance (Luxembourg) Sarl (continued)
2020 Super Priority Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 3.50%, 02/28/25	USD	1,526	$1,598,672
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.83%, 08/02/26		1,805	1,796,685

			39,570,395

Household Durables — 0.8%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 05/17/28		3,089	3,071,362
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		1,056	1,057,014

			4,128,376

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 03/03/28(b)		478	475,212

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		665	656,694
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		1,056	1,041,350
Term Loan B9, (1 mo. LIBOR + 2.00%), 2.11%, 04/06/26		1,913	1,886,867

			3,584,911

Industrial Conglomerates — 2.1%
AVSC Holding Corp.(h)
2020 Term Loan B1, (0.25% PIK), 2.25%, 03/03/25		4,389	4,017,306
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		1,369	1,633,781
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		1,427	1,434,767
Vertical Midco GmbH, USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.48%, 07/29/27		1,703	1,704,166
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		2,614	2,596,142

			11,386,162

Insurance — 3.1%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		2,428	2,400,175
2020 Term Loan B3, 11/06/27(l)		1,323	1,324,315
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,184	1,170,318
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/19/28		2,186	2,171,016
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		599	599,712

Security		Par (000)	Value

Insurance (continued)
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/13/27	USD	1,301	$1,293,594
2021 Term Loan B, 02/12/27(l)		176	176,088
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 04/25/25		2,375	2,347,974
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 04/25/25		1,413	1,411,776
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 09/01/27		1,456	1,454,629
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		2,067	2,062,420
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		741	741,948

			17,153,965

Interactive Media & Services — 2.7%
Adevinta ASA, USD Term Loan B, 04/20/28(l)		2,218	2,217,401
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 12/06/27		2,123	2,116,556
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		2,993	2,992,960
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27		1,713	1,701,191
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		5,695	5,775,422

			14,803,530

Internet & Direct Marketing Retail — 0.4%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		2,422	2,421,930

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		2,412	2,409,953

IT Services — 6.1%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28		1,275	1,279,246
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		688	689,996
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/02/25		2,051	2,038,753
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/31/26		3,338	3,321,526
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 7.00%, 04/13/29(b)		1,120	1,125,600
CoreLogic, Inc., Term Loan, 06/04/28(l)		3,280	3,268,520
Fleetcor Technologies Operating Company, LLC, 2021 Term Loan B4, 04/28/28(l)		1,510	1,506,859
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		5,654	5,663,699

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)	USD	1,376	$1,365,288
Maximus, Inc., Term Loan B, 05/28/28(l)		894	893,258
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		898	876,260
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.38%, 08/01/25		1,121	1,000,896
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		2,259	2,204,488
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		3,730	3,846,563
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/05/26		864	862,884
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		1,665	1,652,643
Virtusa Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/11/28		937	939,462
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28		872	864,736

			33,400,677

Leisure Products — 0.1%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		780	752,829

Life Sciences Tools & Services — 2.3%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		4,031	4,046,967
Icon Luxembourg Sarl(l)
1st Lien Term Loan B, 06/16/28		650	650,755
Term Loan B, 06/16/28		2,608	2,611,886
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		1,098	1,101,764
PPD, Inc., Initial Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 01/13/28		3,925	3,918,411

			12,329,783

Machinery — 2.4%
Clark Equipment Co., 2021 Incremental Term Loan, 05/18/24(l)		1,206	1,203,566
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 05/14/28(b)		382	381,522
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/28/27		2,515	2,483,913
Madison IAQ LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/16/28		3,254	3,254,000
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		6,022	5,912,689

			13,235,690

Security		Par (000)		Value

Media — 11.6%
A-L Parent LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23	USD	2,572		$2,481,611
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 07/15/25		656		644,475
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.90%, 01/31/26		1,750		1,717,075
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.15%, 08/14/26		2,817		2,809,251
Cable One, Inc., 2021 Term Loan B4, 05/03/28(l)		437		435,033
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		3,571		3,563,174
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 08/21/26		5,817		5,674,213
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		9,061		9,066,196
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.32%, 07/17/25		585		576,211
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.57%, 04/15/27		1,966		1,945,302
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		854		853,102
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		1,549		1,538,487
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/19/26		2,285		2,222,404
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		4,219		4,196,889
2020 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.75%, 09/15/24		2,279		2,282,657
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/23/29		1,095		1,110,746
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.59%, 09/19/26		1,544		1,540,022
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		2,195		2,195,744
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		—	(k)	208
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.10%, 09/28/23(b)		4,338		4,316,435
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 3.07%, 01/31/29		509		505,437
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.35%, 01/31/29		2,097		2,093,792
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.57%, 01/31/28		2,578		2,553,895
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		3,139		3,075,749

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28	USD	591	$586,078
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		5,670	5,606,763

			63,590,949

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.64%, 07/31/25		2,040	2,022,589

Multi-line Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		900	897,688

Oil, Gas & Consumable Fuels — 0.6%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25		393	433,447
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		1,689	1,608,217
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		716	710,072
Lealand Finance Company BV, 2020 Take Back Term Loan, (3.00% PIK), 3.00%, 06/30/25(h)		328	145,787
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/24(b)		46	27,614
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 2.25%, 01/31/28		573	572,926

			3,498,063

Personal Products — 1.2%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/25/26		6,456	6,476,054

Pharmaceuticals — 3.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		2,258	2,212,406
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 02/22/28		2,323	2,324,679
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 08/01/27		936	920,918
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.09%, 11/15/27		1,876	1,856,356
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/21/28		2,237	2,243,286
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/02/28		1,461	1,461,921
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/18/27		1,161	1,156,667

Security		Par (000)		Value

Pharmaceuticals (continued)
Prestige Brands, Inc., 2021 Term Loan B, 06/11/28(l)	USD	448		$448,188
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		4,732		4,710,554

				17,334,975

Professional Services — 1.3%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		6,871		6,835,869

Real Estate Management & Development — 0.6%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		1,826		1,810,522
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25		1,304		1,291,451
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		41		40,545

				3,142,518

Road & Rail — 0.4%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 09/25/25		865		864,392
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.62%, 08/04/25		1,382		1,308,294

				2,172,686

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26		—	(k)	31

Software — 15.3%
2U, Inc., Term Loan, 11/30/24(l)		1,277		1,254,652
Applied Systems, Inc.
2017 1st Lien Term Loan, (PRIME + 2.25%), 3.77%, 09/19/24		437		435,564
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%, 0.75% Floor), 6.25%, 09/19/25		630		637,245
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		3,166		3,172,720
2020 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		771		784,014
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		1,992		1,989,760
Cloudera, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/22/27		866		864,843
Cornerstone OnDemand, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 04/22/27		895		894,205
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,340		1,339,619
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.43%, 05/27/24		569		545,241
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23		449		433,285

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
E2open LLC, 2020 Term Loan B, 10/29/27(l)	USD	253	$253,000
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 8.75%, 07/31/28		1,886	1,946,126
Helios Software Holdings, Inc., 2021 USD Term Loan B, (6 mo. LIBOR + 3.75%), 3.90%, 03/11/28		1,887	1,886,072
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		1,914	1,952,280
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		6,563	6,517,706
Magenta Buyer LLC(l)
2021 USD 1st Lien Term Loan, 05/03/28		4,076	4,071,924
2021 USD 2nd Lien Term Loan, 05/03/29(b)		2,132	2,105,350
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		870	869,520
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26		766	766,210
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 11/29/24		440	435,366
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.35%, 12/01/25		1,218	1,216,264
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		1,826	1,832,062
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		1,304	1,306,757
Planview Parent, Inc.
2nd Lien Term Loan, (1 Week LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/17/28		824	819,880
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		1,913	1,914,546
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.11%, 04/26/24		1,360	1,361,131
Proof Point, Inc.(l)
1st Lien Term Loan, 06/09/28		2,453	2,437,988
2nd Lien Term Loan, 06/08/29		1,281	1,292,209
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		5,445	5,426,125
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 7.25%, 04/22/29		2,629	2,704,671
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 05/30/25		586	579,826
Sabre GLBL, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		982	986,975
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 3.33%, 08/01/25		3,522	3,497,624
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		4,554	4,555,071

Security		Par (000)	Value

Software (continued)
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25	USD	357	$352,386
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		470	464,122
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		1,739	1,717,873
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		6,082	6,088,758
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.36%, 03/04/28		2,577	2,612,250
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		1,767	1,794,972
2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26		3,853	3,855,402
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/03/26		3,478	3,478,178

			83,449,772

Specialty Retail — 3.7%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25		1,998	1,985,289
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		1,146	1,137,319
EG Group Ltd., 2021 Term Loan, 03/31/26(l)		506	506,000
Eyemart Express LLC, 2020 2nd Lien Term Loan, 08/04/25(l)		1,241	1,235,122
Mavis Tire Express Services Corp., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/04/28		2,684	2,690,710
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		1,866	1,864,950
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/28		5,228	5,229,307
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,433	1,413,224
Sotheby’s, Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 01/15/27		3,055	3,069,289
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27		490	489,366
WOOF Holdings, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/21/28		495	499,950

			20,120,526

Technology Hardware, Storage & Peripherals — 0.4%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26		1,604	1,525,269
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 04/29/23		659	658,568

			2,183,837

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.75%, 05/23/25	USD	653	$653,540

Trading Companies & Distributors — 0.6%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 04/23/28		1,233	1,225,690
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		1,364	1,354,213
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.92%, 04/01/28		604	605,836

			3,185,739

Wireless Telecommunication Services — 1.5%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/30/28		978	975,772
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.50%, 05/26/28		567	566,699
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		3,353	3,321,096
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 06/10/27		3,184	3,183,299

			8,046,866

Total Floating Rate Loan Interests — 125.8% (Cost: $682,620,119)			686,593,205

		Shares

Investment Companies

Equity Funds — 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF		4,875	471,364

Fixed Income Funds — 1.8%
Invesco Senior Loan ETF		45,000	996,750
iShares iBoxx $High Yield Corporate Bond ETF(m)		42,000	3,697,680
iShares iBoxx $Investment Grade Corporate Bond ETF(m)		39,000	5,240,040

			9,934,470

Total Investment Companies — 1.9% (Cost: $9,876,665)			10,405,834

Security		Benefical Interest (000)	Value

Other Interests(n)

IT Services — 0.0%
Millennium Corp.	USD	1,156	$—
Millennium Lender Claims		1,084	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 0.5%(g)

Automobiles — 0.0%
General Motors Financial Co., Inc., Series C, 5.70%(f)	USD	50	56,000

Banks — 0.1%
CaixaBank SA, 6.38%(f)	EUR	200	258,773
Stichting AK Rabobank Certificaten, 2.19%		10	16,434
Wells Fargo & Co., Series U, 5.88%(f)	USD	193	216,143

			491,350

Diversified Financial Services(f) — 0.4%
Bank of America Corp.
Series AA, 6.10%		9	10,106
Series X, 6.25%		222	245,587
HSBC Holdings PLC, 6.00%		600	666,000
JPMorgan Chase & Co.
Series FF, 5.00%		765	808,567
Series HH, 4.60%		166	172,026
Natwest Group PLC, 8.63%		246	247,776

			2,150,062

Utilities — 0.0%
Electricite de France SA, 3.38%(f)	EUR	200	247,526

Total Capital Trusts — 0.5%			2,944,938

		Shares

Preferred Stocks — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(f)(g)		13,550	371,270

Insurance — 0.0%
Alliant Holdings, Inc.(b)		83	81,339

Total Preferred Stocks — 0.1%			452,609

Total Preferred Securities — 0.6% (Cost: $3,172,671)			3,397,547

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc. (Expires 06/08/22)(a)		5,283	—

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(a)	1,152	$8,847

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(a)(b)	1	—

Total Warrants — 0.0% (Cost: $ — )		8,847

Total Long-Term Investments — 149.9% (Cost: $832,523,626)		818,383,090

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(m)(o)	821,890	821,890

Total Short-Term Securities — 0.1% (Cost: $821,890)		821,890

Total Investments — 150.0% (Cost: $833,345,516)		819,204,980

Liabilities in Excess of Other Assets — (50.0)%		(273,136,413)

Net Assets — 100.0%		$546,068,567

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $143,374, representing less than 0.05% of its net assets as of period end, and an original cost of $32,685.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	When-issued security.
(j)	Convertible security.
(k)	Amount is less than 500.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Affiliate of the Fund.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$821,890	(a)	$—	$—	$—	$821,890	821,890	$117	$—
iShares iBoxx $ High Yield Corporate Bond ETF	5,412,600	—		(1,738,551)	93,493	(69,862)	3,697,680	42,000	81,520	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,387,070	—		—	—	(147,030)	5,240,040	39,000	50,786	—

					$93,493	$(216,892)	$9,759,610		$132,423	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,269,282	EUR	1,872,000	BNP Paribas S.A.	09/15/21	$46,179
USD	2,951,763	EUR	2,435,000	BNP Paribas S.A.	09/15/21	60,067
USD	2,037,976	GBP	1,442,000	BNP Paribas S.A.	09/15/21	42,925
USD	446,985	GBP	317,000	Morgan Stanley & Co. International PLC	09/15/21	8,406

						$157,577

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/23	NR		USD 170		$(2,661)	$(6,705)	$4,044
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR		USD 185		(9,421)	(20,336)	10,915

									$(12,082)	$(27,041)	$14,959

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$(27,041)	$14,959	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$157,577	$—	$—	$157,577
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	14,959	—	—	—	—	14,959

	$—	$14,959	$—	$157,577	$—	$—	$172,536

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$27,041	$—	$—	$—	$—	$27,041

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$2,340	$—	$2,340
Forward foreign currency exchange contracts	—	—	—	(171,312)	—	—	(171,312)
Swaps	—	5,416	—	—	—	—	5,416

	$—	$5,416	$—	$(171,312)	$2,340	$—	$(163,556)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$360,269	$—	$—	$360,269
Swaps	—	1,440	—	—	—	—	1,440

	$—	$1,440	$—	$360,269	$—	$—	$361,709

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$0	(a)
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$7,699,925
Credit default swaps
Average notional value — sell protection	$355,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$157,577	$—
Swaps — OTC(a)	14,959	27,041

Total derivative assets and liabilities in the Statements of Assets and Liabilities	172,536	27,041

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$172,536	$27,041

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Barclays Bank PLC	$14,959	$(14,959)	$—	$—	$—
BNP Paribas S.A	149,171	—	—	—	149,171
Morgan Stanley & Co. International PLC	8,406	—	—	—	8,406

	$172,536	$(14,959)	$—	$—	$157,577

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	(c)	Net Amount of Derivative Liabilities

Barclays Bank PLC	$27,041	$(14,959)		$—	$(12,082)		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$167,378	$—	$167,378
Common Stocks
Construction & Engineering	69,327	—	—	69,327
Diversified Financial Services	—	—	10,753	10,753
Energy Equipment & Services	—	—	11,973	11,973
Metals & Mining	—	36,608	1,385	37,993
Oil, Gas & Consumable Fuels	915,718	143,374	—	1,059,092
Semiconductors & Semiconductor Equipment	54,443	—	—	54,443
Software	1,076	—	—	1,076
Specialty Retail	—	184,133	—	184,133
Corporate Bonds	—	115,796,696	584,793	116,381,489
Floating Rate Loan Interests	—	655,015,542	31,577,663	686,593,205
Investment Companies	10,405,834	—	—	10,405,834
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	2,944,938	—	2,944,938
Preferred Stocks	371,270	—	81,339	452,609
Warrants	8,847	—	—	8,847
Short-Term Securities
Money Market Funds	821,890	—	—	821,890
Unfunded Floating Rate Loan Interests(a)	—	254	—	254
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(521)	—	(521)

	$12,648,405	$774,288,402	$32,267,906	$819,204,713

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$14,959	$—	$14,959
Foreign Currency Exchange Contracts	—	157,577	—	157,577

	$—	$172,536	$—	$172,536

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $238,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Preferred Stocks	Warrants		Total

Assets
Opening balance, as of December 31, 2020	$64,033	$387,813	$30,751,870	$—	(a)	$81,671	$—	(a)	$31,285,387
Transfers into Level 3(b)	—	—	3,950,796	—		—	—		3,950,796
Transfers out of Level 3(c)	—	—	(15,669,520)	—	(a)	—	—	(a)	(15,669,520)
Accrued discounts/premiums	—	11,320	20,185	—		—	—		31,505
Net realized gain (loss)	—	1,151	47,881	—		—	—		49,032
Net change in unrealized appreciation (depreciation)(d)(e)	(39,922)	187,961	381,392	—		(332)	—		529,099

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Debt Strategies Fund, Inc. (DSU)

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants		Total

Purchases	$—	$10,262	$17,217,502	$—	$—	$—		$17,227,764
Sales	—	(13,714)	(5,122,443)	—	—	—		(5,136,157)

Closing balance, as of June 30, 2021	$24,111	$584,793	$31,577,663	$—	$81,339	$—	(a)	$32,267,906

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(d)	$(39,922)	$187,961	$428,616	$—	$(332)	$—		$576,323

(a)	Rounds to less than $1.
(b)

As of December 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2021, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		123,933	$60,727

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(a)(b)		309,827,230	3,098

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(a)(b)		887	13,128

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		114,650	302,676

Metals & Mining — 0.0%
Preferred Proppants LLC(a)(b)		12,198	1,159

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(a)		2,027	61,094

Semiconductors & Semiconductor Equipment(a) — 0.0%
Maxeon Solar Technologies Ltd.		232	4,972
SunPower Corp.		1,860	54,349

			59,321

Software — 0.0%
Avaya Holdings Corp.(a)		66	1,775

Specialty Retail — 0.1%
NMG Parent LLC(a)		3,613	450,422

Total Common Stocks — 0.2% (Cost: $7,996,110)			953,400

		Par (000)

Corporate Bonds

Airlines(c) — 0.4%
Allegiant Travel Co., 8.50%, 02/05/24	USD	1,195	1,300,674
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26		563	596,076

			1,896,750

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(c)		446	474,981

Automobiles — 0.0%
AutoNation, Inc., 4.75%, 06/01/30		141	166,761

Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 04/01/29(c)		410	411,025

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(c)		118	125,367

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		51	56,866

Security		Par (000)	Value

Construction Materials — 0.2%
Wolverine Escrow LLC, 9.00%, 11/15/26(c)	USD	1,039	$1,013,025

Consumer Finance — 0.1%
PayPal Holdings, Inc., 1.65%, 06/01/25		424	435,151

Diversified Telecommunication Services(c) — 0.4%
Zayo Group Holdings, Inc.
4.00%, 03/01/27		1,969	1,955,453
6.13%, 03/01/28		251	256,334

			2,211,787

Electric Utilities — 0.0%
Pike Corp., 5.50%, 09/01/28(c)		144	149,760
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 11/10/21(a)(b)(d)		1,710	—

			149,760

Energy Equipment & Services(b)(c)(e) — 0.1%
Pioneer Energy Services Corp.
(11.00% Cash or 11.00% PIK), 11.00%, 05/15/25		351	353,069
(5.00% PIK), 5.00%, 11/15/25(f)		260	288,666

			641,735

Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		138	147,435

Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc., Series EE, 5.75%, 05/01/25		376	434,017

Internet Software & Services — 0.1%
Expedia Group, Inc., 6.25%, 05/01/25(c)		337	392,017

Machinery(c) — 0.4%
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(e)		905	981,925
Madison IAQ LLC, 5.88%, 06/30/29		809	823,158

			1,805,083

Media(c) — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50(f)		513	538,608
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(e)		193	190,672
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26		573	593,055

			1,322,335

Oil, Gas & Consumable Fuels — 0.1%
eG Global Finance PLC, 8.50%, 10/30/25(c)		284	299,860

Semiconductors & Semiconductor Equipment — 0.0%
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)		75	78,881

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 0.1%
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(c)	USD	264	$276,540

Total Corporate Bonds — 2.5% (Cost: $11,671,730)			12,339,376

Floating Rate Loan Interests(g)

Aerospace & Defense — 4.9%
Atlas CC Acquisition Corp
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/28/28		6,378	6,393,770
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 6.00%, 05/25/28		1,297	1,300,428
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 10/30/26		718	718,042
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		518	504,209
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		964	937,829
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26(b)		776	745,113
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(b)		2,265	2,310,300
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		6,884	6,898,753
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		1,000	1,005,395
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		3,199	3,149,339

			23,963,178

Air Freight & Logistics — 0.8%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/06/28		479	478,253
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		3,463	3,393,500

			3,871,753

Airlines — 2.3%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		1,276	1,329,273
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		388	370,876
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.07%, 12/14/23		1,967	1,917,994
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.10%, 04/28/23		1,222	1,190,758
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		2,394	2,554,781
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		3,745	3,790,374

			11,154,056

Security		Par (000)	Value

Auto Components — 2.9%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28	USD	825	$824,744
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		4,611	4,565,256
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/31/28		2,519	2,517,428
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.15%, 05/16/24		3,789	3,751,986
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.40%, 12/02/26		217	214,574
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 02/05/26		2,612	2,578,649

			14,452,637

Automobiles — 0.2%
MajorDrive Holdings IV LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 05/12/28		818	818,254

Building Materials — 0.1%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.50%, 07/31/25		183	182,620
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/12/28		442	441,824

			624,444

Building Products — 1.8%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/23/27		2,473	2,464,815
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 05/05/24		1,735	1,732,322
LSF10 XL Bidco SCA, 2021 EUR Term Loan, (EURIBOR + 4.25%), 4.25%, 04/12/28	EUR	1,000	1,180,070
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27	USD	534	534,652
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		3,210	3,208,602

			9,120,461

Capital Markets — 2.6%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 4.75%, 04/09/27		5,843	5,864,890
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 04/07/28(b)		1,806	1,846,635
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/12/27		1,425	1,423,501
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 06/27/25		828	824,628
Focus Financial Partners LLC(h)
2021 Delayed Draw Term Loan, 06/24/28		280	278,628
2021 Term Loan, 06/24/28		1,212	1,207,392
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24(b)		1,320	1,315,401

			12,761,075

Chemicals — 6.1%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/27/26		2,553	2,586,961

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/18/28	USD	3,497	$3,477,347
Axalta Coating Systems US Holdings Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.90%, 06/01/24		1,848	1,835,703
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24(b)		1,157	1,145,454
Element Solutions, Inc., 2021 Term Loan B, 01/31/26(h)		2,016	2,012,230
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.25%, 11/07/24		1,239	1,236,951
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		1,485	1,475,453
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/28/25		769	767,425
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.85%, 03/30/26		861	860,881
Klockner-Pentaplast of America, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.50% Floor), 5.25%, 02/09/26(b)		1,285	1,291,204
Lonza Group AG, USD Term Loan B, 04/29/28(h)		1,044	1,044,564
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.65%, 03/02/26		2,585	2,565,576
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/14/24(b)		431	431,394
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		1,729	1,716,574
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/29/27		739	737,070
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.50%), 3.63%, 10/14/24		1,748	1,737,483
PQ Corp., 2021 Term Loan B, 05/26/28(h)		1,756	1,754,543
Pregis TopCo Corp., 2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 08/01/26		710	709,743
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		1,299	1,304,174
Sparta US Holdco LLC, 2021 Term Loan, 2021 Term Loan, 05/04/28(h)		1,162	1,162,360
Starfruit Finco BV, 2018 USD Term Loan B, (PRIME + 1.75%), 3.13%, 10/01/25		199	197,231

			30,050,321

Commercial Services & Supplies — 5.0%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28		3,791	3,800,361
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 03/11/25		155	152,922
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/23		2,382	2,368,414
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		1,145	1,132,078
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		797	788,106

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Asurion LLC (continued)
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28	USD	1,117	$1,124,645
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		1,980	1,971,628
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		2,577	2,576,048
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 09/06/24		1,648	1,637,658
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		538	533,863
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		424	379,136
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26		990	975,254
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/09/28		1,766	1,757,110
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 09/23/26		1,957	1,955,050
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.10%, 08/27/25		3,516	3,521,654

			24,673,927

Communications Equipment — 0.2%
Avantor Funding, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.00%, 1.00% Floor), 3.00%, 11/21/24		751	750,284

Construction & Engineering — 2.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		4,066	3,997,040
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28		1,045	1,042,167
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 06/02/28		3,427	3,423,196
USIC Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 05/12/28		1,774	1,769,124

			10,231,527

Construction Materials — 2.6%
Core & Main LP
2017 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 3.75%, 08/01/24		2,468	2,464,493
2021 Term Loan B, 06/09/28(h)		4,655	4,622,847
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		2,416	2,394,991
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		1,215	1,214,820
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.00%, 10/25/23		1,144	1,143,699
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.00%), 3.13%, 05/29/26		880	877,022

			12,717,872

Containers & Packaging — 2.0%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		2,404	2,344,885

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27	USD	4,201	$4,206,350
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/02/28		2,056	2,045,856
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 08/01/26		625	624,354
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/18/27		826	824,818

			10,046,263

Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		1,484	1,472,351
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 2.25%, 1.00% Floor), 10.50%, 05/30/24(b)		944	925,254
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		3,096	2,750,820

			5,148,425

Diversified Consumer Services — 2.4%
Ascend Learning LLC
2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		494	493,458
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		1,019	1,019,297
Bright Horizons Family Solutions LLC, 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 1.00% Floor), 2.50%, 11/07/23		1,857	1,848,988
Frontdoor, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%), 2.35%, 05/20/28		734	734,000
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 3.85%, 07/11/25		2,583	2,531,376
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 12/22/25		1,682	1,638,175
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.32%, 05/15/24		1,130	1,124,073
PAI Holdco, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/28/27		768	769,273
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		472	476,781
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		738	703,055
Voyage Australia Property Ltd., USD Term Loan B, 06/16/28(b)(h)		748	748,000

			12,086,476

Diversified Financial Services — 8.9%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		1,408	1,410,195
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 03/10/28(b)		857	855,468

Security		Par (000)	Value

Diversified Financial Services (continued)
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 02/04/28	USD	2,467	$2,455,519
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, 05/04/29(b)(h)		2,528	2,502,720
AQGEN Island Holdings, Inc., Term Loan, 05/20/28(h)		2,827	2,818,180
Belron Finance US LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 04/13/28		3,043	3,036,770
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28		670	677,538
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		3,680	3,686,918
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		918	910,675
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 02/16/28		857	859,330
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.50%, 07/03/24		1,699	1,688,811
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2, 12/17/27(h)		417	413,351
2021 Incremental Term Loan B2, 12/17/27(h)		834	826,703
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		142	140,997
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		959	951,728
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/02/27		1,022	1,023,207
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		5,659	5,672,122
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/08/28(b)		936	937,994
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.66%, 01/23/25		425	410,038
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.40%, 07/30/25		510	491,360
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/16/27		703	703,272
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		7,259	7,297,593
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		1,489	1,482,135
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		1,248	1,249,290
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.57%, 04/30/28		1,617	1,599,035

			44,100,949

Diversified Telecommunication Services — 2.9%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/30/27		575	575,110
Consolidated Communications, Inc., 2021 Term
Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 10/02/27		808	808,549
Frontier Communications Corp., 2021 DIP Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28		2,012	2,012,419

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
GCI LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 10/15/25	USD	1,238	$1,234,553
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		395	400,597
2020 DIP Term Loan, (PRIME + 4.75%, 1.00% Floor), 6.50%, 07/13/22		137	137,546
Iridium Satellite LLC, 2021 Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 3.75%, 11/04/26		1,752	1,753,672
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		1,931	1,900,069
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24 .		2,298	2,295,904
Orbcomm, Inc., Term Loan B, 06/17/28(h)		736	734,160
TDC A/S, EUR Term Loan, (6 mo. EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	964,960
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.31%, 01/15/27	GBP	1,000	1,362,703

			14,180,242

Electric Utilities — 1.2%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	1,330	1,329,268
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/31/28		4,543	4,536,685

			5,865,953

Electrical Equipment — 0.7%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, 06/23/28(h)		869	869,548
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 03/31/27		2,456	2,449,309

			3,318,857

Electronic Equipment, Instruments & Components — 0.1%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 02/12/25		674	673,890

Energy Equipment & Services — 0.1%
Dell International LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%, 0.25% Floor), 2.00%, 09/19/25		582	581,211

Entertainment — 0.4%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(b)		1,980	2,039,451

Environmental, Maintenance, & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		1,998	1,990,131
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		1,230	1,234,164

			3,224,295

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 0.6%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/11/24	USD	727	$717,971
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 12/20/24		2,489	2,467,429

			3,185,400

Food & Staples Retailing — 1.0%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25		742	739,756
Hearthside Food Solutions LLC
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.79%, 05/23/25		836	830,131
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		165	165,124
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 06/27/23		2,362	2,337,248
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		644	633,493

			4,705,752

Food Products — 2.7%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 10/01/25		1,088	1,083,383
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		415	414,905
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		3,109	3,114,695
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		3,605	3,548,634
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/01/26		514	511,659
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 02/05/23 .		1,912	1,907,202
2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		408	404,649
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/08/28		1,837	1,843,997
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		694	692,633

			13,521,757

Health Care Equipment & Supplies — 1.2%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/06/27		2,075	2,073,704
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 05/04/28		777	777,489
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/25		2,083	2,081,343
EUR Term Loan B, (3 mo.EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	990	1,174,139

			6,106,675

Health Care Providers & Services — 3.6%
AHP Health Partners, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/30/25	USD	800	801,309

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/06/28	USD	1,343	$1,349,348
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		1,857	1,854,463
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.00%, 01/08/27		1,201	1,206,136
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		1,445	1,230,373
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.35%, 02/18/28		1,260	1,206,450
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 02/18/27		1,698	1,682,131
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.65%, 03/05/26		1,061	1,015,556
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 08/06/26		4,288	4,287,282
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		494	492,584
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/14/25		53	52,811
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 12/13/26		2,539	2,527,371

			17,705,814

Health Care Services — 1.2%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.69%, 07/25/26		2,080	2,066,744
Unified Physician Management LLC, 2020 Term Loan, (1 Week LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/18/27(b)		1,872	1,873,742
WP CityMD Bidco LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/13/26		1,783	1,785,829

			5,726,315

Health Care Technology — 3.0%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		368	368,884
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		1,457	1,455,300
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		2,211	2,194,374
Polaris Newco LLC, USD Term Loan B, (6 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/04/28		5,375	5,388,159
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 07/25/26		1,715	1,716,836
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.85%, 03/07/24		499	496,235
Verscend Holdings Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 02/01/29(b)		3,092	3,122,920

			14,742,708

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 7.7%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26	USD	2,468	$2,431,849
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		1,000	1,000,790
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.34%, 09/15/23		1,133	1,130,693
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		2,353	2,331,973
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25		3,640	3,648,872
CCM Merger, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25		634	633,643
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/10/28(b)		785	777,182
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 8.25%, 03/31/28(b)		581	592,620
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		4,026	3,851,949
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		1,341	1,336,377
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3.00% PIK), 5.25%, 12/01/23(e)		151	149,948
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		2,510	2,489,369
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		177	196,419
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.75%, 08/25/25(b)		598	601,470
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		4,868	4,865,272
IRB Holding Corp., 2020 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		1,596	1,591,953
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		1,236	1,229,587
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		1,290	1,280,588
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 07/10/25		877	876,982
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 2.50%, 02/08/27		2,081	2,055,845
Travelport Finance (Luxembourg) Sarl
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.20%, 05/29/26		2,225	2,025,881
2020 Super Priority Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 3.50%, 02/28/25		1,314	1,376,346

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.83%, 08/02/26	USD	948	$943,042
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 05/30/25		548	542,887

			37,961,537

Household Durables — 1.3%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 05/17/28		3,501	3,481,009
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/04/27		1,518	1,504,836
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		1,195	1,196,489

			6,182,334

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 03/03/28(b)		540	537,584

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		509	502,532
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		714	703,507
Term Loan B9, (1 mo. LIBOR + 2.00%), 2.11%, 04/06/26		1,527	1,506,137

			2,712,176

Industrial Conglomerates — 2.2%
AVSC Holding Corp.(e)
2020 Term Loan B1, (0.25% PIK), 2.25%, 03/03/25		3,783	3,462,557
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		1,153	1,375,452
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		1,315	1,322,739
Vertical Midco GmbH, USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.48%, 07/29/27		1,929	1,930,127
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		2,972	2,951,757

			11,042,632

Insurance — 3.8%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		2,929	2,895,835
2020 Term Loan B3, 11/06/27(h)		1,665	1,666,088
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,029	1,017,259
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/19/28		2,480	2,463,400
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		680	680,728
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/13/27		1,426	1,417,619

Security		Par (000)	Value

Insurance (continued)
AssuredPartners, Inc. (continued)
2021 Term Loan B, 02/12/27(h)	USD	213	$213,106
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 04/25/25		2,891	2,857,942
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 04/25/25		874	872,924
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 09/01/27		1,652	1,650,959
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		798	789,369
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		1,216	1,213,141
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		841	841,580

			18,579,950

Interactive Media & Services — 3.2%
Adevinta ASA, USD Term Loan B, 04/20/28(h)		2,513	2,512,112
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 12/06/27		2,400	2,392,284
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		3,384	3,383,995
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27		743	738,464
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		6,443	6,534,148

			15,561,003

Internet & Direct Marketing Retail — 0.5%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		2,715	2,715,195

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		2,116	2,114,403

IT Services — 6.7%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28		1,440	1,444,795
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		777	778,995
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/02/25		2,072	2,059,256
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/31/26		2,485	2,472,761
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 7.00%, 04/13/29(b)		1,269	1,275,345
CoreLogic, Inc., Term Loan, 06/04/28(h)		3,711	3,698,012
Fleetcor Technologies Operating Company, LLC, 2021 Term Loan B4, 04/28/28(h)		495	493,970
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		5,615	5,624,966
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)		1,563	1,551,464
Maximus, Inc., Term Loan B, 05/28/28(h)		1,016	1,015,157

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.38%, 08/01/25	USD	975	$870,539
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		2,568	2,505,613
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		4,215	4,346,719
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/05/26		976	974,256
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		1,887	1,872,568
Virtusa Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/11/28		1,059	1,062,523
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28		988	979,506

			33,026,445

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		998	963,161

Life Sciences Tools & Services — 2.8%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		4,461	4,478,258
Icon Luxembourg Sarl(h)
1st Lien Term Loan B, 06/16/28		738	739,536
Term Loan B, 06/16/28		2,964	2,968,221
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		1,243	1,247,212
PPD, Inc., Initial Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 01/13/28		4,446	4,438,210

			13,871,437

Machinery — 2.7%
Clark Equipment Co., 2021 Incremental Term Loan, 05/18/24(h)		1,368	1,364,837
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 05/14/28(b)		432	431,460
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/28/27		2,258	2,230,815
Madison IAQ LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/16/28		3,699	3,699,000
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		5,560	5,458,719

			13,184,831

Media — 13.2%
A-L Parent LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		2,616	2,524,256
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 07/15/25		1,101	1,081,365
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.90%, 01/31/26		1,579	1,549,962
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.15%, 08/14/26		3,519	3,509,437
Cable One, Inc., 2021 Term Loan B4, 05/03/28(h)		1,046	1,041,293

Security		Par (000)		Value

Media (continued)
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25	USD	3,386		$3,378,705
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 08/21/26		6,527		6,366,301
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		9,062		9,067,605
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.32%, 07/17/25		2,158		2,125,717
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.57%, 04/15/27		2,123		2,100,369
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		967		965,794
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		1,345		1,336,820
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/19/26		2,570		2,499,235
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 1.85%, 02/15/24		120		119,627
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		3,525		3,506,509
2020 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.75%, 09/15/24		2,576		2,579,794
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/23/29		1,021		1,035,682
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.59%, 09/19/26		1,344		1,340,421
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		2,438		2,438,558
Sinclair Television Group Inc., 2021 Term Loan B3, (1 mo. LIBOR + 3.00%), 3.11%, 04/01/28		160		158,534
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		—	(i)	315
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.10%, 09/28/23(b)		4,102		4,081,226
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 3.07%, 01/31/29		577		572,961
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.35%, 01/31/29		2,365		2,361,382
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.57%, 01/31/28		988		978,886
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		733		717,973
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		669		663,064
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		7,235		7,154,188

				65,255,979

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.64%, 07/31/25		1,763		1,748,677

Multi-line Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		948		945,692

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.6%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25	USD	1,455	$1,384,917
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		779	772,443
Lealand Finance Company BV, 2020 Take Back Term Loan, (3.00% PIK), 3.00%, 06/30/25(e)		288	127,703
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/24(b)		40	24,146
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 2.25%, 01/31/28		647	647,785

			2,956,994

Personal Products — 1.5%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/25/26		7,311	7,333,419

Pharmaceuticals — 3.7%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		1,950	1,910,649
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 02/22/28		2,045	2,046,151
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 08/01/27		1,058	1,041,004
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.09%, 11/15/27		1,694	1,676,745
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/21/28		3,101	3,109,714
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/02/28		1,657	1,658,044
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/18/27		1,317	1,312,648
Prestige Brands, Inc., 2021 Term Loan B, 06/11/28(h)		509	509,214
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		4,871	4,848,278

			18,112,447

Professional Services — 1.2%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		6,183	6,151,209

Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		2,059	2,040,726
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25		1,471	1,456,887
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		46	45,757

			3,543,370

Security		Par (000)	Value

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 09/25/25	USD	246	$246,016
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.62%, 08/04/25		1,226	1,159,551

			1,405,567

Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26		481	479,257

Software — 17.0%
2U, Inc., Term Loan, 11/30/24(h)		1,447	1,421,678
Applied Systems, Inc.
2017 1st Lien Term Loan, (PRIME + 2.25%), 3.77%, 09/19/24		744	741,674
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%, 0.75% Floor), 6.25%, 09/19/25		442	447,083
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		2,465	2,469,656
2020 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		870	884,686
Cloudera, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/22/27		982	980,421
Cornerstone OnDemand, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 04/22/27		645	643,898
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,878	1,877,160
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.43%, 05/27/24		1,151	1,102,803
E2open LLC, 2020 Term Loan B, 10/29/27(h)		288	288,000
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 8.75%, 07/31/28		2,141	2,209,255
Helios Software Holdings, Inc., 2021 USD Term Loan B, (6 mo. LIBOR + 3.75%), 3.90%, 03/11/28		2,134	2,132,910
Informatica LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		8,661	8,601,248
Magenta Buyer LLC(h)
2021 USD 1st Lien Term Loan, 05/03/28		4,624	4,619,376
2021 USD 2nd Lien Term Loan, 05/03/29(b)		2,418	2,387,775
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		987	987,072
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26		871	870,423
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 11/29/24		499	493,483
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.35%, 12/01/25		1,222	1,220,115
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		2,066	2,073,018
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		1,468	1,471,726
Planview Parent, Inc.
2nd Lien Term Loan, (1 Week LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/17/28		930	925,350

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Planview Parent, Inc. (continued)
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27	USD	2,160	$2,161,589
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.11%, 04/26/24		1,535	1,536,375
Proof Point, Inc.(h)
1st Lien Term Loan, 06/09/28		2,790	2,772,925
2nd Lien Term Loan, 06/08/29		1,451	1,463,696
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		6,170	6,148,571
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 7.25%, 04/22/29		2,965	3,050,400
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 05/30/25		683	675,665
Sabre GLBL, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		1,111	1,116,972
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 3.33%, 08/01/25		3,904	3,877,809
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		5,144	5,145,230
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		5,419	5,424,748
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.36%, 03/04/28		2,194	2,224,333
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		1,992	2,023,533
2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26		3,657	3,659,483
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/03/26		3,948	3,948,385

			84,078,524

Specialty Retail — 4.3%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25		442	440,040
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		880	873,281
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.75%), 4.83%, 06/23/25	GBP	1,000	1,378,638
EG Group Ltd., 2021 Term Loan, 03/31/26(h)	USD	574	574,000
Eyemart Express LLC, 2020 2nd Lien Term Loan, 08/04/25(h)		1,410	1,403,500
Mavis Tire Express Services Corp., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/04/28		3,040	3,047,600
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		1,728	1,726,743
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/28		5,922	5,923,481

Security		Par (000)	Value

Specialty Retail (continued)
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24	USD	1,598	$1,576,613
Sotheby’s, Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 01/15/27		3,279	3,294,474
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27		554	553,153
WOOF Holdings, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/21/28		560	565,600

			21,357,123

Technology Hardware, Storage & Peripherals — 0.3%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26		789	750,122
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 04/29/23		574	573,532

			1,323,654

Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.75%, 05/23/25		741	741,368

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 04/23/28		1,396	1,387,242
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		1,538	1,527,512
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.92%, 04/01/28		684	686,079

			3,600,833

Wireless Telecommunication Services — 1.8%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/30/28		1,111	1,107,471
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.50%, 05/26/28		644	643,744
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		3,395	3,363,343
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 06/10/27		3,606	3,604,825

			8,719,383

Total Floating Rate Loan Interests — 143.5% (Cost: $704,024,862)			708,356,406

		Shares

Investment Companies

Fixed Income Funds — 2.8%
Invesco Senior Loan ETF		218,000	4,828,700

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Fixed Income Funds (continued)
iShares iBoxx $ High Yield Corporate Bond ETF(j)		66,000	$5,810,640
iShares iBoxx $ Investment Grade Corporate Bond ETF(j)		24,000	3,224,640

			13,863,980

Total Investment Companies — 2.8% (Cost: $13,128,942)			13,863,980

		Benefical Interest (000)

Other Interests(k)

IT Services — 0.0%
Millennium Corp.	USD	1,607	—
Millennium Lender Claims		1,508	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Shares

Warrants

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(a)		999	7,673

Total Warrants — 0.0% (Cost: $ — )			7,673

Total Investments — 149.0% (Cost: $736,821,644)			735,520,835
Liabilities in Excess of Other Assets — (49.0)%			(241,893,577)

Net Assets — 100.0%			$493,627,258

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Convertible security.
(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Amount is less than 500.
(j)	Affiliate of the Fund.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$—	$—	(a)	$—	$—	$—	—	$16	$—
iShares iBoxx $ High Yield Corporate Bond ETF	8,380,800	—	(2,607,827	)(a)	(177,697)	(140,030)	5,810,640	66,000	126,790	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,315,120	—	—		—	(90,480)	3,224,640	24,000	31,253	—

					$(177,697)	$(230,510)	$9,035,280		$158,059	$—

(a)	Represents net amount purchased (sold).

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	3,145,719	EUR	2,595,000	BNP Paribas S.A.	09/15/21	$64,014
USD	2,666,894	GBP	1,887,000	BNP Paribas S.A.	09/15/21	56,171

						$120,185

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$120,185	$—	$—	$120,185

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(191,005)	$—	$—	$(191,005)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$295,184	$—	$—	$295,184

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$6,492,019

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$120,185	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities.	120,185	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$120,185	$—

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
BNP Paribas S.A.	$120,185	$—	$—	$—	$120,185

(a)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Construction & Engineering	$60,727	$—	$—	$60,727
Diversified Financial Services	—	—	3,098	3,098
Energy Equipment & Services	—	—	13,128	13,128
Media	302,676	—	—	302,676
Metals & Mining	—	—	1,159	1,159
Oil, Gas & Consumable Fuels	61,094	—	—	61,094
Semiconductors & Semiconductor Equipment	59,321	—	—	59,321
Software	1,775	—	—	1,775
Specialty Retail	—	450,422	—	450,422
Corporate Bonds	—	11,697,641	641,735	12,339,376
Floating Rate Loan Interests	—	673,808,665	34,547,741	708,356,406
Investment Companies	13,863,980	—	—	13,863,980
Other Interests	—	—	—	—
Warrants	7,673	—	—	7,673
Unfunded Floating Rate Loan Interests(a)	—	288	—	288
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(591)	—	(591)

	$14,357,246	$685,956,425	$35,206,861	$735,520,532

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$120,185	$—	$120,185

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $201,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Total

Assets
Opening balance, as of December 31, 2020	$55,840	$425,578	$31,919,645	$ —	(a)	$32,401,063
Transfers into Level 3	—	—	4,425,788	—		4,425,788
Transfers out of Level 3(c)	—	—	(15,835,027)	—		(15,835,027)

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Total

Accrued discounts/premiums	$—	$12,422	$21,944	$—		$34,366
Net realized gain (loss)	—	2,879	48,742	—		51,621
Net change in unrealized appreciation (depreciation)(d)(e)	(38,455)	206,261	404,314	—		572,120
Purchases	—	11,261	19,254,906	—		19,266,167
Sales	—	(16,666)	(5,692,571)	—		(5,709,237)

Closing balance, as of June 30, 2021	$17,385	$641,735	$34,547,741	$ —	(a)	$35,206,861

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(e)	$(38,455)	$206,261	$458,242	$—		$626,048

(a)	Rounds to less than $1.
(b)

As of December 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2021, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIMCO CLO, Series 2017-AA, Class CR, (3 mo. LIBOR US + 2.10%), 2.29%, 04/20/34(a)(b)	USD	1,000	$1,003,524
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 3.19%, 10/21/28(a)(b)		1,000	981,084
Anchorage Capital CLO Ltd.(a)(b)
Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 5.68%, 01/28/31		850	814,201
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.78%, 01/28/31		250	243,645
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.68%, 01/28/31		1,000	1,000,901
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.75%), 5.93%, 07/28/28		1,000	977,405
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.01%, 04/15/31(a)(b)		1,000	1,001,201
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.30%), 0.39%, 06/25/36(a)		4,947	3,887,241
Assurant CLO Ltd., Series 2019-5A, Class E, (3 mo. LIBOR US + 7.34%), 7.52%, 01/15/33(a)(b)		250	250,475
Bain Capital Credit CLO Ltd., Series 2020-2A, Class D, (3 mo. LIBOR US + 4.81%), 5.00%, 07/21/31(a)(b)(c)		300	300,366
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class C, (3 mo. LIBOR US + 2.60%), 2.78%, 07/15/31(a)(b)		250	249,594
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 7.89%, 10/20/32(a)(b)		250	251,102
CarVal CLO II Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 2.00%), 2.19%, 04/20/32(a)(b)		250	248,855
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.63%, 07/20/32(a)(b)		500	502,993
CarVal CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.77%), 5.95%, 07/16/31(a)(b)		500	486,086
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36		402	331,169
Clear Creek CLO, Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 3.14%, 10/20/30(a)(b)		250	247,934
Countrywide Asset-Backed Certificates, Series 2006- 26, Class 1A, (1 mo. LIBOR US + 0.14%), 0.23%, 06/25/37(a)		687	648,001
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(b)		308	308,454
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 2.84%, 04/18/31(a)(b)		250	245,429
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.18%, 10/15/32(a)(b)		950	951,224
Elmwood CLO V Ltd.(a)(b)
Series 2020-2A, Class C, (3 mo. LIBOR US + 2.75%), 2.93%, 07/24/31		500	500,351
Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 3.03%, 10/20/34(d)		436	436,000

Security		Par (000)	Value

Asset-Backed Securities (continued)
Litigation Fee Residual Funding, 4.00%, 10/30/27(c)	USD	287	$286,908
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.59%, 01/20/29(a)(b)		500	499,524
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 3.89%, 04/20/26(a)(b)		300	299,999
Neuberger Berman CLO Ltd., Series 2015-20A, (3 mo. LIBOR US + 6.50%), 6.63%, 07/15/34(a)(b)		790	789,992
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 5.39%, 10/20/27(a)(b)		500	479,182
Octagon Investment Partners 31 LLC, Series 2017- 1A, Class E, (3 mo. LIBOR US + 6.30%), 6.49%, 07/20/30(a)(b)		500	497,554
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 3.34%, 10/17/29(a)(b)		250	245,762
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 5.73%, 01/20/31(a)(b)		250	234,946
Palmer Square Loan Funding Ltd., Series 2018-5A, Class B, (3 mo. LIBOR US + 1.90%), 2.09%, 01/20/27(a)(b)		1,000	1,000,084
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 3.03%, 10/15/29(a)(b)		500	498,558
Sterling Coofs Trust(c)
Series 2004-1, Class A, 2.36%, 04/15/29		1,097	10,970
Series 2004-2, Class Note, 2.08%, 03/30/30(b)		1,683	16,836
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.23%, 04/15/33(a)(b)		250	250,896
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	100	167,378
Voya CLO Ltd.(a)(b)
Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.83%, 07/25/26	USD	250	249,983
Series 2019-3A, Class C, (3 mo. LIBOR US + 2.60%), 2.79%, 10/17/32		1,000	1,001,512
York CLO Ltd., Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 6.94%, 04/20/32(a)(b)		1,000	1,001,939
York Clo-3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.79%, 10/20/29(a)(b)		250	250,222

Total Asset-Backed Securities — 3.9% (Cost: $23,068,654)			23,649,480

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(e)		47,837	23,440

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(c)		546,753,936	5,468

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(c)		273	4,040

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(c)		3,155	$—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(e)		38,911	102,725

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	17,622
Preferred Proppants LLC(c)		5,738	545

			18,167

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp.(e)		700	21,098
Extraction Oil & Gas, Inc., (Acquired 03/04/21, Cost: $54,877)(f)		4,410	241,144

SM Energy Co.		8,691	214,060

			476,302

Software — 0.0%
Avaya Holdings Corp.(e)		19	511

Specialty Retail — 0.0%
NMG Parent LLC		1,330	165,807

Total Common Stocks — 0.1% (Cost: $7,804,505)			796,460

		Par (000)

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48(g)	USD	200	267,381

Aerospace & Defense — 2.0%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		156	164,385
Bombardier, Inc.(b)
6.00%, 10/15/22		4	4,005
7.50%, 12/01/24		199	207,955
7.50%, 03/15/25		33	33,936
7.13%, 06/15/26		640	670,080
7.88%, 04/15/27(g)		369	382,837
7.45%, 05/01/34		100	107,000
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		423	435,690
Howmet Aerospace, Inc., 5.13%, 10/01/24		5	5,519
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)(g)		378	395,482
Rolls-Royce PLC, 5.75%, 10/15/27(b)		418	460,423
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		181	192,313
TransDigm, Inc.
8.00%, 12/15/25(b)(g)		815	880,607
6.25%, 03/15/26(b)(g)		6,032	6,363,760
6.38%, 06/15/26		89	92,201
7.50%, 03/15/27		105	111,694
4.63%, 01/15/29(b)		272	272,095
4.88%, 05/01/29(b)		300	302,850
Triumph Group, Inc., 8.88%, 06/01/24(b)(g)		714	794,325

			11,877,157

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		18	18,698

Airlines — 1.9%
Air France-KLM, 3.88%, 07/01/26	EUR	100	116,739

Security		Par (000)	Value

Airlines (continued)
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24(g)	USD	1,631	$1,655,011
American Airlines, Inc., 11.75%, 07/15/25(b)		414	519,570
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26		1,179	1,248,266
5.75%, 04/20/29(g)		950	1,027,126
Avianca Holdings SA, (3 mo. LIBOR US + 10.50% Cash or 3 mo. LIBOR US + 12.00% PIK), 12.15%, 11/10/21(b)(h)		72	72,030
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)(g)		138	153,423
Finnair OYJ, 4.25%, 05/19/25	EUR	100	120,947
Gol Finance SA(b)
7.00%, 01/31/25	USD	200	191,400
8.00%, 06/30/26		200	203,037
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)		249	267,329
International Consolidated Airlines Group SA, 2.75%, 03/25/25	EUR	100	118,576
Latam Finance Ltd., 6.88%, 04/11/24(b)(e)(i)	USD	203	188,790
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)(g)		1,189	1,309,089
United Airlines Pass-Through Trust(g)
Series 2015-1, Class A, 3.70%, 06/01/24		2,430	2,501,900
Series 2020-1, Class A, 5.88%, 10/15/27		861	955,620
Series 2020-1, Class B, 4.88%, 07/15/27		49	51,455
United Airlines, Inc.(b)
4.38%, 04/15/26		459	475,148
4.63%, 04/15/29		416	430,560

			11,606,016

Auto Components — 1.1%
Aptiv PLC, 4.40%, 10/01/46(g)		240	278,143
Clarios Global LP, 6.75%, 05/15/25(b)		486	517,580
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	100	122,652
6.25%, 05/15/26(b)(g)	USD	1,373	1,462,671
8.50%, 05/15/27(b)(g)		2,264	2,468,213
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		334	359,885
Faurecia SE, 3.75%, 06/15/28	EUR	100	124,803
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(b)	USD	131	137,157
5.25%, 07/15/31(b)		386	403,370
5.63%, 04/30/33		320	337,504
ZF Finance GmbH
3.00%, 09/21/25	EUR	100	125,668
2.00%, 05/06/27		100	119,168

			6,456,814

Automobiles — 1.5%
Allison Transmission, Inc.(b)
5.88%, 06/01/29(g)	USD	396	433,620
3.75%, 01/30/31		287	282,084
Asbury Automotive Group, Inc.
4.50%, 03/01/28		129	132,548
4.75%, 03/01/30		124	129,580
Carvana Co., 5.50%, 04/15/27(b)		290	299,492
Ford Motor Co.
0.00%, 03/15/26(b)(j)(k)		221	244,343

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Ford Motor Co. (continued)
4.35%, 12/08/26	USD	11	$11,784
5.29%, 12/08/46		48	53,610
Ford Motor Credit Co. LLC
5.88%, 08/02/21(g)		522	524,662
2.98%, 08/03/22(g)		449	455,174
3.35%, 11/01/22(g)		215	220,353
3.81%, 01/09/24(g)		629	657,701
4.69%, 06/09/25		200	216,500
5.13%, 06/16/25(g)		490	539,612
4.13%, 08/04/25(g)		411	439,252
3.38%, 11/13/25(g)		200	207,390
4.39%, 01/08/26(g)		400	432,000
3.82%, 11/02/27		200	208,324
2.90%, 02/16/28(g)		295	293,602
5.11%, 05/03/29(g)		526	588,846
4.00%, 11/13/30		200	209,500
General Motors Financial Co., Inc., 4.38%, 09/25/21(g)		530	534,925
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		45	45,788
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		122	124,440
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		220	225,500
Lithia Motors, Inc., 3.88%, 06/01/29(b)		131	135,788
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		104	103,740
Navistar International Corp., 6.63%, 11/01/25(b)		324	334,734
Penske Automotive Group, Inc.
3.50%, 09/01/25		214	221,661
3.75%, 06/15/29		69	69,431
Renault SA, 2.38%, 05/25/26	EUR	100	120,176
Tesla, Inc., 5.30%, 08/15/25(b)(g)	USD	422	436,196
TML Holdings Pte Ltd., 4.35%, 06/09/26		200	200,750
Wabash National Corp., 5.50%, 10/01/25(b)		241	245,820

			9,378,926

Banks — 1.5%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	120,227
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(a)		100	118,427
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30(a)		100	117,093
Banco Espirito Santo SA(e)(i)
4.75%, 01/15/22(a)		100	16,601
4.00%, 01/21/22		100	16,601
Banco Industrial SA, (5 year CMT + 4.44%), 4.88%, 01/29/31(a)(b)	USD	150	156,216
Bancolombia SA, (5 year CMT + 2.94%), 4.63%, 12/18/29(a)		200	202,663
Bangkok Bank PCL
(5 year CMT + 1.90%), 3.73%, 09/25/34(a)		231	239,561
(5 year CMT + 4.73%), 5.00%(l)		201	212,030
Banistmo SA, 3.65%, 09/19/22		200	203,663
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(l)		200	207,412
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		200	204,600
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(a)(l)		250	261,609
CIT Group, Inc., 5.00%, 08/01/23(g)		296	320,050

Security		Par (000)	Value

Banks (continued)
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(a)(l)	USD	250	$269,297
Grupo Aval Ltd., 4.38%, 02/04/30(b)		200	197,690
Intesa Sanpaolo SpA 5.02%, 06/26/24(b)(g)		2,442	2,657,294
(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)	EUR	100	133,068
Itau Unibanco Holding SA/Cayman Island, 5.13%, 05/13/23(b)	USD	200	211,287
Krung Thai Bank PCL/Cayman Islands, (5 year CMT + 3.53%), 4.40%(a)(l)		202	204,714
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(l)		279	280,133
Santander UK Group Holdings PLC, 2.88%, 08/05/21(g)		950	952,193
Standard Chartered PLC, (3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24(a)(b)(g)		1,500	1,577,135
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(a)(l)		365	377,884

			9,257,448

Beverages — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(g)		800	1,012,600
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(g)(h)		1,091	1,145,550
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)(g)		1,098	1,088,749
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)
4.13%, 08/15/26		276	284,970
4.75%, 07/15/27	GBP	100	140,820
5.25%, 08/15/27(g)	USD	652	665,040
Canpack SA/Eastern PA Land Investment Holding LLC, 3.13%, 11/01/25(b)		211	214,468
Central American Bottling Corp.
5.75%, 01/31/27(b)		176	183,128
5.75%, 01/31/27		105	109,253
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		34	41,650
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(g)		794	801,940
OI European Group BV, 2.88%, 02/15/25	EUR	100	120,263
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	58	60,175
Triton Water Holdings, Inc., 6.25%, 04/01/29(b)		173	173,432
Trivium Packaging Finance BV(b)(g)
5.50%, 08/15/26		1,004	1,054,903
8.50%, 08/15/27		1,367	1,486,202

			8,583,143

Biotechnology — 0.0%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		76	74,444

Building Materials — 0.7%
APi Group DE, Inc., 4.13%, 07/15/29(b)		132	131,258
Cemex SAB de CV, 5.45%, 11/19/29		200	219,850
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		362	388,245
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		323	334,709
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		315	339,412
Griffon Corp., 5.75%, 03/01/28		87	92,438
James Hardie International Finance DAC, 5.00%, 01/15/28(b)		200	211,817

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
Jeld-Wen, Inc.(b)
6.25%, 05/15/25	USD	146	$155,710
4.63%, 12/15/25		55	56,032
4.88%, 12/15/27		17	17,667
Masonite International Corp.(b)
5.75%, 09/15/26		86	89,010
5.38%, 02/01/28		101	107,028
Patrick Industries, Inc., 4.75%, 05/01/29(b)		64	63,600
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)(g)		485	514,100
Standard Industries, Inc.
2.25%, 11/21/26	EUR	100	117,940
5.00%, 02/15/27(b)(g)	USD	174	180,199
4.75%, 01/15/28(b)(g)		46	48,148
4.38%, 07/15/30(b)(g)		412	424,875
3.38%, 01/15/31(b)(g)		394	377,141
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		235	249,671
Victors Merger Corp., 6.38%, 05/15/29(b)		197	198,477

			4,317,327

Building Products(b) — 0.5%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		262	271,961
BCPE Ulysses Intermediate, Inc., (7.75% Cash or 8.50% PIK), 7.75%, 04/01/27(h)		210	215,250
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		100	99,745
Foundation Building Materials, Inc., 6.00%, 03/01/29		193	191,070
GYP Holdings III Corp., 4.63%, 05/01/29		237	237,889
LBM Acquisition LLC, 6.25%, 01/15/29		482	485,711
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		327	342,439
SRS Distribution, Inc., 6.13%, 07/01/29		345	355,043
White Cap Buyer LLC, 6.88%, 10/15/28		723	773,791
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(h)		210	217,279

			3,190,178

Capital Markets — 1.0%
Blackstone CQP Holdco LP, 5.50%, 05/24/31		367	382,410
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(g)(l)		2,835	2,900,205
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		254	264,160
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		366	388,326
5.25%, 05/15/27(g)		489	504,890
5.25%, 05/15/27(b)		261	269,482
4.38%, 02/01/29(b)		201	199,995
Intercorp Peru Ltd., 3.88%, 08/15/29(b)(g)		225	216,675
NFP Corp.(b)
4.88%, 08/15/28		270	274,358
6.88%, 08/15/28		484	509,512
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		156	162,825

			6,072,838

Chemicals — 1.3%
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		297	290,317
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)		170	178,075

Security		Par (000)	Value

Chemicals (continued)
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)	USD	278	$323,748
Chemours Co., 4.00%, 05/15/26	EUR	100	121,316
Element Solutions, Inc., 3.88%, 09/01/28(b)(g)	USD	1,263	1,288,639
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		165	169,711
HB Fuller Co., 4.25%, 10/15/28		98	101,286
Herens Holdco Sarl, 4.75%, 05/15/28(b)		412	409,940
Herens Midco Sarl, 5.25%, 05/15/29	EUR	100	116,042
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	360	401,407
Ingevity Corp., 3.88%, 11/01/28(b)		84	83,370
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		169	175,709
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	122,135
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	67	70,685
OCP SA, 3.75%, 06/23/31(b)		200	202,250
Orbia Advance Corp. SAB de CV(b)
1.88%, 05/11/26		200	200,937
5.50%, 01/15/48(g)		200	234,375
PQ Corp., 5.75%, 12/15/25(b)(g)		543	557,254
Sasol Financing USA LLC, 5.50%, 03/18/31		200	210,500
SCIH Salt Holdings, Inc.(b)
4.88%, 05/01/28		319	318,962
6.63%, 05/01/29		179	179,448
Scotts Miracle-Gro Co., 4.00%, 04/01/31(b)		262	261,183
Valvoline, Inc., 3.63%, 06/15/31(b)		1	1,000
WESCO Distribution, Inc.(b)(g)
7.13%, 06/15/25		676	730,553
7.25%, 06/15/28		616	686,132
WR Grace & Co-Conn, 5.63%, 10/01/24(b)		216	238,760
Yingde Gases Investment Ltd., 6.25%, 01/19/23		200	205,350

			7,879,084

Commercial Services & Supplies — 0.7%
ADT Security Corp.
4.13%, 06/15/23		9	9,473
4.88%, 07/15/32(b)(g)		557	586,933
APX Group, Inc.
7.88%, 12/01/22(g)		252	252,945
8.50%, 11/01/24		60	62,700
ASGN, Inc., 4.63%, 05/15/28(b)		91	95,320
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)		106	110,373
DAE Funding LLC, 3.38%, 03/20/28(b)		250	255,938
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25		75	77,906
5.50%, 05/01/28		310	322,787
Herc Holdings, Inc., 5.50%, 07/15/27(b)		383	403,766
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	120,947
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	USD	214	210,758
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		306	319,387
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.25%, 04/15/24		141	151,086
5.75%, 04/15/26(g)		320	353,494
3.38%, 08/31/27		238	230,860
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		187	192,493
TMS International Corp., 6.25%, 04/15/29(b)		107	112,350
United Rentals North America, Inc.
5.88%, 09/15/26		17	17,591

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc. (continued)
5.50%, 05/15/27	USD	339	$359,340
5.25%, 01/15/30		161	176,358

			4,422,805

Communications Equipment — 0.7%
Avaya, Inc., 6.13%, 09/15/28(b)(g)		606	648,602
CommScope Technologies LLC(b)
6.00%, 06/15/25		389	397,266
5.00%, 03/15/27		240	245,700
CommScope, Inc.(b)
5.50%, 03/01/24(g)		749	770,534
6.00%, 03/01/26		209	220,641
8.25%, 03/01/27		347	370,874
7.13%, 07/01/28		193	209,164
Nokia OYJ
3.38%, 06/12/22		106	108,024
4.38%, 06/12/27		149	164,587
ViaSat, Inc.(b)(g)
5.63%, 04/15/27		416	434,233
6.50%, 07/15/28		477	508,701

			4,078,326

Construction & Engineering — 0.1%
SRS Distribution, Inc., 4.63%, 07/01/28(b)		434	443,765

Construction Materials(b) — 0.8%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28(g)		375	384,266
3.88%, 11/15/29		137	136,144
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		109	111,627
Core & Main LP, 6.13%, 08/15/25(g)		1,743	1,777,860
H&E Equipment Services, Inc., 3.88%, 12/15/28		93	91,512
IAA, Inc., 5.50%, 06/15/27		372	390,496
Picasso Finance Sub, Inc., 6.13%, 06/15/25(g)		403	426,072
Williams Scotsman International, Inc., 4.63%, 08/15/28		243	250,946
Winnebago Industries, Inc., 6.25%, 07/15/28		137	147,617
Wolverine Escrow LLC
8.50%, 11/15/24(g)		254	246,380
9.00%, 11/15/26		903	880,425

			4,843,345

Consumer Discretionary — 1.2%
Atento Luxco 1 SA, 8.00%, 02/10/26(b)		200	217,225
Carnival Corp.
11.50%, 04/01/23(b)		241	271,221
10.13%, 02/01/26	EUR	100	138,288
10.50%, 02/01/26(b)	USD	546	635,680
5.75%, 03/01/27(b)(g)		1,258	1,317,755
9.88%, 08/01/27(b)		231	269,693
CoreLogic, Inc., 4.50%, 05/01/28(b)		425	421,281
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		141	146,993
Life Time, Inc.(b)
5.75%, 01/15/26		334	346,107
8.00%, 04/15/26		205	218,477
NCL Corp. Ltd., 5.88%, 03/15/26(b)		237	248,258
NCL Finance Ltd., 6.13%, 03/15/28(b)		612	641,345
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28(g)		479	505,867
5.88%, 10/01/30		239	260,133

Security		Par (000)	Value

Consumer Discretionary (continued)
Nielsen Finance LLC/Nielsen Finance Co.(b) (continued) 4.75%, 07/15/31	USD	166	$166,415
Royal Caribbean Cruises Ltd.(b)
10.88%, 06/01/23.		90	102,488
9.13%, 06/15/23		153	167,918
11.50%, 06/01/25		202	232,805
5.50%, 04/01/28		584	611,623
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		183	184,830

			7,104,402

Consumer Finance — 1.1%
Equifax, Inc., 2.60%, 12/15/25		59	62,093
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)(g)		536	538,632
Muthoot Finance Ltd.
6.13%, 10/31/22(b)(g)		427	442,158
4.40%, 09/02/23		200	205,350
Navient Corp.
7.25%, 09/25/23		129	142,384
6.13%, 03/25/24		86	92,816
5.88%, 10/25/24		82	88,458
5.00%, 03/15/27		258	266,965
OneMain Finance Corp.
6.13%, 05/15/22		70	72,713
6.88%, 03/15/25		226	255,064
7.13%, 03/15/26		227	264,389
3.50%, 01/15/27		304	306,280
6.63%, 01/15/28		221	253,346
5.38%, 11/15/29		36	39,159
4.00%, 09/15/30		3	2,974
Sabre GLBL, Inc.(b)
9.25%, 04/15/25		227	269,864
7.38%, 09/01/25		252	274,050
Shift4 Payments Inc., 0.00%, 12/15/25(b)(j)(k)		349	470,487
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		262	273,462
Square, Inc., 3.50%, 06/01/31(b)(g)		622	627,442
Verscend Escrow Corp., 9.75%, 08/15/26(b)(g)		1,758	1,852,492

			6,800,578

Containers & Packaging — 0.4%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30		200	216,162
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	210,210
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		424	439,985
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		60	64,650
Graphic Packaging International LLC(b)
4.75%, 07/15/27		89	96,154
3.50%, 03/15/28		17	17,128
3.50%, 03/01/29		61	60,433
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)		162	168,480
Intertape Polymer Group, Inc., 4.38%, 06/15/29(b)		134	135,882
Klabin Austria GmbH, 3.20%, 01/12/31(b)		200	196,710
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26(g)		380	405,357

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
LABL Escrow Issuer LLC(b) (continued)
10.50%, 07/15/27	USD	176	$194,040
Sealed Air Corp.(b)
5.13%, 12/01/24		46	50,083
4.00%, 12/01/27		73	77,654
6.88%, 07/15/33		44	55,656
Suzano Austria GmbH
3.75%, 01/15/31(g)		105	109,725
3.13%, 01/15/32		145	143,608

			2,641,917

Diversified Consumer Services — 1.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26(g)		1,998	2,118,340
9.75%, 07/15/27(g)		774	852,367
6.00%, 06/01/29		556	563,667
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28		1,548	1,550,905
Ascend Learning LLC(b)
6.88%, 08/01/25(g)		690	702,938
6.88%, 08/01/25		317	321,419
Bidfair Holdings, Inc., 5.88%, 06/01/29(b)		407	413,105
Clarivate Science Holdings Corp.(b)
3.88%, 06/30/28		374	377,407
4.88%, 06/30/29		514	527,493
Garda World Security Corp.(b)
4.63%, 02/15/27		284	285,420
9.50%, 11/01/27(g)		191	211,533
Graham Holdings Co., 5.75%, 06/01/26(b)		140	145,600
Rekeep SpA, 7.25%, 02/01/26	EUR	100	127,622
Service Corp. International
5.13%, 06/01/29	USD	238	258,230
3.38%, 08/15/30(g)		263	257,687
4.00%, 05/15/31		358	365,402
Sotheby’s, 7.38%, 10/15/27(b)(g)		451	486,516

			9,565,651

Diversified Financial Services — 2.7%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)		403	401,735
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	139,197
Barclays PLC
3.65%, 03/16/25(g)	USD	3,600	3,898,008
5.20%, 05/12/26		200	228,428
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(b)(g)(l)		1,500	1,561,530
Central Garden & Pet Co.
4.13%, 10/15/30		188	191,995
4.13%, 04/30/31(b)		195	197,194
Citigroup, Inc.(a)(l)
(5 year CMT + 3.42%), 3.88%(g)		2,000	2,042,500
Series W, (5 year CMT + 3.60%), 4.00%		155	160,231
Credit Suisse Group AG, (5 year CMT + 3.55%), 4.50%(a)(b)(l)		200	198,480
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	144,001
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(h)	USD	223	224,470

Security		Par (000)	Value

Diversified Financial Services (continued)
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(a)(g)(l)	USD	730	$780,268
HSBC Holdings PLC
4.38%, 11/23/26(g)		395	445,402
(5 year CMT + 3.22%), 4.00%(a)(l)		290	294,712
(5 year USD ICE Swap + 4.37%), 6.38%(a)(g)(l)		1,250	1,393,500
Intrum AB, 3.00%, 09/15/27	EUR	100	117,208
ION Trading Technologies Sarl, 5.75%, 05/15/28(b)	USD	200	207,647
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
5.25%, 03/15/22		23	23,115
4.25%, 02/01/27(g)		315	314,554
4.75%, 06/15/29		137	137,000
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(g)(l)		450	517,500
Manappuram Finance Ltd., 5.90%, 01/13/23		200	206,350
Morgan Stanley, 4.00%, 07/23/25(g)		965	1,073,327
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)(g)		300	299,212
Shriram Transport Finance Co. Ltd.
5.95%, 10/24/22		420	429,681
5.10%, 07/16/23		200	202,600
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		178	188,680
5.50%, 07/15/30		154	165,935
3.88%, 03/15/31		98	96,298
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(b)		218	227,614

			16,508,372

Diversified Telecommunication Services — 2.8%
Axtel SAB de CV, 6.38%, 11/14/24(b)		200	208,537
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24		144	147,780
8.00%, 10/15/25		67	70,434
Consolidated Communications, Inc., 6.50%, 10/01/28(b)(g)		471	506,678
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)		476	491,599
Level 3 Financing, Inc.
5.38%, 05/01/25		90	91,912
4.63%, 09/15/27(b)		111	115,209
4.25%, 07/01/28(b)(g)		714	724,539
3.75%, 07/15/29(b)		250	243,125
Lumen Technologies, Inc.
5.13%, 12/15/26(b)(g)		713	740,629
4.00%, 02/15/27(b)(g)		349	355,980
4.50%, 01/15/29(b)		551	537,748
5.38%, 06/15/29(b)		444	450,387
Series P, 7.60%, 09/15/39(g)		124	141,050
Series U, 7.65%, 03/15/42(g)		290	325,525
Series W, 6.75%, 12/01/23(g)		512	567,798
Series Y, 7.50%, 04/01/24(g)		516	579,210
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		212	217,427
SoftBank Group Corp.
4.50%, 04/20/25	EUR	100	128,487
4.75%, 07/30/25		100	130,433
5.00%, 04/15/28		100	132,643

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Sprint Capital Corp.(g)
6.88%, 11/15/28	USD	1,287	$1,650,577
8.75%, 03/15/32		688	1,045,760
Switch Ltd.(b)
3.75%, 09/15/28		348	352,350
4.13%, 06/15/29		223	228,854
Telecom Italia Capital SA
6.38%, 11/15/33		222	264,735
6.00%, 09/30/34(g)		432	498,420
7.20%, 07/18/36		98	126,420
7.72%, 06/04/38		44	59,984
Telecom Italia SpA
4.00%, 04/11/24	EUR	150	191,864
5.30%, 05/30/24(b)(g)	USD	200	218,940
1.63%, 01/18/29	EUR	100	116,536
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)	USD	351	350,122
Verizon Communications, Inc.(g)
3.38%, 02/15/25		156	169,471
3.70%, 03/22/61		1,000	1,071,059
Zayo Group Holdings, Inc.(b)(g)
4.00%, 03/01/27		2,674	2,655,603
6.13%, 03/01/28		1,399	1,428,729

			17,336,554

Education — 0.0%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	203,000

Electric Utilities — 0.7%
Black Hills Corp., 3.15%, 01/15/27(g)		305	324,954
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		275	271,528
Enel Finance International NV, 3.63%, 05/25/27(b)(g)		900	988,610
Energuate Trust, 5.88%, 05/03/27(b)		200	208,162
Exelon Corp., 3.40%, 04/15/26(g)		140	152,437
FirstEnergy Corp.
2.65%, 03/01/30		26	25,895
Series B, 4.40%, 07/15/27		136	147,900
Series B, 2.25%, 09/01/30		21	20,135
Series C, 7.38%, 11/15/31		31	42,455
Series C, 5.35%, 07/15/47(g)		503	603,600
Series C, 3.40%, 03/01/50		191	186,703
FirstEnergy Transmission LLC(b)
5.45%, 07/15/44		378	471,652
4.55%, 04/01/49		163	191,177
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24(g)		170	179,350
4.25%, 09/15/24		9	9,495
PG&E Corp., 5.25%, 07/01/30		233	235,213
Pike Corp., 5.50%, 09/01/28(b)		250	260,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 11/10/21(c)(e)(i)		780	—

			4,319,266

Electrical Equipment(b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		352	368,725
GrafTech Finance, Inc., 4.63%, 12/15/28		136	139,570

			508,295

Security		Par (000)	Value

Electronic Equipment, Instruments & Components — 0.4%
BWX Technologies, Inc.(b)
5.38%, 07/15/26	USD	209	$214,528
4.13%, 06/30/28		251	255,706
4.13%, 04/15/29		174	177,045
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25		188	196,460
3.25%, 02/15/29(g)		309	313,079
Energizer Holdings, Inc.(b)
4.75%, 06/15/28		256	262,336
4.38%, 03/31/29		19	19,020
Imola Merger Corp., 4.75%, 05/15/29(b)		616	633,710
Xerox Corp., 4.80%, 03/01/35		203	203,761

			2,275,645

Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		139	147,514
6.25%, 04/01/28(g)		706	737,000
ChampionX Corp., 6.38%, 05/01/26		192	201,101
Halliburton Co., 3.80%, 11/15/25(g)		7	7,737
Pioneer Energy Services Corp.(b)(c)(h)
(11.00% Cash or 11.00% PIK), 11.00%, 05/15/25.		108	108,634
(5.00% PIK), 5.00%, 11/15/25		80	88,461
TechnipFMC PLC, 6.50%, 02/01/26(b)(g)		321	346,605
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		336	351,960
6.88%, 09/01/27(g)		632	675,153

			2,664,165

Environmental, Maintenance, & Security Service — 0.5%
Clean Harbors, Inc.(b)(g)
4.88%, 07/15/27		250	261,875
5.13%, 07/15/29		172	187,050
Covanta Holding Corp., 5.00%, 09/01/30		139	145,950
GFL Environmental, Inc.(b)
4.25%, 06/01/25		86	89,572
3.75%, 08/01/25		266	273,315
5.13%, 12/15/26(g)		401	424,226
4.00%, 08/01/28		337	332,906
3.50%, 09/01/28		198	197,505
4.75%, 06/15/29		398	413,243
Stericycle, Inc., 3.88%, 01/15/29(b)		162	161,681
Tervita Corp., 11.00%, 12/01/25(b)		191	213,868
Waste Pro USA, Inc., 5.50%, 02/15/26(b)(g)		471	486,190

			3,187,381

Equity Real Estate Investment Trusts (REITs) — 1.6%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50		450	515,670
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)		141	148,226
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		163	166,443
ERP Operating LP, 3.38%, 06/01/25(g)		1,015	1,097,447
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)(g)		219
			216,754
Iron Mountain, Inc.(b)(g)
5.25%, 07/15/30		389	411,788
5.63%, 07/15/32		372	398,159

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
LMIRT Capital Pte Ltd., 7.25%, 06/19/24	USD	229	$238,492
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(g)		1,020	1,104,611
4.63%, 06/15/25(b)		455	486,108
4.50%, 09/01/26(g)		637	679,997
5.75%, 02/01/27		27	30,041
4.50%, 01/15/28		432	456,840
3.88%, 02/15/29(b)		308	312,796
MPT Operating Partnership LP/MPT Finance Corp.(g)
5.00%, 10/15/27		66	69,966
4.63%, 08/01/29		399	427,114
3.50%, 03/15/31		962	971,610
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27(g)		604	620,338
4.50%, 02/15/29(b)		179	179,147
RLJ Lodging Trust LP, 3.75%, 07/01/26(b)		135	136,350
Starwood Property Trust, Inc., 5.00%, 12/15/21		234	235,170
Trust Fibra Uno, 6.95%, 01/30/44		200	243,900
Ventas Realty LP, 4.13%, 01/15/26(g)		650	726,327
XHR LP, 4.88%, 06/01/29(b)		63	65,047

			9,938,341

Food & Staples Retailing — 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25		11	11,248
3.25%, 03/15/26(b)(g)		582	590,294
7.50%, 03/15/26(b)(g)		107	117,433
4.63%, 01/15/27(b)(g)		766	801,198
5.88%, 02/15/28(b)		320	344,766
4.88%, 02/15/30(b)		138	147,178
BRF GmbH, 4.35%, 09/29/26		200	210,413
Cydsa SAB de CV, 6.25%, 10/04/27(b)(g)		252	265,595
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		200	208,725
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	206,100
Kraft Heinz Foods Co.
4.25%, 03/01/31(g)		604	686,137
5.00%, 07/15/35		127	155,781
6.88%, 01/26/39(g)		233	334,683
4.63%, 10/01/39		77	89,679
6.50%, 02/09/40		155	215,260
5.00%, 06/04/42		129	157,522
5.20%, 07/15/45(g)		351	435,746
4.38%, 06/01/46(g)		410	464,611
4.88%, 10/01/49(g)		906	1,099,840
5.50%, 06/01/50(g)		1,186	1,539,135
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)(g)		156	172,575
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(a)	EUR	100	118,466
Post Holdings, Inc.(b)
5.75%, 03/01/27	USD	253	264,701
5.63%, 01/15/28		73	77,380
5.50%, 12/15/29(g)		230	246,388
4.63%, 04/15/30(g)		170	172,861

Security		Par (000)	Value

Food & Staples Retailing (continued)
Post Holdings, Inc.(b) (continued)
4.50%, 09/15/31	USD	61	$60,899
US Foods, Inc., 4.75%, 02/15/29(b)		301	307,020

			9,501,634

Food Products(b) — 0.7%
Aramark Services, Inc.(g)
5.00%, 04/01/25		623	638,575
5.00%, 02/01/28		658	689,058
Chobani LLC/Chobani Finance Corp., Inc.(g)
7.50%, 04/15/25		512	532,690
4.63%, 11/15/28		242	250,772
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(l)		200	210,190
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(g)		361	394,844
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(g)
6.50%, 04/15/29		625	702,350
3.75%, 12/01/31		355	363,254
MHP Lux SA, 6.25%, 09/19/29		200	198,850
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		284	286,468

			4,267,051

Gas Utilities(b) — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		167	170,966
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29		48	49,441

			220,407

Health Care Equipment & Supplies(b) — 0.5%
Avantor Funding, Inc., 4.63%, 07/15/28(g)		959	1,012,483
Hologic, Inc., 3.25%, 02/15/29		87	86,239
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA(g)
7.38%, 06/01/25		353	379,034
7.25%, 02/01/28		1,479	1,615,438

			3,093,194

Health Care Providers & Services — 4.1%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		204	217,770
5.00%, 04/15/29		171	178,339
AdaptHealth LLC(b)
6.13%, 08/01/28		147	156,539
4.63%, 08/01/29		105	106,313
AHP Health Partners, Inc.(b)
9.75%, 07/15/26		353	379,757
5.75%, 07/15/29(d)		274	277,768
Anthem, Inc., 2.75%, 10/15/42(j)		128	690,906
Centene Corp.
4.25%, 12/15/27(g)		372	391,995
2.45%, 07/15/28(d)		771	781,408
4.63%, 12/15/29(g)		1,590	1,748,634
3.00%, 10/15/30(g)		470	482,822
2.50%, 03/01/31(g)		1,159	1,143,064
CHS/Community Health Systems, Inc.(b) 6.63%, 02/15/25(g)		703	743,415

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.(b) (continued)
8.00%, 03/15/26(g)	USD	1,265	$1,363,037
5.63%, 03/15/27(g)		632	674,660
6.00%, 01/15/29		502	537,140
6.88%, 04/15/29		58	60,695
6.13%, 04/01/30		243	246,645
DaVita, Inc., 4.63%, 06/01/30(b)		127	130,584
Encompass Health Corp.
4.50%, 02/01/28		45	46,686
4.75%, 02/01/30		383	406,938
4.63%, 04/01/31		211	226,076
HCA, Inc.
5.38%, 02/01/25(g)		381	429,768
5.88%, 02/15/26		46	53,160
5.38%, 09/01/26(g)		430	494,822
5.63%, 09/01/28(g)		692	820,020
5.88%, 02/01/29(g)		516	623,070
3.50%, 09/01/30(g)		826	879,996
5.50%, 06/15/47(g)		650	846,574
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		190	202,474
4.38%, 02/15/27		217	219,604
LifePoint Health, Inc., 5.38%, 01/15/29(b)		238	232,050
ModivCare, Inc., 5.88%, 11/15/25(b)		71	75,970
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		336	350,280
3.88%, 11/15/30		280	291,550
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		312	337,765
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		53	57,041
Surgery Center Holdings, Inc.(b)(g)
6.75%, 07/01/25		611	623,220
10.00%, 04/15/27		676	741,910
Teleflex, Inc.
4.63%, 11/15/27		58	61,781
4.25%, 06/01/28(b)(g)		368	383,640
Tenet Healthcare Corp.
4.63%, 07/15/24(g)		514	521,556
4.63%, 09/01/24(b)(g)		367	376,674
7.50%, 04/01/25(b)		163	176,061
4.88%, 01/01/26(b)(g)		1,596	1,655,371
6.25%, 02/01/27(b)(g)		52	54,275
5.13%, 11/01/27(b)(g)		562	589,397
4.63%, 06/15/28(b)		81	83,365
6.13%, 10/01/28(b)(g)		395	420,928
4.25%, 06/01/29(b)		298	301,725
UnitedHealth Group, Inc., 3.75%, 07/15/25(g)		1,470	1,631,081
Vizient, Inc., 6.25%, 05/15/27(b)		407	430,403

			24,956,722

Health Care Technology — 0.7%
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27(b)(g)		365	381,410
2.38%, 03/01/28	EUR	100	118,812
3.13%, 02/15/29(b)	USD	180	174,308
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)(g)		791	803,854
Charles River Laboratories International, Inc.(b)
4.25%, 05/01/28		159	164,366
3.75%, 03/15/29		34	34,468
4.00%, 03/15/31		98	101,952
Indigo Merger Sub, Inc., 2.88%, 07/15/26(b)(d)		484	491,652

Security		Par (000)	Value

Health Care Technology (continued)
IQVIA, Inc.(b)(g)
5.00%, 10/15/26	USD	463	$479,205
5.00%, 05/15/27		637	667,258
Mednax, Inc., 6.25%, 01/15/27(b)		245	259,394
Syneos Health, Inc., 3.63%, 01/15/29(b)(g)		465	460,350

			4,137,029

Hotels, Restaurants & Leisure — 4.2%
1011778 BC ULC/New Red Finance, Inc.(b)
5.75%, 04/15/25		207	219,163
3.88%, 01/15/28(d)(g)		549	555,862
4.38%, 01/15/28		134	135,843
Accor SA, 0.70%, 12/07/27	EUR	31	19,529
Affinity Gaming, 6.88%, 12/15/27(b)	USD	34	36,083
Boyd Gaming Corp.
8.63%, 06/01/25(b)		97	106,930
4.75%, 12/01/27		179	185,265
4.75%, 06/15/31(b)		376	390,100
Boyne USA, Inc., 4.75%, 05/15/29(b)		235	242,457
Caesars Entertainment, Inc.(b)(g)
6.25%, 07/01/25		1,466	1,553,960
8.13%, 07/01/27		1,308	1,454,758
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)(g)		478	503,692
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)(g)		504	526,050
Champion Path Holdings Ltd.
4.50%, 01/27/26		232	241,280
4.85%, 01/27/28		231	240,789
Churchill Downs, Inc.(b)
5.50%, 04/01/27(g)		702	731,524
4.75%, 01/15/28		358	370,426
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	100	119,020
Everi Holdings, Inc., 5.00%, 07/15/29(b)(d)	USD	51	51,000
Fortune Star BVI Ltd.
5.95%, 01/29/23		200	204,975
6.75%, 07/02/23		250	262,312
5.95%, 10/19/25		475	499,284
5.05%, 01/27/27		200	201,100
Golden Nugget, Inc., 6.75%, 10/15/24(b)(g)		1,462	1,476,942
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)		145	152,613
5.75%, 05/01/28(b)		99	107,125
4.88%, 01/15/30(g)		952	1,016,260
4.00%, 05/01/31(b)		233	235,067
International Game Technology PLC, 3.50%, 06/15/26	EUR	100	121,421
Marriott Ownership Resorts, Inc., 4.50%, 06/15/29(b)	USD	151	153,076
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		40	41,550
McDonald’s Corp., 3.70%, 01/30/26(g)		405	450,053
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	259,422
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		200	209,262
MGM China Holdings Ltd., 5.88%, 05/15/26		250	261,922
MGM Resorts International
7.75%, 03/15/22(g)		575	600,990
6.00%, 03/15/23(g)		416	444,995
5.75%, 06/15/25		29	31,980
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		259	259,324

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc., 4.13%, 07/01/29(b)(d)	USD	128	$127,840
Playtika Holding Corp., 4.25%, 03/15/29(b)		414	413,714
Powdr Corp., 6.00%, 08/01/25(b)		229	240,450
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		177	179,474
Scientific Games International, Inc.
8.63%, 07/01/25(b)		203	222,285
5.00%, 10/15/25(b)(g)		766	790,895
3.38%, 02/15/26	EUR	100	118,883
8.25%, 03/15/26(b)(g)	USD	565	605,951
7.00%, 05/15/28(b)		174	190,043
7.25%, 11/15/29(b)		51	57,528
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)(g)		753	811,508
Spirit Issuer PLC, Series A5, 5.47%, 12/28/34	GBP	2,550	3,919,377
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25		100	144,555
Studio City Finance Ltd., 6.00%, 07/15/25	USD	346	362,932
Vail Resorts, Inc., 6.25%, 05/15/25(b)		154	164,839
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		158	164,037
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		192	206,227
Wynn Macau Ltd.
5.50%, 01/15/26		347	362,463
5.50%, 10/01/27		200	207,600
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		239	257,523
5.13%, 10/01/29(g)		748	790,075
Yum! Brands, Inc.
7.75%, 04/01/25(b)(g)		395	429,562
4.75%, 01/15/30(b)(g)		279	302,020
3.63%, 03/15/31		96	95,520
5.35%, 11/01/43		71	75,438

			25,914,143

Household Durables — 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b)
5.00%, 06/15/29		208	209,560
4.88%, 02/15/30(g)		412	408,004
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		253	271,186
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)(g)		200	233,037
Forestar Group, Inc., 3.85%, 05/15/26(b)		104	104,941
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		307	325,420
KB Home, 4.00%, 06/15/31		96	96,840
LGI Homes, Inc., 4.00%, 07/15/29(b)		78	78,390
Mattamy Group Corp., 4.63%, 03/01/30(b)		233	238,009
Meritage Homes Corp., 5.13%, 06/06/27		50	55,875
Modern Land China Co. Ltd., 9.80%, 04/11/23		231	208,376
NCR Corp.(b)
5.75%, 09/01/27		220	232,788
5.00%, 10/01/28		110	113,748
5.13%, 04/15/29		185	190,781
6.13%, 09/01/29		92	100,280
5.25%, 10/01/30		111	115,163
Newell Brands, Inc., 6.00%, 04/01/46		37	46,886
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		245	277,156
5.13%, 08/01/30		54	58,530
Tempur Sealy International, Inc., 4.00%, 04/15/29(b)		272	275,386

Security		Par (000)	Value

Household Durables (continued)
Toll Brothers Finance Corp., 4.35%, 02/15/28	USD	12	$13,170
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24		11	12,239
Tri Pointe Homes, Inc., 5.25%, 06/01/27		15	16,275

			3,682,040

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/22(a)(c)(e)(i)		200	—
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)		175	177,625

			177,625

Independent Power and Renewable Electricity Producers — 1.2%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24		200	220,912
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	211,475
Calpine Corp.(b)
5.25%, 06/01/26(g)		481	494,829
4.50%, 02/15/28(g)		494	503,880
5.13%, 03/15/28(g)		1,275	1,297,312
4.63%, 02/01/29(g)		230	226,122
5.00%, 02/01/31		222	220,890
3.75%, 03/01/31		5	4,762
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)(g)		287	300,991
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27(b)		200	204,787
Greenko Dutch BV, 3.85%, 03/29/26		200	205,000
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	206,000
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	215,475
India Green Energy Holdings
5.38%, 04/29/24(b)		250	261,797
5.38%, 04/29/24		250	261,797
Investment Energy Resources Ltd., 6.25%, 04/26/29(b)		200	216,250
NRG Energy, Inc.
6.63%, 01/15/27(g)		745	771,239
5.75%, 01/15/28		63	67,095
5.25%, 06/15/29(b)(g)		253	269,129
3.63%, 02/15/31(b)(g)		277	272,208
ReNew Power Pvt Ltd., 5.88%, 03/05/27		200	212,975
ReNew Power Synthetic, 6.67%, 03/12/24		200	209,912
TerraForm Power Operating LLC(b)
4.25%, 01/31/23		106	108,783
5.00%, 01/31/28		96	101,640
4.75%, 01/15/30		186	190,496

			7,255,756

Insurance — 2.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)(g)
4.25%, 10/15/27		1,112	1,128,669
6.75%, 10/15/27		1,882	1,977,907
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(g)		360	395,235
AmWINS Group, Inc., 7.75%, 07/01/26(b)		123	130,460
Aon PLC, 3.88%, 12/15/25(g)		1,115	1,238,069
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(l)		306	329,868
AssuredPartners, Inc., 5.63%, 01/15/29(b)		267	267,000
BroadStreet Partners, Inc., 5.88%, 04/15/29(b)		191	194,820

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	379	$403,635
HUB International Ltd., 7.00%, 05/01/26(b)(g)		1,226	1,271,472
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(b)(g)		595	649,234
Unipol Gruppo SpA, 3.25%, 09/23/30	EUR	100	133,297
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53(a)(g)	USD	3,500	3,745,000

			11,864,666

Interactive Media & Services — 0.7%
21Vianet Group, Inc., 7.88%, 10/15/21		200	199,850
Arches Buyer, Inc., 4.25%, 06/01/28(b)		110	108,763
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		200	197,668
5.63%, 09/15/28		400	407,400
Netflix, Inc.
3.63%, 06/15/25(b)		96	103,089
4.88%, 04/15/28		109	126,712
5.88%, 11/15/28(g)		730	896,024
6.38%, 05/15/29		34	43,427
5.38%, 11/15/29(b)(g)		827	1,004,471
3.63%, 06/15/30	EUR	100	140,867
4.88%, 06/15/30(b)(g)	USD	467	555,403
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 6.00%, 02/15/28(b)		337	337,738
Twitter, Inc., 3.88%, 12/15/27(b)		241	256,062
United Group BV, 4.00%, 11/15/27	EUR	100	117,733

			4,495,207

Internet Software & Services — 1.1%
Airbnb, Inc., 0.00%, 03/15/26(b)(j)(k)	USD	567	534,397
ANGI Group LLC, 3.88%, 08/15/28(b)		262	260,362
Booking Holdings, Inc., 0.75%, 05/01/25(j)		682	964,348
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b)
5.25%, 12/01/27		303	318,150
3.50%, 03/01/29		125	124,188
Match Group Holdings II LLC(b)
4.63%, 06/01/28		157	163,260
5.63%, 02/15/29		177	191,160
4.13%, 08/01/30		198	201,465
Uber Technologies, Inc.(b)
7.50%, 05/15/25(g)		734	792,133
0.00%, 12/15/25(j)(k)		1,582	1,604,148
8.00%, 11/01/26(g)		311	335,102
7.50%, 09/15/27(g)		567	623,122
6.25%, 01/15/28(g)		318	342,235
Zillow Group, Inc., 1.38%, 09/01/26(j)		55	155,402

			6,609,472

IT Services — 1.3%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		144	148,974
Austin BidCo, Inc., 7.13%, 12/15/28(b)		72	73,778
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)(g)		1,533	1,613,482
Booz Allen Hamilton, Inc.(b)
3.88%, 09/01/28(g)		363	370,260
4.00%, 07/01/29		378	386,505
Camelot Finance SA, 4.50%, 11/01/26(b)(g)		564	590,085
Castle US Holding Corp., 9.50%, 02/15/28(b)		296	308,580
Dun & Bradstreet Corp.(b)(g)
6.88%, 08/15/26		597	632,820
10.25%, 02/15/27		297	327,956

Security		Par (000)	Value

IT Services (continued)
Fair Isaac Corp., 4.00%, 06/15/28(b)	USD	169	$174,689
Gartner, Inc.(b)
4.50%, 07/01/28		35	36,964
3.63%, 06/15/29		204	207,060
3.75%, 10/01/30(g)		416	425,614
KBR, Inc., 4.75%, 09/30/28(b)		186	186,000
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)(g)		426	436,650
Science Applications International Corp., 4.88%, 04/01/28(b)(g)		254	266,382
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(b)
5.75%, 06/01/25		243	255,757
6.75%, 06/01/25(g)		934	949,766
Twilio, Inc., 3.88%, 03/15/31		198	203,198
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		252	250,425

			7,844,945

Leisure Products — 0.2%
Mattel, Inc.
6.75%, 12/31/25(b)(g)		295	309,956
5.88%, 12/15/27(b)		293	319,370
3.75%, 04/01/29(b)		103	107,120
6.20%, 10/01/40		90	110,925
5.45%, 11/01/41		91	104,878

			952,249

Machinery — 0.7%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(b)		108	110,565
Colfax Corp., 6.38%, 02/15/26(b)		127	134,112
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(h)		581	630,385
Madison IAQ LLC(b)
4.13%, 06/30/28		97	97,970
5.88%, 06/30/29		705	717,337
Mueller Water Products, Inc., 4.00%, 06/15/29(b)		138	141,812
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)		353	360,060
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		167	179,108
Terex Corp., 5.00%, 05/15/29(b)		298	310,665
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)(g)		727	753,354
TK Elevator Midco GmbH, 4.38%, 07/15/27	EUR	100	123,829
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)(g)	USD	394	415,177
Vertical Holdco GmbH, 7.63%, 07/15/28(b)		400	434,076

			4,408,450

Media — 9.2%
Altice Financing SA
7.50%, 05/15/26(b)(g)		1,143	1,190,206
3.00%, 01/15/28	EUR	100	112,726
5.00%, 01/15/28(b)(g)	USD	378	370,504
Altice France Holding SA(b)
10.50%, 05/15/27(g)		1,473	1,636,871
6.00%, 02/15/28		382	380,396
AMC Networks, Inc.
4.75%, 08/01/25		222	227,927
4.25%, 02/15/29		123	124,076
Block Communications, Inc., 4.88%, 03/01/28(b)		128	130,560
Cable One, Inc.(b)
1.13%, 03/15/28(j)		1,028	1,045,493

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Cable One, Inc.(b) (continued)
4.00%, 11/15/30	USD	178	$178,667
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(b)(g)		680	713,252
5.00%, 02/01/28(b)		34	35,658
5.38%, 06/01/29(b)(g)		731	799,056
4.75%, 03/01/30(b)		132	139,590
4.50%, 08/15/30(b)(g)		1,300	1,353,578
4.25%, 02/01/31(b)(g)		678	690,712
4.50%, 05/01/32(g)		734	760,607
4.50%, 06/01/33(b)		362	370,420
Charter Communications Operating LLC/Charter Communications Operating Capital(g)
4.91%, 07/23/25		2,425	2,747,309
5.38%, 05/01/47		425	520,799
Cinemark USA, Inc., 5.25%, 07/15/28(b)		114	116,850
Clear Channel International BV, 6.63%, 08/01/25(b)		384	403,519
Clear Channel Outdoor Holdings, Inc.(b)
7.75%, 04/15/28		487	510,142
7.50%, 06/01/29		694	718,524
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(g)		1,880	1,927,414
Comcast Corp., 3.95%, 10/15/25(g)		3,000	3,361,441
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(g)		2,266	2,396,295
CSC Holdings LLC
6.75%, 11/15/21		187	190,684
5.25%, 06/01/24		123	133,296
6.50%, 02/01/29(b)(g)		865	958,074
5.75%, 01/15/30(b)(g)		660	685,575
4.13%, 12/01/30(b)(g)		397	394,519
4.63%, 12/01/30(b)(g)		1,243	1,219,520
3.38%, 02/15/31(b)(g)		257	242,842
4.50%, 11/15/31(b)(g)		468	470,874
5.00%, 11/15/31(b)		262	263,258
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)(g)		511	330,872
Discovery Communications LLC(g)
3.25%, 04/01/23		1,490	1,551,843
3.45%, 03/15/25		170	182,644
DISH DBS Corp.
5.88%, 07/15/22(g)		1,233	1,286,266
5.00%, 03/15/23		358	374,694
7.75%, 07/01/26(g)		853	966,022
5.13%, 06/01/29(b)		574	566,785
DISH Network Corp.(j)
2.38%, 03/15/24		312	302,445
3.38%, 08/15/26		922	940,901
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27(g)		462	494,917
5.00%, 05/01/28(g)		674	696,801
6.75%, 05/01/29		639	679,430
GCI LLC, 4.75%, 10/15/28(b)		89	91,092
Hughes Satellite Systems Corp., 5.25%, 08/01/26(g)		177	198,272
iHeartCommunications, Inc.
6.38%, 05/01/26		264	281,012
8.38%, 05/01/27		35	37,494
5.25%, 08/15/27(b)		122	127,539
4.75%, 01/15/28(b)		78	80,243

Security		Par (000)	Value

Media (continued)
Lamar Media Corp., 4.00%, 02/15/30	USD	126	$127,526
LCPR Senior Secured Financing DAC(b)(g)
6.75%, 10/15/27		400	431,080
5.13%, 07/15/29		568	587,170
Liberty Broadband Corp.(b)(j)
1.25%, 09/30/50		502	505,263
2.75%, 09/30/50		825	866,183
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(h)		470	463,364
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		63	66,229
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)		200	203,937
Live Nation Entertainment, Inc.
2.50%, 03/15/23(j)		473	660,450
4.88%, 11/01/24(b)		31	31,496
2.00%, 02/15/25(j)		857	956,412
6.50%, 05/15/27(b)(g)		966	1,072,067
4.75%, 10/15/27(b)		91	94,299
3.75%, 01/15/28(b)		189	189,835
Lorca Telecom Bondco SA, 4.00%, 09/18/27	EUR	100	120,650
Meredith Corp., 6.88%, 02/01/26	USD	45	46,800
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		177	185,850
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(l)		520	555,100
News Corp., 3.88%, 05/15/29(b)		124	125,240
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27(g)		383	396,554
4.25%, 01/15/29		121	121,756
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(b)(g)		228	243,823
Radiate Holdco LLC/Radiate Finance, Inc.(b)(g)
4.50%, 09/15/26		886	917,010
6.50%, 09/15/28		2,011	2,112,857
Sable International Finance Ltd.
5.75%, 09/07/27		270	284,094
5.75%, 09/07/27(b)		200	210,440
Scripps Escrow II, Inc.(b)
3.88%, 01/15/29		17	16,865
5.38%, 01/15/31		169	168,466
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		273	268,222
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27		170	178,117
4.00%, 07/15/28		543	559,290
5.50%, 07/01/29(g)		887	966,564
4.13%, 07/01/30(g)		220	221,954
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	124,053
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	28	28,490
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		200	210,400
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		252	243,180
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)(g)		654	707,137
Univision Communications, Inc.(b)
5.13%, 02/15/25		133	135,687
6.63%, 06/01/27		132	143,029
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		449	450,033
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	100	121,073
Videotron Ltd.(b)
5.13%, 04/15/27(g)	USD	439	458,755

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Videotron Ltd.(b) (continued)
3.63%, 06/15/29	USD	362	$369,135
Virgin Media Secured Finance PLC(b)
5.50%, 08/15/26		200	206,250
5.50%, 05/15/29(g)		200	215,000
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)(g)		754	769,080
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		200	199,730
WMG Acquisition Corp., 3.88%, 07/15/30(b)		136	137,346
Ziggo Bond Co. BV(b)
6.00%, 01/15/27		199	207,955
5.13%, 02/28/30		225	230,285
Ziggo BV(b)(g)
5.50%, 01/15/27		534	554,826
4.88%, 01/15/30		200	205,000

			56,381,913

Metals & Mining — 1.7%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		250	269,578
Allegheny Technologies, Inc., 7.88%, 08/15/23		68	74,545
Arconic Corp.(b)
6.00%, 05/15/25(g)		332	353,836
6.13%, 02/15/28		343	367,943
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)(g)		1,049	1,155,211
Constellium SE(b)
5.88%, 02/15/26(g)		588	605,464
5.63%, 06/15/28		250	268,125
3.75%, 04/15/29		506	500,940
Freeport-McMoRan, Inc.
4.38%, 08/01/28		272	287,300
5.40%, 11/14/34		31	37,442
5.45%, 03/15/43		1,051	1,284,658
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		200	217,600
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)(g)		371	379,362
HTA Group Ltd., 7.00%, 12/18/25(b)		200	212,287
JSW Steel Ltd., 5.95%, 04/18/24		200	213,475
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		66	68,186
4.50%, 06/01/31		129	132,295
New Gold, Inc., 7.50%, 07/15/27(b)(g)		545	591,325
Nexa Resources SA, 5.38%, 05/04/27(b)		237	254,005
Novelis Corp.(b)(g)
5.88%, 09/30/26		373	388,015
4.75%, 01/30/30		881	925,050
Periama Holdings LLC, 5.95%, 04/19/26		200	217,100
thyssenkrupp AG
1.88%, 03/06/23	EUR	43	51,083
2.88%, 02/22/24		84	101,018
Usiminas International Sarl, 5.88%, 07/18/26(b)	USD	200	216,525
Vale Overseas Ltd.(g)
6.25%, 08/10/26		63	75,553
3.75%, 07/08/30		155	164,843
Vedanta Resources Finance II PLC
8.00%, 04/23/23		313	296,039
13.88%, 01/21/24		200	217,400

Security		Par (000)	Value

Metals & Mining (continued)
Vedanta Resources Finance II PLC (continued)
8.95%, 03/11/25	USD	293	$287,140
8.95%, 03/11/25(b)		200	196,000

			10,409,343

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/29(b)		174	171,581

Multi-line Retail — 0.1%
Future Retail Ltd., 5.60%, 01/22/25		200	147,163
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)		396	422,730

			569,893

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc., 3.90%, 10/01/25(g)		285	318,844
Entegris, Inc.(b)
4.38%, 04/15/28		231	241,106
3.63%, 05/01/29		97	98,213

			658,163

Oil, Gas & Consumable Fuels — 9.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)(g)		648	701,590
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
7.88%, 05/15/26		201	224,640
5.75%, 03/01/27		226	235,040
5.75%, 01/15/28		59	62,084
5.38%, 06/15/29		206	214,755
Antero Resources Corp., 5.38%, 03/01/30(b)		181	184,734
Apache Corp.
4.88%, 11/15/27		211	228,511
4.38%, 10/15/28		31	33,000
4.25%, 01/15/30		187	197,285
5.10%, 09/01/40(g)		306	320,535
5.25%, 02/01/42		40	42,300
4.75%, 04/15/43(g)		328	341,022
4.25%, 01/15/44		184	179,790
5.35%, 07/01/49		72	75,780
Arcosa, Inc., 4.38%, 04/15/29(b)		374	380,545
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		225	310,981
8.25%, 12/31/28		115	126,500
5.88%, 06/30/29		379	379,000
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(k)		146	109,951
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)(g)		498	506,332
Buckeye Partners LP
4.13%, 03/01/25(b)(g)		262	271,497
5.85%, 11/15/43		145	143,912
5.60%, 10/15/44		166	161,020
Callon Petroleum Co.
6.25%, 04/15/23		52	52,060
6.13%, 10/01/24		126	124,210
9.00%, 04/01/25(b)		752	819,680
8.00%, 08/01/28(b)(d)		564	570,345
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31	EUR	200	231,696

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc., 5.40%, 06/15/47(g)	USD	113	$139,829
Centennial Resource Production LLC
6.88%, 04/01/27(b)(g)		255	260,766
3.25%, 04/01/28(j)		895	1,177,462
Cheniere Energy Partners LP(g)
4.50%, 10/01/29		529	568,675
4.00%, 03/01/31(b)		675	705,375
Cheniere Energy, Inc., 4.63%, 10/15/28(b)(g)		1,651	1,741,805
Chesapeake Energy Corp.(b)
5.50%, 02/01/26		20	21,100
5.88%, 02/01/29		65	70,360
Citgo Holding, Inc., 9.25%, 08/01/24(b)		228	232,560
CNX Resources Corp.
2.25%, 05/01/26(j)		499	646,704
6.00%, 01/15/29(b)		276	298,417
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26		272	298,180
5.88%, 07/01/29		297	308,137
Comstock Resources, Inc.(b)
7.50%, 05/15/25(g)		160	166,000
6.75%, 03/01/29(g)		642	683,878
5.88%, 01/15/30		266	271,320
Continental Resources, Inc.
4.50%, 04/15/23		29	30,177
5.75%, 01/15/31(b)(g)		120	143,700
4.90%, 06/01/44		118	133,636
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(b)		95	97,494
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(g)		790	817,650
DCP Midstream Operating LP(b)
6.45%, 11/03/36		226	264,420
6.75%, 09/15/37(g)		392	471,380
DT Midstream, Inc.(b)
4.13%, 06/15/29		433	439,638
4.38%, 06/15/31		562	574,246
Dycom Industries, Inc., 4.50%, 04/15/29(b)		102	102,883
eG Global Finance PLC
6.75%, 02/07/25(b)		596	616,243
6.25%, 10/30/25	EUR	142	172,418
8.50%, 10/30/25(b)	USD	339	358,670
Enbridge, Inc., (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(a)(g)		1,565	1,708,256
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25		192	205,440
5.50%, 01/30/26(g)		815	846,581
5.75%, 01/30/28		386	411,572
Energean Israel Finance Ltd., 4.88%, 03/30/26(b)		130	133,250
Energy Transfer LP
3.90%, 07/15/26(g)		235	256,598
Series H, (5 year CMT + 5.69%), 6.50%(a)(l)		644	656,558
EnLink Midstream LLC
5.63%, 01/15/28(b)		174	183,812
5.38%, 06/01/29		82	85,577
EnLink Midstream Partners LP
4.40%, 04/01/24(g)		240	252,000
4.15%, 06/01/25		17	17,805
4.85%, 07/15/26		115	119,025
5.60%, 04/01/44		197	178,285
5.05%, 04/01/45		32	27,520

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP
6.00%, 07/01/25(b)(g)	USD	255	$277,312
4.13%, 12/01/26		100	102,375
6.50%, 07/01/27(b)(g)		364	405,860
4.50%, 01/15/29(b)		240	244,171
4.75%, 01/15/31(b)(g)		791	815,078
EQT Corp.
1.75%, 05/01/26(j)		426	709,546
3.13%, 05/15/26(b)		177	181,374
3.90%, 10/01/27		271	290,309
5.00%, 01/15/29		33	36,794
8.50%, 02/01/30		191	248,856
3.63%, 05/15/31(b)		50	52,125
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24		69	69,173
6.50%, 10/01/25		46	46,460
7.75%, 02/01/28		118	121,946
Geopark Ltd., 5.50%, 01/17/27(b)		200	202,475
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	194,287
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)		164	163,180
Harvest Midstream I LP, 7.50%, 09/01/28(b)		137	148,782
Hess Corp., 4.30%, 04/01/27(g)		50	55,648
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
5.75%, 02/01/29		127	132,398
6.00%, 02/01/31		147	155,820
Hilong Holding Ltd., 9.75%, 11/18/24		207	182,160
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	209,787
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)(c)		1,418	1,406,036
Independence Energy Finance LLC, 7.25%, 05/01/26(b)		471	494,630
Indigo Natural Resources LLC, 5.38%, 02/01/29(b)		459	479,655
ITT Holdings LLC, 6.50%, 08/01/29(b)(d)		343	349,431
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		227	236,457
Matador Resources Co., 5.88%, 09/15/26(g)		1,151	1,185,530
Medco Bell Pte Ltd., 6.38%, 01/30/27		250	258,016
MEG Energy Corp.(b)
6.50%, 01/15/25(g)		635	656,431
7.13%, 02/01/27		2	2,131
5.88%, 02/01/29		85	88,613
MPLX LP, 4.25%, 12/01/27(g)		185	209,638
Murphy Oil Corp.
5.75%, 08/15/25		119	122,124
6.38%, 12/01/42		29	28,721
Murphy Oil USA, Inc., 4.75%, 09/15/29		146	153,621
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200	205,340
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(b)		74	75,982
New Fortress Energy, Inc.(b)(g)
6.75%, 09/15/25		1,087	1,112,816
6.50%, 09/30/26		1,323	1,351,841
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		362	380,100
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(g)		227	324,724
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)(g)		479	516,122
NuStar Logistics LP
6.00%, 06/01/26		163	176,855
6.38%, 10/01/30		25	27,623
Occidental Petroleum Corp.
2.70%, 02/15/23		47	48,043

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued)
6.95%, 07/01/24	USD	63		$70,968
2.90%, 08/15/24(g)		466		476,485
5.50%, 12/01/25		100		110,502
5.55%, 03/15/26		36		39,780
3.40%, 04/15/26		68		69,530
3.20%, 08/15/26		16		16,120
3.00%, 02/15/27		4		3,970
8.88%, 07/15/30		34		45,471
6.13%, 01/01/31(g)		477		561,205
4.30%, 08/15/39(g)		482		460,310
6.20%, 03/15/40(g)		909		1,027,824
4.50%, 07/15/44		428		411,950
4.63%, 06/15/45(g)		498		485,550
6.60%, 03/15/46		26		30,906
4.40%, 04/15/46(g)		432		414,936
4.10%, 02/15/47		64		59,592
4.20%, 03/15/48(g)		296		276,760
4.40%, 08/15/49		104		99,840
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(b)(h)		—	(m)	37
Oil and Gas Holding Co., 7.63%, 11/07/24		200		222,725
OQ SAOC, 5.13%, 05/06/28(b)		200		201,350
Ovintiv Exploration, Inc., 5.38%, 01/01/26(g)		33		37,189
Ovintiv, Inc.(g)
7.38%, 11/01/31		59		78,335
6.50%, 08/15/34		110		145,213
Parkland Corp., 4.50%, 10/01/29(b)		102		103,651
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)(g)		611		615,515
PDC Energy, Inc.
1.13%, 09/15/21(j)		922		913,956
6.13%, 09/15/24		151		154,428
6.25%, 12/01/25		122		126,270
5.75%, 05/15/26		235		245,500
Pertamina Persero PT, 3.65%, 07/30/29		202		216,115
Petrobras Global Finance BV(g)
5.30%, 01/27/25		500		561,344
5.60%, 01/03/31		321		358,316
Petroleos Mexicanos(g)
6.50%, 03/13/27		103		109,489
6.35%, 02/12/48		41		34,735
Pioneer Natural Resources Co., 0.25%, 05/15/25(j)		571		911,030
Puma International Financing SA, 5.13%, 10/06/24(b)		200		201,250
Range Resources Corp.
5.88%, 07/01/22		44		45,100
5.00%, 08/15/22		252		256,796
5.00%, 03/15/23		189		195,615
4.88%, 05/15/25		14		14,490
9.25%, 02/01/26		62		68,355
8.25%, 01/15/29(b)		127		143,192
Saudi Arabian Oil Co., 2.25%, 11/24/30(b)(g)		442		433,624
SM Energy Co.
10.00%, 01/15/25(b)(g)		914		1,031,303
5.63%, 06/01/25		27		26,730
6.75%, 09/15/26		44		44,770
6.63%, 01/15/27		67		68,843
6.50%, 07/15/28		207		212,692

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.
4.10%, 03/15/22	USD	252	$253,890
6.45%, 01/23/25		125	138,375
7.50%, 04/01/26		51	53,996
8.38%, 09/15/28		127	143,510
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		63	65,882
5.88%, 03/15/28		124	131,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26		304	319,294
5.38%, 02/01/27		2	2,083
6.50%, 07/15/27		195	211,325
6.88%, 01/15/29(g)		521	586,974
5.50%, 03/01/30		400	439,864
4.88%, 02/01/31(b)		123	133,148
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(g)		280	316,800
Transocean, Inc., 11.50%, 01/30/27(b)		171	182,747
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)		588	618,870
Viper Energy Partners LP, 5.38%, 11/01/27(b)(g)		119	123,963
Western Midstream Operating LP
4.75%, 08/15/28		37	39,960
5.45%, 04/01/44		339	365,272
5.30%, 03/01/48		315	335,475
5.50%, 08/15/48		83	90,336
6.50%, 02/01/50(g)		798	923,952

			56,977,716

Personal Products — 0.1%
Coty, Inc.
4.00%, 04/15/23	EUR	100	117,533
3.88%, 04/15/26		100	119,019
Edgewell Personal Care Co., 5.50%, 06/01/28(b)	USD	113	119,780

			356,332

Pharmaceuticals — 1.8%
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)(g)		973	1,057,554
Bausch Health Cos., Inc.(b)
6.13%, 04/15/25(g)		89	91,225
9.00%, 12/15/25(g)		300	321,690
5.75%, 08/15/27		145	153,900
5.00%, 01/30/28		214	203,033
4.88%, 06/01/28		684	700,074
5.00%, 02/15/29		472	440,140
6.25%, 02/15/29(g)		529	523,207
7.25%, 05/30/29(g)		498	508,911
5.25%, 01/30/30		398	370,140
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28	. EUR	100	123,170
CVS Health Corp., 4.75%, 12/01/22(g)	USD	165	173,021
Elanco Animal Health, Inc., 5.90%, 08/28/28		156	182,562
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)(g)		793	808,860
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)(g)		481	471,380
Jaguar Holding Co. II/PPD Development LP(b)(g)
4.63%, 06/15/25		90	94,500
5.00%, 06/15/28		589	638,429
Jazz Securities DAC, 4.38%, 01/15/29(b)		441	457,229
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	121,711
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	.	100	118,250

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Organon & Co./Organon Foreign Debt Co-Issuer BV(b)
4.13%, 04/30/28(g)	USD	790	$805,642
5.13%, 04/30/31		772	795,314
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		222	233,100
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)(g)		1,297	1,325,962
Prestige Brands, Inc., 3.75%, 04/01/31(b)		149	143,655
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25	EUR	100	127,824

			10,990,483

Producer Durables: Miscellaneous — 0.1%
Oracle Corp., 3.60%, 04/01/50(g)	USD	785	806,079

Real Estate Management & Development — 4.0%
Adler Group SA, 2.75%, 11/13/26	EUR	100	119,909
Agile Group Holdings Ltd.
6.05%, 10/13/25	USD	200	202,850
(5 year CMT + 11.08%), 7.75%(a)(l)		400	404,325
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)		260	275,519
Central China Real Estate Ltd.
6.88%, 08/08/22		200	195,000
7.25%, 04/24/23		200	188,000
CFLD Cayman Investment Ltd.(e)(i)
8.63%, 02/28/21		200	69,850
8.75%, 09/28/22		200	69,975
6.90%, 01/13/23		200	70,038
8.60%, 04/08/24		200	69,850
China Aoyuan Group Ltd.
7.95%, 02/19/23		450	444,375
6.35%, 02/08/24		400	376,000
6.20%, 03/24/26		200	173,850
China Evergrande Group
8.25%, 03/23/22		200	170,538
9.50%, 04/11/22		200	170,413
11.50%, 01/22/23		450	357,694
12.00%, 01/22/24		250	186,297
China SCE Group Holdings Ltd.
7.25%, 04/19/23		200	205,412
7.38%, 04/09/24		400	413,200
7.00%, 05/02/25		255	258,399
CIFI Holdings Group Co. Ltd.
6.55%, 03/28/24		200	209,787
6.45%, 11/07/24		200	211,250
6.00%, 07/16/25		200	210,225
5.25%, 05/13/26		335	344,589
Country Garden Holdings Co. Ltd.
6.50%, 04/08/24		200	211,662
6.15%, 09/17/25		200	219,000
5.13%, 01/14/27		200	213,225
Easy Tactic Ltd.
9.13%, 07/28/22		400	395,950
12.38%, 11/18/22		200	202,250
8.13%, 02/27/23		200	186,163
8.63%, 02/27/24		200	176,725
Fantasia Holdings Group Co. Ltd.
11.75%, 04/17/22		200	187,700
11.88%, 06/01/23		200	175,663
9.25%, 07/28/23		200	163,100

Security		Par (000)	Value

Real Estate Management & Development (continued)
Fantasia Holdings Group Co. Ltd. (continued) 9.88%, 10/19/23	USD	200	$162,725
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(g)		389	410,862
Global Prime Capital Pte Ltd., 5.50%, 10/18/23		200	203,413
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		100	102,800
Hopson Development Holdings Ltd., 7.50%, 06/27/22		200	202,600
Howard Hughes Corp.(b)
5.38%, 08/01/28		180	191,093
4.13%, 02/01/29		184	184,004
4.38%, 02/01/31		214	213,225
Kaisa Group Holdings Ltd.
11.95%, 10/22/22		200	205,912
11.50%, 01/30/23		200	202,225
10.88%, 07/23/23		600	600,487
9.38%, 06/30/24		200	188,300
11.70%, 11/11/25		200	188,058
KWG Group Holdings Ltd.
7.88%, 08/09/21		200	200,475
7.88%, 09/01/23		200	204,650
7.40%, 03/05/24		200	208,600
5.88%, 11/10/24		231	232,487
Logan Group Co. Ltd.
6.50%, 07/16/23		200	204,600
6.90%, 06/09/24		200	210,537
5.75%, 01/14/25		200	207,287
4.50%, 01/13/28		200	193,250
MAF Sukuk Ltd., 4.64%, 05/14/29		275	308,825
New Metro Global Ltd.
6.80%, 08/05/23		200	208,162
4.80%, 12/15/24		280	281,452
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	207,500
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29(b)		291	304,208
Redsun Properties Group Ltd.
9.95%, 04/11/22		200	202,100
7.30%, 01/13/25		400	369,825
RKPF Overseas Ltd.
Series 2019-A, 6.70%, 09/30/24		513	544,517
Series 2019-A, 6.00%, 09/04/25		200	207,750
Series 2020-A, 5.20%, 01/12/26		232	233,160
Ronshine China Holdings Ltd.
11.25%, 08/22/21		200	200,938
10.50%, 03/01/22		200	201,850
8.95%, 01/22/23		200	197,788
7.35%, 12/15/23		200	189,038
Scenery Journey Ltd.
11.50%, 10/24/22		219	175,227
13.00%, 11/06/22		200	163,100
12.00%, 10/24/23		200	157,663
Seazen Group Ltd.
6.45%, 06/11/22		200	203,688
6.00%, 08/12/24		202	209,575
Shimao Group Holdings Ltd.
5.60%, 07/15/26		200	210,250
3.45%, 01/11/31		200	186,000

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Shui On Development Holding Ltd.
5.75%, 11/12/23	USD	200	$205,437
6.15%, 08/24/24		200	207,500
5.50%, 03/03/25		209	211,351
Sino-Ocean Land Treasure III Ltd., (5 year CMT + 3.26%), 4.90%(a)(l)		200	173,975
Sunac China Holdings Ltd.
7.25%, 06/14/22		200	204,912
7.95%, 10/11/23		200	206,300
7.50%, 02/01/24		400	408,825
6.50%, 01/10/25		200	195,790
7.00%, 07/09/25		400	393,080
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	206,412
Times China Holdings Ltd.
6.75%, 07/16/23		313	320,884
6.75%, 07/08/25		390	395,557
6.20%, 03/22/26		277	272,378
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	44	67,250
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	400	384,950
Yango Justice International Ltd.
10.00%, 02/12/23		400	403,200
7.88%, 09/04/24		200	184,938
7.50%, 02/17/25		200	179,938
Yanlord Land HK Co. Ltd.
6.75%, 04/23/23		200	207,037
6.80%, 02/27/24		200	209,725
Yuzhou Group Holdings Co. Ltd.
8.63%, 01/23/22		200	199,188
8.50%, 02/04/23		200	188,650
8.50%, 02/26/24		400	364,500
8.38%, 10/30/24		200	178,100
7.70%, 02/20/25		200	170,600
8.30%, 05/27/25		200	169,913
Zhenro Properties Group Ltd.
8.70%, 08/03/22		200	204,500
7.88%, 04/14/24		300	299,400
6.63%, 01/07/26		200	180,600

			24,203,879

Road & Rail(b) — 0.3%
Danaos Corp., 8.50%, 03/01/28		100	109,657
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(g)		1,540	1,796,136

			1,905,793

Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc., 3.90%, 12/15/25(g)		375	417,227
Atkore, Inc., 4.25%, 06/01/31(b)		165	167,112
Broadcom, Inc.(g)
3.46%, 09/15/26		578	629,441
4.11%, 09/15/28		1,594	1,793,150
Microchip Technology, Inc.
0.13%, 11/15/24(j)		250	281,250
1.63%, 02/15/25(j)		86	283,533
4.25%, 09/01/25(g)		941	987,924
1.63%, 02/15/27(j)		61	135,762
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(b)		33	34,708
ON Semiconductor Corp.
1.63%, 10/15/23(j)		354	672,843
3.88%, 09/01/28(b)		330	339,946

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc., 1.65%, 05/20/32(g)	USD	1,779	$1,695,654
Sensata Technologies BV(b)(g)
5.63%, 11/01/24		229	254,476
5.00%, 10/01/25		324	360,855
4.00%, 04/15/29		321	325,842
Sensata Technologies, Inc., 4.38%, 02/15/30(b)(g)		353	372,006
Synaptics, Inc., 4.00%, 06/15/29(b)		192	192,960

			8,944,689

Software — 1.8%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)(g)		696	729,930
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		386	384,055
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	100	125,776
7.13%, 10/02/25(b)(g)	USD	388	415,160
9.13%, 03/01/26(b)(g)		678	715,643
BY Crown Parent LLC, 7.38%, 10/15/24(b)(g)		758	771,644
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)		714	747,915
CDK Global, Inc., 4.88%, 06/01/27(g)		388	410,310
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(a)	EUR	100	120,057
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	USD	281	281,267
Elastic NV, 4.13%, 07/15/29(b)		299	299,000
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(b)		200	195,764
MicroStrategy, Inc., 6.13%, 06/15/28(b)		321	321,000
MSCI, Inc.(b)
4.00%, 11/15/29		83	87,565
3.63%, 09/01/30		147	150,331
3.88%, 02/15/31(g)		524	543,786
3.63%, 11/01/31		195	200,012
Nuance Communications, Inc., 5.63%, 12/15/26(g)		237	246,904
Open Text Corp., 3.88%, 02/15/28(b)(g)		268	271,698
Open Text Holdings, Inc., 4.13%, 02/15/30(b)(g)		256	261,069
PTC, Inc.(b)
3.63%, 02/15/25		76	78,280
4.00%, 02/15/28		187	193,171
Rocket Software, Inc., 6.50%, 02/15/29(b)		412	408,819
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(g)		1,649	1,747,445
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)(g)		1,440	1,499,400

			11,206,001

Specialty Retail — 0.7%
Gap, Inc., 8.88%, 05/15/27(b)		160	185,152
L Brands, Inc.
6.88%, 11/01/35(g)		401	507,766
6.75%, 07/01/36		71	88,928
National Vision Holdings, Inc., 2.50%, 05/15/25(j)		244	429,593
PetSmart, Inc./PetSmart Finance Corp.(b)
4.75%, 02/15/28		343	356,291
7.75%, 02/15/29(g)		1,505	1,659,262
Staples, Inc.(b)
7.50%, 04/15/26(g)		697	721,907
10.75%, 04/15/27		202	205,363
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	117,074

			4,271,336

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(b)(g)	USD	638	$654,397

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., 4.25%, 03/15/29(b)		156	159,120
Hanesbrands, Inc., 5.38%, 05/15/25(b)		64	67,760
Levi Strauss & Co.
5.00%, 05/01/25(g)		233	237,660
3.50%, 03/01/31(b)		111	110,356
William Carter Co., 5.63%, 03/15/27(b)		160	168,352

			743,248

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26(b)		289	269,493
Jerrold Finco PLC, 5.25%, 01/15/27	GBP	100	142,863
MGIC Investment Corp., 5.25%, 08/15/28	USD	167	177,020
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		214	221,764
5.50%, 08/15/28(g)		254	256,065
5.13%, 12/15/30		139	138,305
United Wholesale Mortgage LLC, 5.50%, 04/15/29(b)		164	163,962

			1,369,472

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	100	123,377

Transportation Infrastructure — 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)	USD	200	209,412
Heathrow Finance PLC, 4.63%, 09/01/29(n)	GBP	100	142,307
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)	USD	241	252,719
Simpar Europe SA, 5.20%, 01/26/31(b)		200	204,500
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(b)(g)		435	483,795

			1,292,733

Utilities — 0.5%
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)		240	247,680
Genneia SA, 8.75%, 01/20/22(b)		200	193,600
Inkia Energy Ltd., 5.88%, 11/09/27(b)(g)		377	388,263
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	250,281
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)(g)		519	537,269
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(b)		107	113,420
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		280	307,790
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		177	202,312
Thames Water Kemble Finance PLC, 4.63%, 05/19/26	GBP	168	237,783
Vistra Operations Co. LLC(b)
5.50%, 09/01/26	USD	8	8,250
5.63%, 02/15/27(g)		422	437,825
4.38%, 05/01/29		227	228,135

			3,152,608

Wireless Telecommunication Services — 2.5%
Altice France SA
7.38%, 05/01/26(b)(g)		287	298,460

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Altice France SA (continued)
5.88%, 02/01/27	EUR	100	$125,665
8.13%, 02/01/27(b)(g)	USD	707	770,277
5.50%, 01/15/28(b)(g)		381	395,364
4.13%, 01/15/29	EUR	100	118,723
5.13%, 01/15/29(b)	USD	200	201,000
5.13%, 07/15/29(b)		1,302	1,308,380
Kenbourne Invest SA, 6.88%, 11/26/24(b)		275	291,638
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	100	121,683
Millicom International Cellular SA
5.13%, 01/15/28	USD	247	259,148
4.50%, 04/27/31(b)		205	213,238
Rogers Communications, Inc., 5.00%, 03/15/44(g)		545	680,822
SBA Communications Corp.(g)
4.88%, 09/01/24		806	820,105
3.88%, 02/15/27		1,248	1,281,577
Sprint Corp.(g)
7.88%, 09/15/23		177	201,085
7.13%, 06/15/24		374	431,503
7.63%, 03/01/26		552	673,440
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)(g)		33	32,679
T-Mobile USA, Inc.
4.50%, 02/01/26(g)		498	507,522
4.75%, 02/01/28(g)		479	513,129
2.63%, 02/15/29		76	75,050
2.88%, 02/15/31(g)		449	445,633
3.50%, 04/15/31(b)		362	374,507
3.50%, 04/15/31		337	348,643
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29 (b)		597	598,493
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		387	394,639
4.25%, 12/01/26(g)		968	1,006,933
3.75%, 02/15/27		411	418,036
4.63%, 12/01/29(g)		498	529,125
4.13%, 08/15/30(g)		923	947,755
Vmed O2 UK Financing I PLC
4.00%, 01/31/29	GBP	100	136,682
4.50%, 07/15/31(d)		100	138,861
4.75%, 07/15/31(b)(d)	USD	575	583,625

			15,243,420

Total Corporate Bonds — 82.7% (Cost: $482,457,526)			505,634,308

Floating Rate Loan Interests(a)

Aerospace & Defense — 1.7%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/28/28		2,600	2,606,452
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 6.00%, 05/25/28		529	530,126
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 10/30/26		288	287,754
Dynasty Acquisition Co., Inc. 2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		792	771,100

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc. (continued)
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26	USD	1,473	$1,434,248
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(c)		884	901,680
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		2,781	2,787,322
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		1,078	1,060,827

			10,379,509

Air Freight & Logistics — 0.3%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/06/28		215	214,664
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,380	1,352,401

			1,567,065

Airlines — 0.8%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		542	564,629
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		64	61,243
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.07%, 12/14/23		963	939,236
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.10%, 04/28/23		371	361,670
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		1,003	1,070,361
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		1,694	1,714,453

			4,711,592

Auto Components — 0.9%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28		341	340,894
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		2,151	2,129,515
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/31/28		981	980,052
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.15%, 05/16/24		1,075	1,064,666
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.40%, 12/02/26		84	82,904
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 02/05/26		1,056	1,042,800

			5,640,831

Security		Par (000)	Value

Automobiles — 0.1%
MajorDrive Holdings IV LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 05/12/28	USD	323	$323,100

Building Materials — 0.0%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.50%, 07/31/25		79	79,400
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/12/28		127	126,235

			205,635

Building Products — 0.6%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/23/27		1,014	1,011,181
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 05/05/24		673	672,015
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		221	221,029
Wilsonart LLC, 2021 Term Loan E, 12/19/26		1,608	1,607,151

			3,511,376

Capital Markets — 0.8%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 4.75%, 04/09/27		2,397	2,406,047
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 04/07/28(c)		642	656,445
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/12/27		571	570,593
Focus Financial Partners LLC(o)
2021 Delayed Draw Term Loan, 06/24/28		119	118,478
2021 Term Loan, 06/24/28		515	511,469
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24(c)		250	249,420
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.13%, 06/03/26		148	146,708

			4,659,160

Chemicals — 1.8%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/27/26		1,046	1,060,022
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/18/28		1,366	1,358,323
Axalta Coating Systems US Holdings Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.90%, 06/01/24		519	515,622
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, 06/28/24(c)		346	342,828
Element Solutions, Inc., 2021 Term Loan B, 01/31/26(o)		857	855,397
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.25%, 11/07/24		558	556,513

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27	USD	439	$435,924
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/28/25		340	339,513
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.85%, 03/30/26		123	123,088
Klockner-Pentaplast of America, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.50% Floor), 5.25%, 02/09/26(c)		521	523,299
Lonza Group AG, USD Term Loan B, 04/29/28(o)		386	386,208
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.65%, 03/02/26		719	713,948
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		724	719,246
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/29/27		288	287,468
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.50%), 3.63%, 10/14/24		739	734,339
PQ Corp., 2021 Term Loan B, 05/26/28(o)		677	676,438
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		531	532,888
Sparta US Holdco LLC, 2021 Term Loan, 2021 Term Loan, 05/04/28(o)		477	477,148
Starfruit Finco BV, 2018 USD Term Loan B, (PRIME + 1.75%), 3.13%, 10/01/25		113	111,891
W.R. Grace & Co.-Conn., 2021 Term Loan B3, (3 mo. LIBOR + 2.00%), 2.15%, 06/01/28(c)		403	400,985

			11,151,088

Commercial Services & Supplies — 1.5%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28		1,392	1,395,357
Aramark Services, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 03/11/25		375	370,154
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 04/06/28		436	433,510
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/23		225	223,888
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		380	376,080
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		894	883,800
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28		364	366,577
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		840	839,785
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 09/06/24		566	562,936
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		178	176,431
GFL Environmental, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.50%, 05/30/25		176	176,431

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23	USD	155	$138,362
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26		444	437,021
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/09/28		713	708,800
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 09/23/26		705	704,129
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.10%, 08/27/25		1,423	1,425,120

			9,218,381

Communications Equipment — 0.1%
Avantor Funding, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.00%, 1.00% Floor), 3.00%, 11/21/24		365	364,870

Construction & Engineering — 0.7%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		1,694	1,664,972
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28		424	422,964
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 06/02/28		1,448	1,446,393
USIC Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 05/12/28		716	713,985

			4,248,314

Construction Materials — 0.8%
Core & Main LP
2017 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 3.75%, 08/01/24		1,015	1,013,107
2021 Term Loan B, 06/09/28(o)		1,684	1,672,093
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		1,128	1,118,053
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		506	506,175
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.00%, 10/25/23		469	469,511
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.00%), 3.13%, 05/29/26		360	358,963

			5,137,902

Containers & Packaging — 0.8%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		1,060	1,033,241
Charter NEX US, Inc., 2021 Term Loan, 12/01/27(o)		2,255	2,257,915
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/02/28		1,000	995,401
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 08/01/26		138	137,714
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/18/27		329	328,933

			4,753,204

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27	USD	887	$880,271
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 2.25%, 1.00% Floor), 10.50%, 05/30/24(c)		404	395,596
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		1,324	1,176,122

			2,451,989

Diversified Consumer Services — 0.8%
APX Group, Inc., 2020 Term Loan, (PRIME + 4.00%), 7.25%, 12/31/25		62	61,791
Ascend Learning LLC
2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		147	146,784
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		318	317,600
Bright Horizons Family Solutions LLC, 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 1.00% Floor), 2.50%, 11/07/23		778	774,914
Frontdoor, Inc., 2021 Term Loan B, 05/20/28(o)		300	300,000
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 3.85%, 07/11/25		958	938,812
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 12/22/25		844	821,781
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.32%, 05/15/24		406	403,743
PAI Holdco, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/28/27		298	298,718
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		189	190,511
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		252	240,738
Voyage Australia Property Ltd., USD Term Loan B, 06/16/28(c)(o)		308	308,000

			4,803,392

Diversified Financial Services — 3.1%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		717	717,883
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 03/10/28(c)		345	344,963
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 02/04/28		1,167	1,161,730
AQGEN Island Holdings, Inc., Term Loan, 05/20/28(o)		1,120	1,116,506
Belron Finance US LLC, 2021 USD Term Loan B, 04/13/28		1,236	1,233,566
Credito Real SAB de CV Sofom ENR, Term Loan B, 02/17/23(c)		35	32,900

Security		Par (000)	Value

Diversified Financial Services (continued)
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28	USD	261	$263,936
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		1,765	1,768,318
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		518	513,268
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 02/16/28		413	414,053
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.50%, 07/03/24		686	681,761
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2, 4.50%, 12/17/27		183	181,729
2021 Incremental Term Loan B2, 4.50%, 12/17/27		367	363,458
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		58	57,336
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		389	386,053
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/02/27		422	422,404
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		2,333	2,337,943
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/08/28(c)		369	369,998
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.66%, 01/23/25		534	515,550
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.40%, 07/30/25		990	952,963
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/16/27		283	283,383
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		2,839	2,854,133
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		731	727,850
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		543	543,949
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.57%, 04/30/28		510	504,334

			18,749,967

Diversified Telecommunication Services — 0.9%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/30/27		229	228,850
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 10/02/27		349	349,585
Frontier Communications Corp., 2021 DIP Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28		757	757,320
GCI LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 10/15/25		476	475,209
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		145	147,055
2020 DIP Term Loan, (PRIME + 4.75%, 1.00% Floor), 6.50%, 07/13/22		50	50,492

76	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Iridium Satellite LLC, 2021 Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 3.75%, 11/04/26	USD	722	$722,377
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		566	557,192
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		996	994,625
Orbcomm, Inc., Term Loan B, 06/17/28(o)		304	303,240
TDC A/S, EUR Term Loan, (6 mo.EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	820	964,960

			5,550,905

Electric Utilities — 0.4%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	710	709,708
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/31/28		1,716	1,713,615

			2,423,323

Electrical Equipment — 0.2%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, 06/23/28(o)		344	344,217
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 03/31/27		868	865,331

			1,209,548

Electronic Equipment, Instruments & Components — 0.0%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 02/12/25		230	230,058

Environmental, Maintenance, & Security Service — 0.2%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		793	789,923
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		436	437,341

			1,227,264

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/11/24		245	241,836
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 12/20/24		580	574,587

			816,423

Food & Staples Retailing — 0.4%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25		322	320,870
Hearthside Food Solutions LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.79%, 05/23/25		266	264,249
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 06/27/23		1,289	1,275,476
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		400	394,002

			2,254,597

Food Products — 0.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 10/01/25		458	455,930

Security		Par (000)	Value

Food Products (continued)
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26	USD	163	$162,805
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		1,396	1,398,779
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		1,735	1,707,262
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 3.00%, 08/03/25		423	420,449
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/01/26		113	113,135
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 02/05/23		319	318,545
2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		257	254,761
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/08/28		395	396,871
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		277	276,257

			5,504,794

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/06/27		865	864,292
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 05/04/28		288	288,181
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/25		853	852,656

			2,005,129

Health Care Providers & Services — 1.0%
AHP Health Partners, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/30/25		334	333,941
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		936	935,286
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.00%, 01/08/27		589	590,359
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		750	640,311
EyeCare Partners LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 02/18/27		870	861,503
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.65%, 03/05/26		421	402,720
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 08/06/26		1,663	1,662,550
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		146	146,055
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/14/25		21	20,925
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 12/13/26		578	575,353

			6,169,003

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Services — 0.4%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.69%, 07/25/26	USD	1,138	$1,130,933
Unified Physician Management LLC, 2020 Term Loan, (1 Week LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/18/27(c)		708	708,419
WP CityMD Bidco LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/13/26		701	702,115

			2,541,467

Health Care Technology — 0.6%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		146	145,954
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25.		582	577,618
Polaris Newco LLC, USD Term Loan B, (6 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/04/28		2,378	2,384,043
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 07/25/26		273	273,609

			3,381,224

Hotels, Restaurants & Leisure — 2.7%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26		998	983,220
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		279	271,891
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		430	430,042
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.34%, 09/15/23		392	390,976
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		1,144	1,134,089
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25		1,477	1,480,471
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/10/28(c)		345	341,684
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		2,335	2,233,811
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		548	545,649
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3.00% PIK), 5.25%, 12/01/23(h)		51	50,366
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		1,175	1,165,296
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(c)		80	88,465
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.75%, 08/25/25(c)		228	229,416
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		1,855	1,853,530
IRB Holding Corp., 2020 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		611	609,838

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24	USD	157	$151,232
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		586	583,533
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		360	357,407
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 07/10/25		515	515,010
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 2.50%, 02/08/27		843	832,613
Travelport Finance (Luxembourg) Sarl
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.20%, 05/29/26		828	754,363
2020 Super Priority Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 3.50%, 02/28/25		500	523,856
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.83%, 08/02/26		939	934,276
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 05/30/25		201	199,690

			16,660,724

Household Durables — 0.3%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 05/17/28		1,435	1,426,806
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/04/27		140	138,970
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		498	498,122

			2,063,898

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 03/03/28(c)		220	218,796

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		887	876,316
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		289	284,619

			1,160,935

Industrial Conglomerates — 0.7%
AVSC Holding Corp.(h)
2020 Term Loan B1, (0.25% PIK), 2.25%, 03/03/25		1,305	1,194,180
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		407	486,066
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		453	455,373
Vertical Midco GmbH, USD Term Loan B, 07/29/27		740	740,596
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		1,458	1,448,304

			4,324,519

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance — 0.8%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25	USD	843	$833,156
2020 Term Loan B3, 11/06/27(o)		608	608,226
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/19/28		733	728,092
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		167	166,971
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/13/27		542	538,841
2021 Term Loan B, 02/12/27(o)		120	120,060
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 04/25/25		352	348,210
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 04/25/25		698	697,912
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 09/01/27		290	289,697
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		620	618,666
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		188	188,336

			5,138,167

Interactive Media & Services — 1.2%
Adevinta ASA, USD Term Loan B, 04/20/28(o)		1,071	1,070,797
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 12/06/27		940	937,276
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		1,630	1,629,810
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27		836	829,945
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		2,759	2,798,181

			7,266,009

Internet & Direct Marketing Retail — 0.2%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		1,090	1,090,268

Internet Software & Services — 0.1%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		843	842,623

IT Services — 2.1%
Aruba Investments, Inc., 2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		340	340,998
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/02/25		764	758,956
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/31/26		1,731	1,722,011
CoreLogic, Inc., Term Loan, 06/04/28(o)		1,531	1,525,642
Fleetcor Technologies Operating Company, LLC, 2021 Term Loan B4, 04/28/28(o)		723	721,496
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		2,884	2,888,840

Security		Par (000)	Value

IT Services (continued)
Maximus, Inc., Term Loan B, 05/28/28(o)	USD	452	$451,625
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		606	592,030
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.38%, 08/01/25		273	243,751
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		1,229	1,198,802
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/05/26		435	434,960
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		765	759,749
Virtusa Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/11/28		448	449,221
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28		436	432,368

			12,520,449

Life Sciences Tools & Services — 0.9%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		1,855	1,862,195
Icon Luxembourg Sarl(o)
1st Lien Term Loan B, 06/16/28		303	303,850
Term Loan B, 06/16/28		1,218	1,219,540
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		485	486,691
PPD, Inc., Initial Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 01/13/28		1,808	1,804,361

			5,676,637

Machinery — 0.9%
Clark Equipment Co., 2021 Incremental Term Loan, 05/18/24(o)		540	538,568
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 05/14/28(c)		171	170,786
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/28/27		573	566,266
Madison IAQ LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/16/28		1,656	1,656,000
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		2,328	2,285,919

			5,217,539

Media — 4.4%
A-L Parent LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		1,140	1,099,929
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 07/15/25		443	434,889
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.90%, 01/31/26		533	523,133
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.15%, 08/14/26		1,338	1,334,843
Cable One, Inc., 2021 Term Loan B4, 05/03/28(o)		412	410,146
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		1,363	1,359,740

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 08/21/26	USD	2,561	$2,497,977
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		3,133	3,135,310
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.32%, 07/17/25		654	643,997
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.57%, 04/15/27		1,008	997,150
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		403	402,336
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.34%, 02/07/24		684	679,961
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		522	516,773
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/19/26		1,089	1,059,459
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		1,909	1,899,429
2020 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.75%, 09/15/24		1,075	1,076,622
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/23/29		581	589,355
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.59%, 09/19/26		459	457,705
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		1,147	1,147,057
Sinclair Television Group Inc., 2021 Term Loan B3, (1 mo. LIBOR + 3.00%), 3.11%, 04/01/28		192	190,231
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		587	584,141
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.10%, 09/28/23(c)		1,480	1,472,128
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 3.07%, 01/31/29		228	226,404
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.35%, 01/31/29		917	915,597
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		1,197	1,173,383
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		261	258,576
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		2,100	2,076,339

			27,162,610

Metals & Mining — 0.1%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.64%, 07/31/25		666	660,238

Oil, Gas & Consumable Fuels — 0.2%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25		330	363,964
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 8.00%, 08/01/23		2	1,947
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		429	408,212

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25	USD	247	$244,687
Lealand Finance Company BV, 2020 Take Back Term Loan, (3.00% PIK), 3.00%, 06/30/25(h)		111	49,292
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/24(c)		16	9,466
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 2.25%, 01/31/28		252	252,526

			1,330,094

Personal Products — 0.5%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/25/26		3,149	3,158,452

Pharmaceuticals — 1.1%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		847	829,755
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 02/22/28		982	982,836
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 08/01/27		288	283,483
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.09%, 11/15/27		698	691,143
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/21/28		1,273	1,276,577
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/02/28		700	700,441
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/18/27		517	514,530
Prestige Brands, Inc., 2021 Term Loan B, 06/11/28(o)		212	212,089
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		1,178	1,172,554

			6,663,408

Professional Services — 0.6%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		3,375	3,357,295

Real Estate Management & Development — 0.2%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		713	707,268
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25		563	557,395
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		19	18,811

			1,283,474

Road & Rail — 0.1%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.62%, 08/04/25		386	365,496

80	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment — 0.1%
Cabot Microelectronics Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.13%, 11/17/25	USD	462	$460,276

Software — 5.9%
Applied Systems, Inc.
2017 1st Lien Term Loan, (PRIME + 2.25%), 3.77%, 09/19/24		470	468,910
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%, 0.75% Floor), 6.25%, 09/19/25		251	253,886
Barracuda Networks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		1,530	1,533,509
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		553	552,224
Cloudera, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/22/27		722	721,367
Cornerstone OnDemand, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 04/22/27		418	417,183
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,854	1,852,878
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.43%, 05/27/24		491	470,598
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23		487	470,307
E2open LLC, 2020 Term Loan B, 10/29/27(o)		114	114,000
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 8.75%, 07/31/28		850	877,098
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 07/31/27		291	291,010
Helios Software Holdings, Inc., 2021 USD Term Loan B, (6 mo. LIBOR + 3.75%), 3.90%, 03/11/28		868	868,074
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		679	692,580
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		1,649	1,637,122
Magenta Buyer LLC(o)
2021 USD 1st Lien Term Loan, 05/03/28		1,885	1,883,115
2021 USD 2nd Lien Term Loan, 9.00%, 05/03/29(c)		979	966,762
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		439	438,792
Mitchell International, Inc.
2017 2nd Lien Term Loan, 12/01/25		396	394,969
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		832	834,385
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		568	568,894
Planview Parent, Inc., Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		1,037	1,037,888
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.11%, 04/26/24		603	603,398
Proof Point, Inc., 1st Lien Term Loan, 06/09/28(o)		1,278	1,270,179
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		3,635	3,622,311

Security		Par (000)	Value

Software (continued)
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 05/30/25	USD	31	$31,008
Sabre GLBL, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		440	441,989
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 3.33%, 08/01/25		1,868	1,855,777
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		2,091	2,091,929
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		512	505,447
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 04/16/25		674	665,657
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		2,735	2,737,626
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.36%, 03/04/28		1,429	1,448,743
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		794	806,569
2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26		1,151	1,151,318
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/03/26		1,697	1,696,815

			36,274,317

Specialty Retail — 1.4%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25		181	180,217
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		414	410,725
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, 06/23/25	GBP	1,000	1,378,638
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.75%, 03/31/26	USD	236	236,000
Mavis Tire Express Services Corp., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/04/28		1,287	1,290,217
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		833	832,281
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/28		2,470	2,470,617
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		650	641,186
Sotheby’s, Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 01/15/27		1,149	1,154,119
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27		229	229,235

			8,823,235

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26		526	500,180
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 04/29/23		198	197,797

			697,977

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.75%, 05/23/25	USD	292	$292,664

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 04/23/28		622	618,113
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		623	618,636
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.92%, 04/01/28		303	303,921

			1,540,670

Wireless Telecommunication Services — 0.5%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/30/28		437	436,005
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, 05/26/28		239	238,958
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		1,069	1,058,990
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 06/10/27		1,612	1,611,333

			3,345,286

Total Floating Rate Loan Interests — 46.3% (Cost: $280,638,920)			282,787,166

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29		200	219,287
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		400	462,375

			681,662

Colombia — 0.3%
Colombia Government International Bond(g)
4.50%, 01/28/26		1,354	1,477,806
3.88%, 04/25/27		200	212,475

			1,690,281

Dominican Republic — 0.2%
Dominican Republic International Bond
5.95%, 01/25/27		491	552,375
4.50%, 01/30/30(b)(g)		302	308,191
4.88%, 09/23/32(b)		185	190,550
6.40%, 06/05/49		150	161,466

			1,212,582

Egypt — 0.3%
Egypt Government International Bond
5.75%, 05/29/24(b)		215	228,814
5.88%, 06/11/25		335	357,675
7.60%, 03/01/29		816	895,713
8.50%, 01/31/47(b)(g)		321	334,301

			1,816,503

Security		Par (000)	Value

Ghana — 0.1%
Ghana Government International Bond(b)
7.75%, 04/07/29	USD	201	$205,208
8.63%, 04/07/34		260	267,719

			472,927

Iceland — 0.5%
Iceland Government International Bond, 5.88%, 05/11/22		3,030	3,142,736

Indonesia — 0.2%
Indonesia Government International Bond(g)
4.10%, 04/24/28		650	734,216
5.35%, 02/11/49		200	259,850

			994,066

Mexico — 0.2%
Mexico Government International Bond, 4.15%, 03/28/27(g)		1,052	1,189,483

Mongolia — 0.0%
Mongolia Government International Bond, 8.75%, 03/09/24		250	286,609

Morocco — 0.1%
Morocco Government International Bond(b)
3.00%, 12/15/32(g)		300	289,500
4.00%, 12/15/50		200	185,250

			474,750

Oman — 0.0%
Oman Government International Bond, 6.50%, 03/08/47		308	300,454

Panama — 0.1%
Panama Government International Bond(g)
3.16%, 01/23/30		445	466,360
4.50%, 04/16/50		211	239,063

			705,423

Paraguay — 0.1%
Paraguay Government International Bond(b)
4.95%, 04/28/31		300	344,587
5.40%, 03/30/50		200	233,413

			578,000

Peru — 0.1%
Peruvian Government International Bond
2.78%, 01/23/31(g)		29	29,504
1.86%, 12/01/32		259	241,080
5.63%, 11/18/50		165	227,164

			497,748

Portugal — 0.6%
Portugal Government International Bond, 5.13%, 10/15/24(b)		3,190	3,620,331

Qatar — 0.1%
Qatar Government International Bond, 4.00%, 03/14/29(b)(g)		473	544,423

Romania — 0.0%
Romanian Government International Bond, 3.00%, 02/14/31(b)(g)		280	290,378

82	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Russia — 0.1%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26	USD	400	$454,950
4.25%, 06/23/27		200	223,138

			678,088

Saudi Arabia — 0.1%
Saudi Government International Bond, 4.50%, 04/17/30		595	700,910

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		200	209,788

Sri Lanka — 0.2%
Sri Lanka Government International Bond
5.75%, 04/18/23		222	165,223
6.85%, 03/14/24		400	274,950
6.35%, 06/28/24		200	136,725
7.85%, 03/14/29		400	253,075
7.55%, 03/28/30		200	126,475

			956,448

Ukraine — 0.2%
Ukraine Government International Bond
7.75%, 09/01/22		118	123,841
8.99%, 02/01/24		200	221,800
9.75%, 11/01/28		236	281,032
7.25%, 03/15/33(b)(g)		400	415,950

			1,042,623

Total Foreign Agency Obligations — 3.6% (Cost: $21,272,049)			22,086,213

		Shares

Investment Companies

Fixed Income Funds — 0.8%
Invesco Senior Loan ETF		157,601	3,490,862
iShares iBoxx $ Investment Grade Corporate Bond ETF(p)		10,000	1,343,600

			4,834,462

Total Investment Companies — 0.8% (Cost: $4,779,837)			4,834,462

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 0.7%
Countrywide Alternative Loan Trust
Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	1,282	981,750
Series 2006-J8, Class A5, 6.00%, 02/25/37		2,086	1,348,190
Series 2007-19, Class 1A1, 6.00%, 08/25/37		625	448,595
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-17, Class 1A6, 5.50%, 09/25/35		147	148,088
Series 2006-17, Class A2, 6.00%, 12/25/36		748	480,610

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Home Loan Mortgage Pass-Through Trust (continued) Series 2007-HY5, Class 3A1, 3.18%, 09/25/37(a)	USD	429	$419,575
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.88%, 10/25/35(a)		386	279,337

			4,106,145

Commercial Mortgage-Backed Securities — 0.8%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33(a)(b)		4,830	5,143,510

Total Non-Agency Mortgage-Backed Securities — 1.5% (Cost: $9,244,567)			9,249,655

		Benefical Interest (000)

Other Interests(q)

IT Services — 0.0%
Millennium Corp.	USD	918	—
Millennium Lender Claims		861	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 4.6%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(a)(g)(l)	USD	365	408,800

Banks — 0.8%
Al Ahli Bank of Kuwait KSCP, 7.25%(a)(l)		200	211,725
Banco Mercantil del Norte SA, 6.75%(a)(b)(g)(l)		396	425,700
Bank of East Asia Ltd., 5.88%(a)(l)		250	267,078
BBVA Bancomer SA, 5.13%, 01/18/33(a)		220	228,938
Burgan Bank SAK, 5.75%(a)(l)		250	252,469
CaixaBank SA, 6.38%(a)(l)	EUR	200	258,773
CIT Group, Inc., Series A, 5.80%(a)(l)	USD	235	242,724
Kasikornbank PCL, 5.28%(a)(l)		405	429,123
Nanyang Commercial Bank Ltd., 5.00%(a)(l)		200	200,813
Rizal Commercial Banking Corp., 6.50%(a)(l)		200	207,725
Stichting AK Rabobank Certificaten, 2.19%(l)	EUR	33	51,855
TMBThanachart Bank PCL, 4.90%(a)(l)	USD	250	253,641
Wells Fargo & Co.(a)(g)(l)
Series S, 5.90%		1,500	1,616,250
Series U, 5.88%		384	430,045

			5,076,859

Building Materials — 0.1%
Cemex SAB de CV, 5.13%(a)(b)(l)		200	206,060

Consumer Finance — 0.5%
Capital One Financial Corp., Series E, 3.93%(a)(g)(l)		3,000	3,010,740

Diversified Financial Services(a)(l) — 2.6%
Bank of America Corp.(g)
Series AA, 6.10%		15	16,843
Series DD, 6.30%		215	248,091
Series X, 6.25%		1,929	2,133,956

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Bank of America Corp.(g) (continued) Series Z, 6.50%	USD	143	$161,948
Credit Suisse Group AG, 6.38%(b)(g)		295	328,816
Credit Suisse Group AG, 6.25%		200	219,000
HSBC Holdings PLC(g)
6.25%		695	735,831
6.00%		415	460,650
JPMorgan Chase & Co.(g)
Series FF, 5.00%		2,865	3,028,162
Series HH, 4.60%		253	262,184
Series R, 6.00%		92	97,808
Lloyds Banking Group PLC, 7.50%(g)		1,250	1,462,500
Morgan Stanley, Series H, 3.79%(g)		1,026	1,029,847
Natwest Group PLC(g)
6.00%		1,185	1,320,777
8.63%		200	201,444
Societe Generale SA, 5.38%(b)(g)		2,250	2,382,187
UBS Group AG, 3.88%(b)		1,500	1,502,805
Woori Bank, 4.25%		250	259,578

			15,852,427

Diversified Telecommunication Services(a)(l) — 0.1%
Telefonica Europe BV
5.88%	EUR	100	131,915
4.38%		100	128,631

			260,546

Electric Utilities — 0.3%
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(a)(g)	USD	1,750	2,033,558

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26	EUR	100	121,525

Insurance — 0.0%
Heungkuk Life Insurance Co. Ltd., 4.48%(a)(l)	USD	200	202,725

Oil, Gas & Consumable Fuels — 0.0%
Abertis Infraestructuras Finance BV, 3.25%(a)(l)	EUR	100	122,577

Real Estate Management & Development — 0.0%
Heimstaden Bostad AB, 3.00%(a)(l)		100	118,333

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(a)(l)		100	118,456

Utilities — 0.1%
Electricite de France SA, 3.00%(a)(l)		200	245,095

Total Capital Trusts — 4.6%			27,777,701

		Shares

Preferred Stocks — 1.7%

Banks — 0.0%
CF-B L2 (D), LLC, (Acquired 04/08/15, Cost: $134,650)(f)		137,556	1,416

Security		Shares	Value

Capital Markets(a)(l) — 1.7%
Goldman Sachs Group, Inc., Series J, 5.50%		202,526	$5,549,212
Morgan Stanley
Series F, 6.88%		120,000	3,396,000
Series K, 5.85%		53,253	1,572,029

			10,517,241

Total Preferred Stocks — 1.7%			10,518,657

Trust Preferred — 0.0%

Diversified Financial Services — 0.0%
GMAC Capital Trust I, Series 2, 5.94%, 02/15/40(a)		7,687	194,558

Total Preferred Securities — 6.3% (Cost: $36,270,367)			38,490,916

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.2%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.09%, 10/25/29(a)	USD	1,426	1,470,502

Mortgage-Backed Securities — 0.2%
Uniform Mortgage-Backed Securities 5.00%, 08/01/23		13	13,235
Series K042, Class X1, 1.17%, 12/25/24(a)		32,987	1,032,161

			1,045,396

Total U.S. Government Sponsored Agency Securities — 0.4% (Cost: $2,527,374)			2,515,898

U.S. Treasury Obligations
U.S. Treasury Bonds(g)
2.88%, 05/15/49		1,350	1,580,818
1.88%, 02/15/51		6,500	6,203,438
U.S. Treasury Notes(g)
2.75%, 04/30/23 - 08/31/25		14,150	15,028,647
1.25%, 03/31/28		8,000	8,031,562
1.13%, 02/15/31		6,500	6,310,078

Total U.S. Treasury Obligations — 6.1% (Cost: $35,517,500)			37,154,543

		Shares

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc. (Expires 06/08/22)(e)		2,542	—

84	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(e)	345	$2,650

Total Warrants — 0.0% (Cost: $ — )		2,650

Total Long-Term Investments — 151.7% (Cost: $903,581,299)		927,201,751

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(p)(r)	7,704,300	7,704,300

Total Short-Term Securities — 1.3% (Cost: $7,704,300)		7,704,300

Options Purchased — 0.5% (Cost: $3,411,172)		3,179,658

Total Investments Before Options Written — 153.5% (Cost: $914,696,771)		938,085,709

Options Written — (0.7)% (Premiums Received: $(3,699,983))		(4,153,999)

Total Investments, Net of Options Written — 152.8% (Cost: $910,996,788)		933,931,710

Liabilities in Excess of Other Assets — (52.8)%		(322,573,722)

Net Assets — 100.0%		$611,357,988

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	When-issued security.
(e)	Non-income producing security.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $242,560, representing less than 0.05% of its net assets as of period end, and an original cost of $189,527.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Perpetual security with no stated maturity date.
(m)	Amount is less than 500.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Fund.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$9,760,422	$—		$(2,056,122)(a)	$—	$—	$7,704,300	7,704,300	$662	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,381,300	—	—		—	(37,700)	1,343,600	10,000	13,022	—

					$—	$(37,700)	$9,047,900		$13,684	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	0.08	%(b)	11/25/20	Open		$1,758,375	$1,759,310	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	(0.10	)(b)	03/25/21	Open		3,825,000	3,824,964	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	(0.05	)(b)	03/25/21	Open		2,707,500	2,707,457	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	03/29/21	Open		11,700	11,715	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.60	(b)	03/29/21	Open		682,237	683,295	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.70	(b)	03/30/21	Open		762,135	763,498	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(0.10	)(b)	03/30/21	Open		2,362,500	2,361,927	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	(0.05	)(b)	03/30/21	Open		3,093,125	3,093,134	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.07	(b)	04/05/21	Open		7,900,000	7,900,674	U.S. Treasury Obligations	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	0.45	%(b)	04/06/21	Open		$3,694,500	$3,698,425	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		3,243,750	3,247,196	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		294,350	294,663	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		914,375	915,347	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		1,537,500	1,539,134	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		608,356	609,003	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		168,506	168,685	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		1,027,725	1,028,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	04/06/21	Open		508,137	508,677	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	04/06/21	Open		712,682	713,534	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	04/06/21	Open		749,787	750,773	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	04/06/21	Open		813,037	814,189	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	04/06/21	Open		721,630	722,751	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	04/06/21	Open		833,646	834,926	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	04/06/21	Open		917,044	918,451	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	04/06/21	Open		700,277	701,352	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	04/06/21	Open		2,503,812	2,507,833	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	04/06/21	Open		1,090,136	1,091,887	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	04/06/21	Open		2,432,842	2,436,749	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	04/06/21	Open		862,042	863,569	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	04/06/21	Open		481,920	482,773	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	04/06/21	Open		472,477	473,314	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	04/06/21	Open		458,438	459,249	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	04/06/21	Open		1,348,720	1,351,108	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	04/06/21	Open		436,175	436,999	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	04/06/21	Open		483,735	484,649	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	04/06/21	Open		413,303	414,083	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	04/06/21	Open		477,161	478,063	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.90	(b)	04/06/21	Open		444,063	445,006	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.25	(b)	04/06/21	Open		1,241,019	1,241,760	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.32	(b)	04/06/21	Open		860,625	861,283	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		560,787	561,311	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		407,731	408,112	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		1,620,360	1,621,872	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		816,066	816,828	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		1,555,312	1,556,764	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		646,750	647,354	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		1,094,242	1,095,264	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		274,024	274,280	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		364,331	364,841	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		117,874	118,039	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		384,188	384,725	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		2,235,000	2,238,129	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		500,000	500,700	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		1,257,869	1,259,630	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		1,077,375	1,078,883	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		1,048,725	1,050,193	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		362,918	363,426	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		93,670	93,801	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		311,493	311,929	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		325,380	325,836	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		313,560	313,999	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		1,224,425	1,226,139	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		601,800	602,643	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/07/21	Open		529,031	529,587	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/07/21	Open		259,823	260,095	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/07/21	Open		417,008	417,445	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/08/21	Open		795,852	796,595	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/08/21	Open		544,897	545,406	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	04/08/21	Open		605,395	606,031	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/08/21	Open		579,150	579,961	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.70	(b)	04/08/21	Open		319,848	320,364	Corporate Bonds	Open/Demand

86	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	0.60	%(b)	04/12/21	Open		$1,498,529	$1,500,502	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		210,938	211,146	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		148,350	148,496	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		353,290	353,639	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		629,800	630,422	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/13/21	Open		241,900	242,214	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.63	(b)	04/13/21	Open		960,636	961,948	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	04/13/21	Open		341,948	342,451	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/14/21	Open		579,860	580,604	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	04/15/21	Open		411,060	411,324	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.31	(b)	04/15/21	Open		730,050	730,534	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	04/15/21	Open		280,860	281,160	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.50	(b)	04/15/21	Open		316,185	316,523	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	04/15/21	Open		326,616	327,000	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.55	(b)	04/15/21	Open		251,183	251,478	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate And Inves	0.25	(b)	04/15/21	Open		925,000	925,495	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/20/21	Open		147,420	147,594	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.33	(b)	04/21/21	Open		424,174	424,446	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.33	(b)	04/21/21	Open		207,323	207,456	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		216,281	216,395	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		219,895	220,011	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		200,494	200,599	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		72,293	72,330	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		103,950	104,005	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		247,500	247,630	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		216,377	216,491	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		207,750	207,859	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		473,875	474,124	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		239,000	239,125	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		217,330	217,444	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		52,438	52,465	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		207,750	207,859	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		157,325	157,408	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.27	(b)	04/21/21	Open		271,950	272,093	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	04/21/21	Open		282,563	282,755	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/21/21	Open		30,554	30,581	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/21/21	Open		93,279	93,361	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	04/29/21	Open		674,080	674,719	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	04/29/21	Open		364,910	365,256	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	04/29/21	Open		912,340	913,361	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	04/29/21	Open		680,024	680,785	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	04/29/21	Open		722,370	723,216	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	04/29/21	Open		661,635	662,410	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	04/29/21	Open		290,363	290,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/29/21	Open		1,048,050	1,048,862	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	04/29/21	Open		646,021	646,967	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/30/21	Open		243,322	243,489	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/30/21	Open		238,769	238,933	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/30/21	Open		265,125	265,308	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/30/21	Open		405,650	405,929	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	04/30/21	Open		369,550	369,944	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	04/30/21	Open		385,320	385,794	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.38	(b)	04/30/21	Open		508,185	508,501	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.38	(b)	04/30/21	Open		500,816	501,128	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.38	(b)	04/30/21	Open		407,400	407,654	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.38	(b)	04/30/21	Open		454,813	455,096	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.38	(b)	04/30/21	Open		470,600	470,893	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.42	(b)	04/30/21	Open		333,458	333,687	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.42	(b)	04/30/21	Open		333,120	333,349	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.42	(b)	04/30/21	Open		378,000	378,260	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.42	(b)	04/30/21	Open		365,138	365,389	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.42	(b)	04/30/21	Open		385,000	385,265	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Credit Agricole Corporate And Inves	0.42	%(b)	04/30/21	Open		$418,500	$418,788	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/30/21	Open		178,250	178,381	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/30/21	Open		994,400	995,133	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	05/03/21	Open		267,986	268,285	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	05/06/21	Open		781,744	782,341	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.55	(b)	05/07/21	Open		430,320	430,682	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	05/07/21	Open		424,514	424,870	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	05/07/21	Open		172,215	172,360	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.55	(b)	05/07/21	Open		1,192,707	1,193,710	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	05/07/21	Open		530,584	531,030	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		150,765	150,815	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		28,163	28,172	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		313,544	313,647	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		259,958	260,043	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		15,775	15,780	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		353,063	353,179	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		60,569	60,589	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		418,770	418,908	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		79,134	79,160	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		131,645	131,689	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		52,516	52,533	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		37,496	37,509	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		48,013	48,028	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		180,960	181,020	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		216,536	216,608	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		198,240	198,306	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	05/12/21	Open		99,130	99,163	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.60	(b)	05/19/21	Open		44,135	44,160	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	05/19/21	Open		349,081	349,312	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	05/19/21	Open		517,040	517,406	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	05/24/21	Open		86,625	86,692	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		533,180	533,351	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		459,241	459,389	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		420,030	420,165	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		667,940	668,154	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		566,702	566,884	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		433,080	433,219	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		417,050	417,184	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		488,700	488,857	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		718,900	719,131	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		578,437	578,623	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		394,908	395,034	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		428,691	428,829	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		623,450	623,650	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		528,950	529,120	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.34	(b)	05/27/21	Open		369,255	369,374	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.29	(b)	05/28/21	Open		27,804	27,810	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.65	(b)	05/28/21	Open		582,175	582,532	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/02/21	Open		930,000	930,326	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	06/02/21	Open		1,523,487	1,524,194	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	06/02/21	Open		614,100	614,408	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		177,884	177,977	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		1,634,297	1,635,119	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		450,450	450,676	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		883,674	884,118	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		5,803,510	5,806,428	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		773,500	773,889	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		318,000	318,160	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		445,588	445,812	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		551,281	551,558	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		869,325	869,762	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		720,545	720,907	Corporate Bonds	Open/Demand

88	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	0.55	%(b)	06/02/21	Open		$185,000	$185,093	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		862,387	862,821	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		520,327	520,589	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		280,780	280,921	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		604,044	604,361	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		674,347	674,687	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		648,672	648,999	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		274,838	274,982	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		725,517	725,882	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/02/21	Open		686,937	687,310	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/02/21	Open		231,179	231,287	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		608,915	609,223	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		413,080	413,289	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		633,600	633,920	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		107,535	107,589	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		232,853	232,970	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		521,397	521,661	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		598,336	598,639	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		497,920	498,172	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		388,395	388,591	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		226,485	226,600	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		666,420	666,757	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		482,197	482,441	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		961,330	961,816	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		590,021	590,320	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		326,630	326,803	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		692,125	692,491	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		547,461	547,751	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		653,185	653,530	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		839,002	839,446	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		447,666	447,903	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		385,075	385,279	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		672,534	672,889	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		585,000	585,309	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		452,071	452,317	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		843,817	844,277	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		1,402,312	1,403,076	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		461,587	461,839	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		611,512	611,845	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		709,702	710,089	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/02/21	Open		113,600	113,662	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/03/21	Open		601,544	601,835	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		198,875	198,964	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		1,017,480	1,017,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		413,806	413,992	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		530,347	530,586	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		1,074,925	1,075,409	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		185,000	185,083	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		1,173,287	1,173,815	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		349,688	349,845	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		199,813	199,902	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		140,675	140,738	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		524,492	524,740	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		752,169	752,524	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		350,924	351,090	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		332,509	332,666	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		216,288	216,390	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		223,838	223,943	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		409,221	409,415	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		233,998	234,108	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		483,551	483,780	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		246,075	246,191	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	0.65	%(b)	06/03/21	Open		$1,955,542	$1,956,496	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		228,160	228,271	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		283,508	283,646	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		454,485	454,707	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		229,298	229,409	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		339,771	339,937	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		857,990	858,408	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		333,040	333,202	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		335,948	336,111	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		396,240	396,433	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		226,550	226,660	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		425,631	425,839	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		710,544	710,890	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		367,175	367,354	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		691,900	692,237	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		493,852	494,093	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		237,850	237,966	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		446,128	446,345	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		349,650	349,820	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		371,495	371,676	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		553,455	553,725	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		673,265	673,593	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		392,531	392,723	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		179,213	179,304	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		1,128,375	1,128,950	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		385,033	385,229	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	06/03/21	Open		1,667,922	1,668,786	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/03/21	Open		280,125	280,272	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/03/21	Open		1,128,390	1,128,982	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/03/21	Open		841,620	842,062	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/03/21	Open		1,056,257	1,056,812	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.73	(b)	06/03/21	Open		204,000	204,112	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		349,488	349,684	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		1,308,591	1,309,327	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		340,204	340,395	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		187,960	188,066	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		313,228	313,404	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		722,722	723,129	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	06/03/21	Open		849,801	850,311	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	06/03/21	Open		141,200	141,285	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	(b)	06/03/21	Open		1,196,620	1,197,473	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		274,466	274,567	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		328,653	328,773	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.58	(b)	06/04/21	Open		479,385	479,570	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/04/21	Open		671,291	671,560	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/04/21	Open		347,183	347,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/04/21	Open		425,113	425,319	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		443,983	444,175	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		513,836	514,059	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		509,302	509,523	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		519,585	519,810	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/04/21	Open		1,442,919	1,443,573	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/04/21	Open		363,000	363,165	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/04/21	Open		374,920	375,107	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/07/21	Open		1,309,499	1,310,066	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.06	(b)	06/07/21	Open		6,741,937	6,742,115	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	0.06	(b)	06/07/21	Open		8,420,000	8,420,222	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		871,960	872,119	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		528,900	529,062	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		1,126,142	1,126,487	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		356,570	356,679	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		366,795	366,907	Corporate Bonds	Open/Demand

90	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	0.50	%(b)	06/08/21	Open		$351,260	$351,367	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		430,770	430,902	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		197,750	197,810	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		456,585	456,725	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		328,345	328,445	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		364,183	364,294	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		376,635	376,750	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		210,283	210,347	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		255,789	255,867	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		394,088	394,208	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		219,780	219,847	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		414,534	414,660	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		219,605	219,672	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		766,720	766,954	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		224,993	225,061	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		464,195	464,337	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		314,903	314,999	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		180,500	180,555	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		437,168	437,301	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		281,639	281,725	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		438,030	438,164	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		350,139	350,246	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		411,215	411,341	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		328,860	328,960	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		2,804,375	2,805,232	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		849,252	849,524	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		237,195	237,240	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		331,585	331,649	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		233,400	233,445	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		341,638	341,703	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		400,579	400,656	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		231,964	232,008	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		251,724	251,772	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		271,769	271,821	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		322,831	322,893	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		374,989	375,061	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		329,426	329,489	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		225,150	225,193	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		302,944	303,002	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/08/21	Open		307,090	307,149	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/08/21	Open		218,500	218,540	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/08/21	Open		223,020	223,061	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		310,719	310,772	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		399,375	399,443	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		1,186,081	1,186,284	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		1,569,967	1,570,236	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		596,785	596,887	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		373,500	373,564	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,306	7,308	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		1,469,512	1,469,764	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		173,400	173,430	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		856,240	856,449	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		56,018	56,031	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		345,135	345,219	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		1,296,230	1,296,547	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		1,312,681	1,313,002	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		1,066,669	1,066,929	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		666,965	667,128	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		538,312	538,444	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		2,689,125	2,689,596	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		2,098,393	2,098,760	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,429,911	1,430,328	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	0.50	%(b)	06/09/21	Open		$1,439,362	$1,439,782	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,219,219	1,219,574	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		582,741	582,911	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		438,600	438,728	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		402,701	402,819	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,838,372	1,838,909	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,242,844	1,243,206	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		1,750,935	1,751,446	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		796,511	796,744	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		204,133	204,192	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		154,700	154,745	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		474,154	474,292	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/09/21	Open		197,175	197,250	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/09/21	Open		1,408,125	1,408,371	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	06/09/21	Open		1,625,000	1,625,427	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	06/09/21	Open		1,780,312	1,780,832	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		144,550	144,574	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		161,460	161,486	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		933,750	933,903	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		429,300	429,370	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		61,604	61,614	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		463,275	463,351	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		421,169	421,238	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		697,125	697,239	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,035,300	1,035,469	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		302,813	302,862	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,687,647	1,687,923	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,500,000	1,500,245	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		1,561,875	1,562,130	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/10/21	Open		122,140	122,174	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/10/21	Open		457,610	457,770	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	)(b)	06/11/21	Open		217,051	216,744	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	06/11/21	Open		209,250	209,275	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		634,187	634,277	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		233,275	233,308	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		347,563	347,612	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		149,971	149,993	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		701,187	701,353	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		3,154,112	3,154,857	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		311,225	311,298	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		410,334	410,431	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		363,000	363,086	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		544,320	544,449	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		340,550	340,630	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		567,564	567,698	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		217,330	217,381	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		310,931	311,005	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(3.00	)(b)	06/11/21	Open		95,479	95,343	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/11/21	Open		246,163	246,195	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/11/21	Open		973,665	973,849	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/11/21	Open		1,111,072	1,111,282	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/14/21	Open		135,050	135,077	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/16/21	Open		382,850	382,970	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.58	(b)	06/18/21	Open		742,600	742,720	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	06/21/21	Open		129,800	129,815	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(1.00	)(b)	06/22/21	Open		51,800	51,788	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/23/21	Open		189,750	189,774	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.30	(b)	06/25/21	Open		137,100	137,103	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		790,119	790,125	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		1,892,500	1,892,516	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		2,002,500	2,002,517	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/29/21	Open		1,298,437	1,298,448	Corporate Bonds	Open/Demand

92	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.35	%(b)	06/29/21	Open		$3,048,750	$3,048,780	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		371,995	372,000	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		590,410	590,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		604,222	604,231	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		326,430	326,435	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,286,810	1,286,828	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,023,710	1,023,724	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		536,270	536,277	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		280,294	280,298	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		368,663	368,668	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		932,047	932,060	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		509,655	509,662	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		317,104	317,108	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		409,076	409,076	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		653,410	653,419	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		598,579	598,587	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		245,645	245,648	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		291,200	291,204	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		518,141	518,148	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		549,010	549,018	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		260,700	260,704	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		385,328	385,333	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,287,500	1,287,518	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		364,544	364,549	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		435,870	435,876	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		775,912	775,923	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		196,284	196,286	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		281,663	281,666	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		561,045	561,053	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		339,154	339,159	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		488,312	488,319	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/21	Open		606,156	606,166	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/30/21	Open		75,013	75,014	Corporate Bonds	Open/Demand

						$314,441,878	$314,601,672

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro Bund	32	09/08/21	$6,550	$41,324
10-Year U.S. Ultra Long Treasury Note	61	09/21/21	8,971	215,264
2-Year U.S. Treasury Note	566	09/30/21	124,701	(29,298)

				227,290

Short Contracts
Euro Bund	1	09/08/21	205	(1,246)
Euro OAT	38	09/08/21	7,167	(32,026)
10-Year U.S. Treasury Note	321	09/21/21	42,507	(177,866)
U.S. Long Bond	26	09/21/21	4,175	(97,447)

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts (continued)
Ultra U.S. Treasury Bond	113	09/21/21	$21,753	$(648,005)
5-Year U.S. Treasury Note	420	09/30/21	51,821	120,306

				(836,284)

				$(608,994)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	90,898	CAD	110,000	State Street Bank and Trust Co.	09/15/21	$2,163
USD	9,056,520	EUR	7,471,000	BNP Paribas S.A.	09/15/21	184,296
USD	991,612	EUR	818,000	HSBC Bank USA N.A.	09/15/21	20,192
USD	115,380	EUR	95,000	JPMorgan Chase Bank N.A.	09/15/21	2,562
USD	118,993	EUR	98,000	Morgan Stanley & Co. International PLC	09/15/21	2,613
USD	1,375,014	GBP	973,000	Barclays Bank PLC	09/15/21	28,838
USD	1,400,451	GBP	991,000	Barclays Bank PLC	09/15/21	29,372
USD	3,931,335	GBP	2,785,000	Barclays Bank PLC	09/15/21	78,202
USD	109,174	GBP	77,000	HSBC Bank USA N.A.	09/15/21	2,643

						$350,881

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
90-Day Eurodollar Future	159	09/10/21	USD	99.63	USD	16	$21,863
90-Day Eurodollar Future	159	09/10/21	USD	99.50	USD	16	200,737
90-Day Eurodollar Future	172	10/15/21	USD	99.25	USD	17	17,200

							$239,800

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
5-Year Interest Rate Swap, 04/07/27	3-Month LIBOR, 0.15%	Quarterly	1.53%	Semi-Annual	JPMorgan Chase Bank N.A.	04/05/22	1.53%	USD	4,985	$109,441
5-Year Interest Rate Swap, 04/10/27	3-Month LIBOR, 0.15%	Quarterly	1.39%	Semi-Annual	Morgan Stanley & Co. International PLC	04/08/22	1.39	USD	9,830	165,767
5-Year Interest Rate Swap, 04/30/27	3-Month LIBOR, 0.15%	Quarterly	1.20%	Semi-Annual	Bank of America N.A.	04/28/22	1.20	USD	13,700	151,810
10-Year Interest Rate Swap, 06/26/34	3-Month LIBOR, 0.15%	Quarterly	1.97%	Semi-Annual	Goldman Sachs Bank USA	06/24/24	1.97	USD	1,720	81,034
10-Year Interest Rate Swap, 06/30/34	3-Month LIBOR, 0.15%	Quarterly	2.00%	Semi-Annual	Goldman Sachs Bank USA	06/28/24	2.00	USD	1,720	83,684
1-Year Interest Rate Swap, 02/26/26	3-Month LIBOR, 0.15%	Quarterly	1.60%	Semi-Annual	Bank of America N.A.	02/24/25	1.59	USD	15,740	85,861
1-Year Interest Rate Swap, 02/26/26	3-Month LIBOR, 0.15%	Quarterly	1.62%	Semi-Annual	Morgan Stanley & Co. International PLC	02/24/25	1.62	USD	31,400	175,947
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.15%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	2,050	32,725
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.15%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,370	21,870
10-Year Interest Rate Swap, 04/09/36	3-Month LIBOR, 0.15%	Quarterly	2.60%	Semi-Annual	Deutsche Bank AG	04/07/26	2.60	USD	2,550	218,501

94	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.15%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05%	USD	1,510	$45,317
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.15%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,160	43,543

										1,215,500

Put
5-Year Interest Rate Swap, 11/17/26	(0.15%)	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Barclays Bank PLC	11/15/21	(0.15)	EUR	8,730	29,422
5-Year Interest Rate Swap, 04/07/27	1.53%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	04/05/22	1.53	USD	4,985	31,435
5-Year Interest Rate Swap, 04/10/27	1.39%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	04/08/22	1.39	USD	9,830	81,475
10-Year Interest Rate Swap, 04/23/32	1.90%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	04/21/22	1.90	USD	33,010	432,709
10-Year Interest Rate Swap, 06/26/34	1.97%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	06/24/24	1.97	USD	1,720	70,824
10-Year Interest Rate Swap, 06/30/34	2.00%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	06/28/24	2.00	USD	1,720	68,979
1-Year Interest Rate Swap, 02/26/26	1.60%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	02/24/25	1.59	USD	15,740	85,093
1-Year Interest Rate Swap, 02/26/26	1.62%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	02/24/25	1.62	USD	31,400	166,791
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,370	152,380
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	2,050	228,014
10-Year Interest Rate Swap, 04/09/36	2.60%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	04/07/26	2.60	USD	2,550	83,525
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,510	171,390
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,160	122,321

										1,724,358

										$2,939,858

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
10-Year U.S. Treasury Note Future	43	07/23/21	USD	132.50	USD	6	$(22,172)

Put
10-Year U.S. Treasury Note Future	43	07/23/21	USD	130.50	USD	6	(2,688)
90-Day Eurodollar Future	159	09/10/21	USD	99.37	USD	16	(153,037)
90-Day Eurodollar Future	159	09/10/21	USD	99.75	USD	16	(48,694)

							(204,419)

							$(226,591)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap, 09/24/31	1.52%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Citibank N.A.	09/22/21	1.52%	USD	4,050	$(59,969)

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
10-Year Interest Rate Swap, 10/16/31	1.78%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	10/14/21	1.77%	USD	2,150	$(69,338)
2-Year Interest Rate Swap, 01/12/24	0.51%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	27,570	(66,826)
10-Year Interest Rate Swap, 01/29/32	1.00%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	01/27/22	1.00	USD	2,690	(10,335)
10-Year Interest Rate Swap, 01/29/32	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	01/27/22	1.25	USD	2,460	(20,975)
10-Year Interest Rate Swap, 02/20/32	1.62%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	02/18/22	1.62	USD	2,350	(56,467)
2-Year Interest Rate Swap, 02/25/24	0.41%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	02/23/22	0.41	USD	40,050	(51,079)
2-Year Interest Rate Swap, 03/03/24	0.51%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	03/01/22	0.51	USD	23,990	(51,683)
2-Year Interest Rate Swap, 03/04/24	0.49%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	03/02/22	0.49	USD	36,010	(69,507)
2-Year Interest Rate Swap, 03/05/24	0.52%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Citibank N.A.	03/03/22	0.52	USD	12,275	(27,371)
2-Year Interest Rate Swap, 03/23/24	0.56%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	03/21/22	0.56	USD	12,275	(32,156)
2-Year Interest Rate Swap, 03/25/24	0.57%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	03/23/22	0.57	USD	23,990	(64,332)
10-Year Interest Rate Swap, 04/23/32	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	04/21/22	1.25	USD	33,010	(338,449)
5-Year Interest Rate Swap, 04/24/27	0.90%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	04/22/22	0.90	USD	6,850	(32,478)
5-Year Interest Rate Swap, 04/30/27	0.90%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	04/28/22	0.90	USD	20,550	(97,528)
10-Year Interest Rate Swap, 06/09/32	1.40%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	06/07/22	1.40	USD	3,185	(50,059)
10-Year Interest Rate Swap, 08/10/32	0.72%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	08/08/22	0.72	USD	1,060	(3,512)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	10/11/22	1.06	USD	1,875	(16,129)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23	USD	1,742	(22,933)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.24	USD	1,743	(23,499)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Citibank N.A.	12/30/22	1.25	USD	1,930	(26,820)
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Barclays Bank PLC	01/09/23	1.44	USD	3,520	(69,392)
10-Year Interest Rate Swap, 03/03/33	2.01%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	03/01/23	2.01	USD	3,660	(174,847)

										(1,435,684)

Put
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.52%)	Semi-Annual	(0.25%)	Annual	Barclays Bank PLC	08/09/21	(0.25)	EUR	68,730	(181)
5-Year Interest Rate Swap, 09/05/26	3-Month LIBOR, 0.15%	Quarterly	0.60%	Semi-Annual	Deutsche Bank AG	09/03/21	0.60	USD	6,900	(142,954)
10-Year Interest Rate Swap, 09/24/31	3-Month LIBOR, 0.15%	Quarterly	1.52%	Semi-Annual	Citibank N.A.	09/22/21	1.52	USD	4,050	(44,867)
10-Year Interest Rate Swap, 10/16/31	3-Month LIBOR, 0.15%	Quarterly	1.78%	Semi-Annual	Goldman Sachs Bank USA	10/14/21	1.77	USD	2,150	(12,118)
2-Year Interest Rate Swap, 12/08/23	3-Month LIBOR, 0.15%	Quarterly	0.50%	Semi-Annual	Barclays Bank PLC	12/06/21	0.50	USD	10,280	(20,901)
2-Year Interest Rate Swap, 12/12/23	3-Month LIBOR, 0.15%	Quarterly	0.45%	Semi-Annual	Deutsche Bank AG	12/10/21	0.45	USD	10,211	(26,061)
2-Year Interest Rate Swap, 01/12/24	3-Month LIBOR, 0.15%	Quarterly	0.51%	Semi-Annual	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	27,570	(74,270)

96	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Put (continued)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.15%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	01/27/22	1.25%	USD	2,460	$(91,515)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.15%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	01/27/22	1.50	USD	2,690	(60,211)
10-Year Interest Rate Swap, 02/09/32	3-Month LIBOR, 0.15%	Quarterly	0.68%	Semi-Annual	Deutsche Bank AG	02/07/22	0.68	USD	7,000	(589,310)
10-Year Interest Rate Swap, 02/20/32	3-Month LIBOR, 0.15%	Quarterly	1.62%	Semi-Annual	Bank of America N.A.	02/18/22	1.62	USD	2,350	(43,814)
2-Year Interest Rate Swap, 02/27/24	3-Month LIBOR, 0.15%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	02/25/22	0.75	USD	40,050	(81,991)
2-Year Interest Rate Swap, 03/03/24	3-Month LIBOR, 0.15%	Quarterly	0.51%	Semi-Annual	Deutsche Bank AG	03/01/22	0.51	USD	23,990	(91,667)
2-Year Interest Rate Swap, 03/04/24	3-Month LIBOR, 0.15%	Quarterly	0.49%	Semi-Annual	JPMorgan Chase Bank N.A.	03/02/22	0.49	USD	36,010	(146,188)
2-Year Interest Rate Swap, 03/05/24	3-Month LIBOR, 0.15%	Quarterly	0.52%	Semi-Annual	Citibank N.A.	03/03/22	0.52	USD	12,275	(46,385)
2-Year Interest Rate Swap, 03/23/24	3-Month LIBOR, 0.15%	Quarterly	0.56%	Semi-Annual	Deutsche Bank AG	03/21/22	0.56	USD	12,275	(46,433)
2-Year Interest Rate Swap, 03/25/24	3-Month LIBOR, 0.15%	Quarterly	0.57%	Semi-Annual	Deutsche Bank AG	03/23/22	0.57	USD	23,990	(90,014)
10-Year Interest Rate Swap, 06/09/32	3-Month LIBOR, 0.15%	Quarterly	2.40%	Semi-Annual	JPMorgan Chase Bank N.A.	06/07/22	2.40	USD	3,185	(19,439)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.15%	Quarterly	0.72%	Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	1,060	(96,870)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.15%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06	USD	1,875	(125,397)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.15%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23	USD	1,742	(102,182)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.15%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.24	USD	1,743	(100,712)
10-Year Interest Rate Swap, 01/01/33	3-Month LIBOR, 0.15%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25	USD	1,930	(111,883)
10-Year Interest Rate Swap, 01/11/33	3-Month LIBOR, 0.15%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44	USD	3,520	(165,131)
10-Year Interest Rate Swap, 03/03/33	3-Month LIBOR, 0.15%	Quarterly	2.01%	Semi-Annual	Bank of America N.A.	03/01/23	2.01	USD	3,660	(86,866)
10-Year Interest Rate Swap, 05/17/33	6-Month EURIBOR, (0.52%)	Semi-Annual	0.70%	Annual	Barclays Bank PLC	05/15/23	0.70	EUR	4,360	(74,364)

										(2,491,724)

										$(3,927,408)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	USD 8,580	$(890,440)	$(762,344)	$(128,096)
CDX.NA.IG.36.V1	1.00	Quarterly	06/20/26	USD 34,830	(897,177)	(718,671)	(178,506)

					$(1,787,617)	$(1,481,015)	$(306,602)

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

0.12%	Annual	6-Month GBP LIBOR, 3.69%	Annual	N/A		04/11/23	GBP	26,780	$28,246	$(404)	$28,650
3-Month CAD BA, 1.35%	Semi-Annual	0.64%	Semi-Annual	N/A		04/21/23	CAD	15,340	(22,254)	(9)	(22,245)
0.28%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		04/24/23	USD	13,530	(346)	(878)	532
3-Month LIBOR, 0.15%	Quarterly	0.34%	Semi-Annual	12/13/21	(a)	12/13/23	USD	930	(2,682)	4	(2,686)
3-Month LIBOR, 0.15%	Quarterly	0.45%	Semi-Annual	03/01/22	(a)	03/01/24	USD	4,460	(12,907)	20	(12,927)
0.73%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/21/22	(a)	06/21/24	USD	6,150	3,300	27	3,273
0.77%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/28/22	(a)	06/28/24	USD	1,795	(12)	8	(20)
0.35%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		10/01/25	USD	1,220	25,030	9	25,021
0.56%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		01/12/26	USD	545	7,055	4	7,051
1.54%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	02/25/25	(a)	02/25/26	USD	9,080	7,057	16	7,041
1.62%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	02/26/25	(a)	02/26/26	USD	7,120	(315)	13	(328)
1.71%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	03/06/25	(a)	03/06/26	USD	2,590	(2,271)	5	(2,276)
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.15%)	Annual	11/16/21	(a)	11/16/26	EUR	4,360	14,265	59	14,206
1.29%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	04/20/22	(a)	04/20/27	USD	2,510	(6,158)	23	(6,181)
1.31%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	04/29/22	(a)	04/29/27	USD	30	(95)	—	(95)
1.36%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/20/22	(a)	06/21/27	USD	780	(2,379)	7	(2,386)
0.50%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		08/19/27	USD	80	2,884	1	2,883
0.84%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		11/15/27	USD	5,460	102,185	68	102,117
1.27%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/15/28	USD	5,390	(29,429)	69	(29,498)
3-Month LIBOR, 0.15%	Quarterly	1.57%	Semi-Annual	N/A		02/11/30	USD	5	113	183	(70)
0.53%	Quarterly	3-Month LIBOR, 0.15%	Quarterly	N/A		10/21/30	USD	25	1,365	—	1,365
3-Month LIBOR, 0.15%	Quarterly	0.56%	Quarterly	N/A		10/21/30	USD	25	(1,414)	—	(1,414)
0.93%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		11/18/30	USD	480	20,656	7	20,649
(0.21%)	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	N/A		01/28/31	EUR	1,290	40,290	(654)	40,944
1.16%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/04/31	USD	500	10,348	8	10,340
1.18%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/04/31	USD	1,080	21,119	17	21,102
1.26%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/10/31	USD	790	9,529	12	9,517
1.68%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	09/30/21	(a)	02/18/31	USD	3,990	(71,233)	(438)	(70,795)
1.54%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		03/03/31	USD	830	(11,344)	13	(11,357)
1.58%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		03/12/31	USD	440	(7,649)	7	(7,656)
3-Month LIBOR, 0.15%	Quarterly	1.58%	Semi-Annual	08/25/21	(a)	08/26/31	USD	1,600	13,306	26	13,280
0.80%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	02/08/22	(a)	02/09/32	USD	1,310	97,231	21	97,210
0.83%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	08/15/22	(a)	08/16/32	USD	16,030	1,290,132	49,365	1,240,767
3-Month LIBOR, 0.15%	Quarterly	2.08%	Semi-Annual	05/05/23	(a)	05/05/33	USD	560	13,769	3	13,766
0.44%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	05/16/23	(a)	05/16/33	EUR	1,540	(17,901)	34	(17,935)
3-Month LIBOR, 0.15%	Quarterly	2.15%	Semi-Annual	05/16/23	(a)	05/16/33	USD	1,890	58,464	12	58,452
0.84%	Quarterly	1-Day SOFR, 0.05%	Quarterly	N/A		10/22/40	USD	11	1,084	—	1,084
3-Month LIBOR, 0.15%	Quarterly	0.91%	Quarterly	N/A		10/22/40	USD	11	(1,080)	—	(1,080)
3-Month LIBOR, 0.15%	Quarterly	1.78%	Semi-Annual	09/30/21	(a)	02/15/47	USD	1,600	2,880	45	2,835
3-Month LIBOR, 0.15%	Quarterly	1.80%	Semi-Annual	09/30/21	(a)	02/15/47	USD	1,440	6,267	40	6,227
1.89%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	09/30/21	(a)	02/15/47	USD	1,740	(30,851)	49	(30,900)
2.10%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	09/30/21	(a)	02/15/47	USD	5,070	(317,009)	(720)	(316,289)
3-Month LIBOR, 0.15%	Quarterly	0.99%	Semi-Annual	N/A		08/22/50	USD	155	(29,164)	5	(29,169)
3-Month LIBOR, 0.15%	Quarterly	1.00%	Semi-Annual	N/A		08/22/50	USD	155	(28,770)	5	(28,775)
0.91%	Quarterly	3-Month LIBOR, 0.15%	Quarterly	N/A		10/21/50	USD	12	1,694	—	1,694
3-Month LIBOR, 0.15%	Quarterly	0.99%	Quarterly	N/A		10/21/50	USD	12	(1,651)	—	(1,651)

									$1,181,355	$47,082	$1,134,273

(a)	Forward Swap.

98	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation )

Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-		USD	1,185	$21,396	$(54,802)	$76,198
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	BB+		EUR	10	1,450	1,542	(92)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	10	1,436	1,190	246
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	NR		USD	5,000	(689,554)	(491,506)	(198,048)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	NR		USD	2,500	(344,777)	(243,137)	(101,640)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	NR		USD	4,450	(613,702)	(573,716)	(39,986)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR		USD	5,000	(386,335)	(527,073)	140,738
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR		USD	1,528	(118,064)	(169,286)	51,222

									$(2,128,150)	$(2,056,788)	$(71,362)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$50,185	$(1,484,118)	$1,730,006	$(902,335)	$—
OTC Swaps	2,732	(2,059,520)	268,404	(339,766)	—
Options Written	N/A	N/A	739,737	(1,193,753)	(4,153,999)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$376,894	$—	$376,894
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	350,881	—	—	350,881
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	3,179,658	—	3,179,658
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,730,006	—	1,730,006
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	271,136	—	—	—	—	271,136

	$—	$271,136	$—	$350,881	$5,286,558	$—	$5,908,575

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$985,888	$—	$985,888
Options written
Options written at value	—	—	—	—	4,153,999	—	4,153,999

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$306,602	$—	$—	$595,733	$—	$902,335
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,399,286	—	—	—	—	2,399,286

	$—	$2,705,888	$—	$—	$5,735,620	$—	$8,441,508

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$2,642,579	$—	$2,642,579
Forward foreign currency exchange contracts	—	—	—	(352,852)	—	—	(352,852)
Options purchased(a)	—	—	—	—	2,557,096	—	2,557,096
Options written	—	—	—	—	(1,694,170)	—	(1,694,170)
Swaps	—	159,519	—	—	741,423	—	900,942

	$—	$159,519	$—	$(352,852)	$4,246,928	$—	$4,053,595

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(502,892)	$—	$(502,892)
Forward foreign currency exchange contracts	—	—	—	797,033	—	—	797,033
Options purchased(b)	—	—	—	—	(213,776)	—	(213,776)
Options written	—	—	—	—	(808,235)	—	(808,235)
Swaps	—	638,142	—	—	554,069	—	1,192,211

	$—	$638,142	$—	$797,033	$(970,834)	$—	$464,341

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$77,802,382
Average notional value of contracts — short	$135,271,386
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$13,503,316
Average amounts sold — in USD	$18,177,851
Options
Average value of option contracts purchased.	$300,308
Average value of option contracts written	$231,608
Average notional value of swaption contracts purchased	$215,100,799
Average notional value of swaption contracts written	$590,868,574
Credit default swaps
Average notional value — buy protection	$42,187,500
Average notional value — sell protection	$24,692,448
Interest rate swaps
Average notional value — pays fixed rate	$119,148,076
Average notional value — receives fixed rate	$43,129,126

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

100	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$55,358		$171,429
Forward foreign currency exchange contracts	350,881		—
Options	3,179,658	(a)	4,153,999
Swaps — centrally cleared	—		78,561
Swaps — OTC(b)	271,136		2,399,286

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,857,033		6,803,275

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(295,158)		(476,581)

Total derivative assets and liabilities subject to an MNA	$3,561,875		$6,326,694

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

Bank of America N.A.	$322,764	$(322,764)	$—	$—	$—
Barclays Bank PLC	165,834	(165,834)	—	—	—
BNP Paribas S.A.	184,296	—	—	—	184,296
Citibank N.A.	76,198	(76,198)	—	—	—
Credit Suisse International	140,738	(140,738)	—	—	—
Deutsche Bank AG	734,735	(734,735)	—	—	—
Goldman Sachs Bank USA	304,521	(304,521)	—	—	—
HSBC Bank USA N.A.	22,835	—	—	—	22,835
JPMorgan Chase Bank N.A.	144,874	(144,874)	—	—	—
Morgan Stanley & Co. International PLC	1,462,917	(924,176)	—	(480,000)	58,741
State Street Bank and Trust Co.	2,163	—	—	—	2,163

	$3,561,875	$(2,813,840)	$—	$(480,000)	$268,035

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(e)

Bank of America N.A.	$604,490	$(322,764)	$—	$(281,726)	$—
Barclays Bank PLC	1,019,523	(165,834)	—	(853,689)	—
Citibank N.A.	372,097	(76,198)	—	(260,000)	35,899
Credit Suisse International	871,850	(140,738)	—	(731,112)	—
Deutsche Bank AG	1,867,504	(734,735)	—	(570,000)	562,769
Goldman Sachs Bank USA	381,861	(304,521)	—	(77,340)	—
JPMorgan Chase Bank N.A.	285,193	(144,874)	—	(140,319)	—
Morgan Stanley & Co. International PLC	924,176	(924,176)	—	—	—

	$6,326,694	$(2,813,840)	$—	$(2,914,186)	$598,668

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$23,034,400	$615,080	$23,649,480
Common Stocks
Construction & Engineering	23,440	—	—	23,440
Diversified Financial Services	—	—	5,468	5,468
Energy Equipment & Services	—	—	4,040	4,040
Household Durables	—	—	—	—
Media	102,725	—	—	102,725
Metals & Mining	—	17,622	545	18,167
Oil, Gas & Consumable Fuels	235,158	241,144	—	476,302
Software	511	—	—	511
Specialty Retail	—	165,807	—	165,807
Corporate Bonds
Advertising Agencies	—	267,381	—	267,381
Aerospace & Defense	—	11,877,157	—	11,877,157
Air Freight & Logistics	—	18,698	—	18,698
Airlines	—	11,606,016	—	11,606,016
Auto Components	—	6,456,814	—	6,456,814
Automobiles	—	9,378,926	—	9,378,926
Banks	—	9,257,448	—	9,257,448
Beverages	—	8,583,143	—	8,583,143
Biotechnology	—	74,444	—	74,444
Building Materials	—	4,317,327	—	4,317,327
Building Products	—	3,190,178	—	3,190,178
Capital Markets	—	6,072,838	—	6,072,838
Chemicals	—	7,879,084	—	7,879,084
Commercial Services & Supplies	—	4,422,805	—	4,422,805
Communications Equipment	—	4,078,326	—	4,078,326
Construction & Engineering	—	443,765	—	443,765
Construction Materials	—	4,843,345	—	4,843,345
Consumer Discretionary	—	7,104,402	—	7,104,402
Consumer Finance	—	6,800,578	—	6,800,578
Containers & Packaging	—	2,641,917	—	2,641,917
Diversified Consumer Services	—	9,565,651	—	9,565,651
Diversified Financial Services	—	16,508,372	—	16,508,372
Diversified Telecommunication Services	—	17,336,554	—	17,336,554
Education	—	203,000	—	203,000
Electric Utilities	—	4,319,266	—	4,319,266
Electrical Equipment	—	508,295	—	508,295
Electronic Equipment, Instruments & Components	—	2,275,645	—	2,275,645
Energy Equipment & Services	—	2,467,070	197,095	2,664,165
Environmental, Maintenance, & Security Service	—	3,187,381	—	3,187,381
Equity Real Estate Investment Trusts (REITs)	—	9,938,341	—	9,938,341
Food & Staples Retailing	—	9,501,634	—	9,501,634
Food Products	—	4,267,051	—	4,267,051
Gas Utilities	—	220,407	—	220,407
Health Care Equipment & Supplies	—	3,093,194	—	3,093,194
Health Care Providers & Services	—	24,956,722	—	24,956,722
Health Care Technology	—	4,137,029	—	4,137,029
Hotels, Restaurants & Leisure	19,529	25,894,614	—	25,914,143
Household Durables	—	3,682,040	—	3,682,040
Household Products	—	177,625	—	177,625
Independent Power and Renewable Electricity Producers	—	7,255,756	—	7,255,756
Insurance	—	11,864,666	—	11,864,666
Interactive Media & Services	—	4,495,207	—	4,495,207

102	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Internet Software & Services	$—	$6,609,472	$—	$6,609,472
IT Services	—	7,844,945	—	7,844,945
Leisure Products	—	952,249	—	952,249
Machinery	—	4,408,450	—	4,408,450
Media	—	56,381,913	—	56,381,913
Metals & Mining	—	10,409,343	—	10,409,343
Mortgage Real Estate Investment Trusts (REITs)	—	171,581	—	171,581
Multi-line Retail	—	569,893	—	569,893
Offshore Drilling & Other Services	—	658,163	—	658,163
Oil, Gas & Consumable Fuels	231,696	55,339,984	1,406,036	56,977,716
Personal Products	—	356,332	—	356,332
Pharmaceuticals	—	10,990,483	—	10,990,483
Producer Durables: Miscellaneous	—	806,079	—	806,079
Real Estate Management & Development	—	24,203,879	—	24,203,879
Road & Rail	—	1,905,793	—	1,905,793
Semiconductors & Semiconductor Equipment	—	8,944,689	—	8,944,689
Software	—	11,206,001	—	11,206,001
Specialty Retail	—	4,271,336	—	4,271,336
Technology Hardware, Storage & Peripherals	—	654,397	—	654,397
Textiles, Apparel & Luxury Goods	—	743,248	—	743,248
Thrifts & Mortgage Finance	—	1,369,472	—	1,369,472
Transportation	—	123,377	—	123,377
Transportation Infrastructure	—	1,292,733	—	1,292,733
Utilities	—	3,152,608	—	3,152,608
Wireless Telecommunication Services	—	15,243,420	—	15,243,420
Floating Rate Loan Interests	—	274,055,130	8,732,036	282,787,166
Foreign Agency Obligations	—	22,086,213	—	22,086,213
Investment Companies	4,834,462	—	—	4,834,462
Non-Agency Mortgage-Backed Securities	—	9,249,655	—	9,249,655
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	27,777,701	—	27,777,701
Preferred Stocks	10,517,241	—	—	10,517,241
Trust Preferred	194,558	—	—	194,558
U.S. Government Sponsored Agency Securities	—	2,515,898	—	2,515,898
U.S. Treasury Obligations	—	37,154,543	—	37,154,543
Warrants	2,650	—	—	2,650
Short-Term Securities
Money Market Funds	7,704,300	—	—	7,704,300
Options Purchased
Interest Rate Contracts	239,800	2,939,858	—	3,179,658
Unfunded Floating Rate Loan Interests(a)	—	113	—	113
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(246)	—	(246)

	$24,106,070	$903,017,790	$10,960,300	938,084,160

Investments Valued at NAV(b)				1,416

				$938,085,576

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$268,404	$—	$268,404
Foreign Currency Exchange Contracts	—	350,881	—	350,881
Interest Rate Contracts	376,894	1,730,006	—	2,106,900
Liabilities
Credit Contracts	—	(646,368)	—	(646,368)
Interest Rate Contracts	(1,212,479)	(4,523,141)	—	(5,735,620)

	$(835,585)	$(2,820,218)	$—	$(3,655,803)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Limited Duration Income Trust (BLW)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $314,601,672 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Warrants		Total

Assets
Opening balance, as of December 31, 2020	$814,296	$24,676	$1,642,502	$7,511,633	$—	(a)	$—	(a)	$9,993,107
Transfers into Level 3	—	—	—	1,218,981	—		—		1,218,981
Transfers out of Level 3	—	—	—	(3,395,669)	—	(a)	—	(a)	(3,395,669)
Accrued discounts/premiums	(43,679)	—	3,813	2,894	—		—		(36,972)
Net realized gain (loss)	—	—	846	18,140	—		—		18,986
Net change in unrealized appreciation (depreciation)(b)(c)	38,813	(14,623)	(24,713)	39,501	—		—		38,978
Purchases	—	—	3,456	4,949,553	—		—		4,953,009
Sales	(194,350)	—	(22,773)	(1,612,997)	—		—		(1,830,120)

Closing balance, as of June 30, 2021	$615,080	$10,053	$1,603,131	$8,732,036	$—		$—		$10,960,300

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(c)	$38,813	$(14,623)	$(24,713)	$57,540	$—		$—		$57,017

(a)	Rounds to less than $1.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

104	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

June 30, 2021

	DSU	FRA	BLW

ASSETS
Investments, at value — unaffiliated(a)	$809,445,370	$726,485,555	$929,037,809
Investments, at value — affiliated(b)	9,759,610	9,035,280	9,047,900
Cash	2,896,271	2,713,413	1,460,818
Cash pledged:
Collateral — reverse repurchase agreements	—	—	46,000
Collateral — OTC derivatives	30,000	—	3,570,000
Futures contracts	—	—	1,488,470
Centrally cleared swaps	—	—	3,906,000
Foreign currency, at value(c)	408,829	—	984,995
Receivables:
Investments sold	13,437,179	13,247,483	6,709,759
Dividends — unaffiliated	—	—	70,678
Dividends — affiliated	16	2	77
Interest — unaffiliated	3,152,950	1,714,579	8,993,440
Variation margin on futures contracts	—	—	55,358
Swap premiums paid	—	—	2,732
Unrealized appreciation on:
Forward foreign currency exchange contracts	157,577	120,185	350,881
OTC swaps	14,959	—	268,404
Unfunded floating rate loan interests	254	288	113

Total assets	839,303,015	753,316,785	965,993,434

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	—	—	2,465,321
Collateral — OTC derivatives	—	—	480,000
Options written, at value(d)	—	—	4,153,999
Reverse repurchase agreements, at value	—	—	314,601,672
Payables:
Investments purchased	53,733,610	57,658,720	28,459,615
Reverse repurchase agreements	—	—	294,345
Bank borrowings	238,000,000	201,000,000	—
Income dividend distributions	40,436	86,370	117,127
Interest expense	217,065	176,340	—
Investment advisory fees	351,784	423,170	416,729
Directors’ and Officer’s fees	419,487	1,416	525,079
Other accrued expenses	444,504	342,920	472,037
Variation margin on futures contracts	—	—	171,429
Variation margin on centrally cleared swaps	—	—	78,561
Swap premiums received	27,041	—	2,059,520
Unrealized depreciation on:
OTC swaps	—	—	339,766
Unfunded floating rate loan interests	521	591	246

Total liabilities	293,234,448	259,689,527	354,635,446

NET ASSETS	$546,068,567	$493,627,258	$611,357,988

F I N A N C I A L S T A T E M E N T S	105

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2021

	DSU	FRA	BLW

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$658,028,410	$543,527,624	$628,806,055
Accumulated loss	(111,959,843)	(49,900,366)	(17,448,067)

NET ASSETS	$546,068,567	$493,627,258	$611,357,988

Net asset value(e)(f)(g)	$11.72	$14.01	$17.14

(a) Investments, at cost — unaffiliated	$824,061,131	$728,537,693	$905,722,777
(b) Investments, at cost — affiliated	$9,284,385	$8,283,951	$8,973,994
(c) Foreign currency, at cost	$411,492	$—	$994,146
(d) Premiums received	$—	$—	$3,699,983
(e) Shares outstanding	46,591,807	35,232,197	35,669,162
(f) Shares authorized	400 million	200 million	Unlimited
(g) Par value	$0.10	$0.10	$0.001

See notes to financial statements.

106	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2021

	DSU	FRA	BLW

INVESTMENT INCOME
Dividends — unaffiliated	$32,980	$71,529	$428,883
Dividends — affiliated	132,423	158,059	13,684
Interest — unaffiliated	17,022,033	14,715,629	20,874,548
Other income — unaffiliated	368,525	414,477	167,703

Total investment income	17,555,961	15,359,694	21,484,818

EXPENSES
Investment advisory	2,126,349	2,604,494	2,448,794
Transfer agent	99,805	19,549	21,559
Professional	74,623	65,582	62,635
Directors and Officer	67,973	14,881	86,449
Accounting services	50,814	48,101	57,909
Custodian	15,356	18,630	45,135
Registration	8,456	6,168	6,164
Miscellaneous	38,592	19,311	52,023

Total expenses excluding interest expense	2,481,968	2,796,716	2,780,668
Interest expense	1,133,783	979,258	835,358

Total expenses	3,615,751	3,775,974	3,616,026
Less:
Fees waived and/or reimbursed by the Manager	(26,871)	(38,381)	(5,426)

Total expenses after fees waived and/or reimbursed	3,588,880	3,737,593	3,610,600

Net investment income	13,967,081	11,622,101	17,874,218

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,719,883	4,306,471	9,274,246
Investments — affiliated	93,493	(177,697)	—
Forward foreign currency exchange contracts	(171,312)	(191,005)	(352,852)
Foreign currency transactions	(21,438)	(12,013)	(73,471)
Futures contracts	2,340	—	2,642,579
Options written	—	—	(1,694,170)
Swaps	5,416	—	900,942

	4,628,382	3,925,756	10,697,274

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,470,627	2,963,272	(4,376,412)
Investments — affiliated	(216,892)	(230,510)	(37,700)
Forward foreign currency exchange contracts	360,269	295,184	797,033
Foreign currency translations	(7,055)	35	(37,674)
Futures contracts	—	—	(502,892)
Options written	—	—	(808,235)
Swaps	1,440	—	1,192,211
Unfunded floating rate loan interests	133	150	49

	3,608,522	3,028,131	(3,773,620)

Net realized and unrealized gain	8,236,904	6,953,887	6,923,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,203,985	$18,575,988	$24,797,872

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Changes in Net Assets

	DSU			FRA

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,967,081		$30,030,733	$11,622,101		$24,541,501
Net realized gain (loss)	4,628,382		(27,280,198)	3,925,756		(20,159,713)
Net change in unrealized appreciation (depreciation)	3,608,522		(2,040,404)	3,028,131		473,480

Net increase in net assets resulting from operations	22,203,985		710,131	18,575,988		4,855,268

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(14,094,021	)(b)	(29,156,637)	(11,749,938	)(b)	(24,834,098)
Return of capital	—		(10,264,492)	—		(8,006,999)

Decrease in net assets resulting from distributions to shareholders	(14,094,021)		(39,421,129)	(11,749,938)		(32,841,097)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchases (including transaction costs)	—		(28,570,553)	(1,250,043)		(6,507,629)

NET ASSETS
Total increase (decrease) in net assets	8,109,964		(67,281,551)	5,576,007		(34,493,458)
Beginning of period	537,958,603		605,240,154	488,051,251		522,544,709

End of period	$546,068,567		$537,958,603	$493,627,258		$488,051,251

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

108	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BLW

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,874,218		$34,850,346
Net realized gain (loss)	10,697,274		(8,159,232)
Net change in unrealized appreciation (depreciation)		(3,773,620)	10,602,268

Net increase in net assets resulting from operations	24,797,872		37,293,382

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(17,492,955	)(b)	(36,735,203)
Return of capital	—		(5,328,251)

Decrease in net assets resulting from distributions to shareholders		(17,492,955)	(42,063,454)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	120,464		—
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(2,364,913)

Net increase (decrease) in net assets derived from capital share transactions	120,464		(2,364,913)

NET ASSETS
Total increase (decrease) in net assets	7,425,381		(7,134,985)
Beginning of period	603,932,607		611,067,592

End of period	$611,357,988		$603,932,607

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Statements of Cash Flows (unaudited)

Six Months Ended June 30, 2021

	DSU	FRA	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,203,985	$18,575,988	$24,797,872
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	207,914,418	211,980,462	207,929,438
Purchases of long-term investments	(210,837,295)	(202,017,492)	(248,801,738)
Net proceeds from sales (purchases) of short-term securities	(821,890)	—	2,256,122
Amortization of premium and accretion of discount on investments and other fees	(617,985)	(650,875)	30,054
Premiums paid on closing options written	—	—	(6,685,966)
Premiums received from options written	—	—	4,585,860
Net realized gain on investments and options written	(4,813,376)	(4,127,272)	(7,580,076)
Net unrealized (appreciation) depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(3,615,577)	(3,028,096)	3,830,007
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	57	25	166
Dividends — unaffiliated	—	—	356
Interest — unaffiliated	443,718	653,010	(148,647)
Variation margin on futures contracts	—	—	13,735
Swap premiums paid	—	—	(2,732)
Prepaid expenses	4,995	4,545	5,543
Other assets	3,111	—	—
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	—	—	(1,395,360)
Collateral — OTC derivatives	—	—	480,000
Payables
Interest expense	(12,460)	(16,720)	(497,537)
Investment advisory fees	(6,410)	(19,954)	8,481
Directors’ and Officer’s fees	41,669	(55)	56,670
Other accrued expenses	193,075	58,544	109,841
Variation margin on futures contracts	—	—	57,769
Variation margin on centrally cleared swaps	—	—	29,626
Swap premiums received	(3,621)	—	(914,478)

Net cash provided by (used for) operating activities	10,076,414	21,412,110	(21,834,994)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(16,872,389)	(14,020,422)	(20,753,816)
Payments for bank borrowings	(112,000,000)	(138,000,000)	—
Net payments on redemption of capital shares	—	(1,250,043)	—
Proceeds from bank borrowings	121,000,000	131,000,000	—
Net borrowing of reverse repurchase agreements	—	—	40,288,409

Net cash provided by (used for) for financing activities	(7,872,389)	(22,270,465)	19,534,593

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(2,705)	(99)	(31,665)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	2,201,320	(858,454)	(2,332,066)
Restricted and unrestricted cash and foreign currency at beginning of period	1,133,780	3,571,867	13,788,349

Restricted and unrestricted cash and foreign currency at end of period	$3,335,100	$2,713,413	$11,456,283

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,146,243	$995,978	$1,332,895

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$—	$—	$120,464

110	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)

Six Months Ended June 30, 2021

	DSU	FRA	BLW

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,896,271	$2,713,413	$1,460,818
Cash pledged
Collateral — reverse repurchase agreements	—	—	46,000
Collateral — OTC derivatives	30,000	—	3,570,000
Futures contracts	—	—	1,488,470
Centrally cleared swaps	—	—	3,906,000
Foreign currency at value	408,829	—	984,995

	$3,335,100	$2,713,413	$11,456,283

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Financial Highlights

(For a share outstanding throughout each period)

	DSU

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 03/01/19 to 12/31/19		Year Ended February 28,				Year Ended
						2019	2018	(a)	2017 (a)	February 29, 2016(a)(b)

Net asset value, beginning of period	$11.55		$12.25	$12.16		$12.62	$12.70		$11.38	$12.87

Net investment income(c)	0.30		0.63	0.64		0.79	0.78		0.73	0.77

Net realized and unrealized gain (loss)	0.17		(0.50)	0.21		(0.43)	(0.04)		1.34	(1.46)

Net increase (decrease) from investment operations	0.47		0.13	0.85		0.36	0.74		2.07	(0.69)

Distributions(d)
From net investment income	(0.30	)(e)	(0.61)		(0.73)	(0.82)	(0.82)		(0.75)	(0.80)
Return of capital	—		(0.22)		(0.03)	—	—		—	—

Total distributions		(0.30)	(0.83)		(0.76)	(0.82)	(0.82)		(0.75)	(0.80)

Net asset value, end of period	$11.72		$11.55	$12.25		$12.16	$12.62		$12.70	$11.38

Market price, end of period	$11.45		$10.45	$11.20		$10.78	$11.47		$11.68	$9.96

Total Return(f)
Based on net asset value	4.26	%(g)	2.57%	8.03	%(g)	3.86%	6.60	%(h)	19.57%	(4.73)%

Based on market price	12.58	%(g)	1.50%	11.42	%(g)	1.30%	5.35%		25.53%	(6.03)%

Ratios to Average Net Assets(i)
Total expenses	1.34	%(j)	1.48%	2.21	%(j)(k)	2.23%	1.86%		1.36%	1.18%

Total expenses after fees waived and/or reimbursed	1.33	%(j)	1.47%	2.21	%(j)(k)	2.23%	1.85%		1.35%	1.18%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.91	%(j)	0.91%	0.92	%(j)	0.96%	0.94%		0.87%	0.84%

Net investment income	5.18	%(j)	5.65%	6.25	%(j)	6.40%	6.12%		6.04%	6.29%

Supplemental Data
Net assets, end of period (000)	$546,069		$537,959	$605,240		$641,220	$742,204		$780,810	$709,236

Borrowings outstanding, end of period (000)	$238,000		$229,000	$262,000		$278,000	$338,000		$318,000	$190,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,294		$3,349	$3,310		$3,308	$3,196		$3,455	$4,733

Portfolio turnover rate		27%	67%		53%	62%	59%		55%	41%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Period from 03/01/19 to 12/31/19	Year Ended February 28,					Year Ended February 29, 2016(a)(b)
				2019	2018	(a)	2017	(a)

Investments in underlying funds	0.01%	0.02%	0.03%	—%	—%		0.02%		0.01%

(j)	Annualized.
(k)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

112	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	FRA

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended August 31,
						2019	2018 (a)	2017 (a)	2016 (a)

Net asset value, beginning of period	$13.81		$14.55	$14.49		$14.92	$14.93	$14.78	$14.91

Net investment income(b)	0.33		0.69	0.25		0.84	0.79	0.76	0.76
Net realized and unrealized gain (loss)	0.20		(0.51)	0.19		(0.40)	(0.06)	0.20	(0.14)

Net increase from investment operations	0.53		0.18	0.44		0.44	0.73	0.96	0.62

Distributions(c)
From net investment income	(0.33	)(d)	(0.70)	(0.38)		(0.87)	(0.74)	(0.81)	(0.75)
Return of capital	—		(0.22)	—		—	—	—	—

Total distributions		(0.33)	(0.92)	(0.38)		(0.87)	(0.74)	(0.81)	(0.75)

Net asset value, end of period	$14.01		$13.81	$14.55		$14.49	$14.92	$14.93	$14.78

Market price, end of period	$13.25		$12.11	$13.44		$12.46	$13.80	$14.10	$13.70

Total Return(e)
Based on net asset value	4.06	%(f)	2.76%	3.41	%(f)	3.94%	5.28%	6.93%	5.00%

Based on market price	12.23	%(f)	(2.45)%	11.08	%(f)	(3.37)%	3.11%	8.95%	12.14%

Ratios to Average Net Assets(g)
Total expenses	1.54	%(h)	1.69%	2.20	%(h)(i)	2.45%	2.23%	1.88%	1.54%

Total expenses after fees waived and/or reimbursed	1.53	%(h)	1.67%	2.20	%(h)(i)	2.45%	2.22%	1.88%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.13	%(h)	1.13%	1.19	%(h)	1.16%	1.20%	1.21%	1.14%

Net investment income	4.76	%(h)	5.15%	5.26	%(h)	5.74%	5.27%	5.08%	5.27%

Supplemental Data
Net assets, end of period (000)	$493,627		$488,051	$522,545		$526,447	$555,370	$555,972	$550,271

Borrowings outstanding, end of period (000)	$201,000		$208,000	$214,000		$204,000	$233,000	$237,000	$225,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,456		$3,346	$3,442		$3,582	$3,385	$3,346	$3,446

Portfolio turnover rate		30%	65%	16%		53%	57%	64%	48%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended August 31,
				2019	2018	(a)	2017	(a)	2016	(a)

Investments in underlying funds	0.02%	0.03%	0.04%	0.03%	0.01%		—%		—%

(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BLW

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended August 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$16.93		$17.05	$17.03		$16.71	$17.02	$16.84	$17.04

Net investment income(a)	0.50		0.98	0.31		0.94	0.95	1.01	1.32
Net realized and unrealized gain (loss)	0.20		0.08	0.18		0.33	(0.31)	0.44	(0.22)

Net increase from investment operations	0.70		1.06	0.49		1.27	0.64	1.45	1.10

Distributions(b)
From net investment income	(0.49	)(c)	(1.03)	(0.47)		(0.95)	(0.95)	(1.27)	(1.30)
Return of capital	—		(0.15)	—		—	—	—	—

Total distributions		(0.49)	(1.18)	(0.47)		(0.95)	(0.95)	(1.27)	(1.30)

Net asset value, end of period	$17.14		$16.93	$17.05		$17.03	$16.71	$17.02	$16.84

Market price, end of period	$17.02		$15.92	$16.39		$15.44	$15.06	$15.99	$15.74

Total Return(d)
Based on net asset value	4.23	%(e)	7.58%	3.11	%(e)	8.77%	4.42%	9.62%	7.78%

Based on market price	10.07	%(e)	5.24%	9.32	%(e)	9.41%	0.18%	10.18%	17.59%

Ratios to Average Net Assets(f)
Total expenses	1.20	%(g)	1.39%	1.64	%(g)(h)	1.81%	1.73%	1.45%	1.21%

Total expenses after fees waived and/or reimbursed	1.20	%(g)	1.39%	1.64	%(g)(h)	1.81%	1.73%	1.45%	1.21%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92	%(g)	0.90%	0.89	%(g)	0.84%	0.89%	0.89%	0.89%

Net investment income	5.92	%(g)	6.07%	5.32	%(g)	5.69%	5.60%	6.00%	8.04%

Supplemental Data
Net assets, end of period (000)	$611,358		$603,933	$611,068		$610,251	$612,048	$629,728	$623,219

Borrowings outstanding, end of period (000)	$314,602		$275,105	$213,399		$202,539	$234,622	$252,280	$263,445

Portfolio turnover rate(i)		23%	65%	14%		50%	50%	55%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended August 31,
				2019	2018	2017	2016

Investments in underlying funds	0.01%	0.01%	0.02%	0.02%	—%	—%	—%

(g)	Annualized.
(h)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended August 31,
				2019	2018	2017	2016

Portfolio turnover rate (excluding MDRs)	23%	58%	14%	50%	50%	55%	54%

See notes to financial statements.

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Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under

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Notes to Financial Statements (unaudited) (continued)

such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Subject to the Funds’ managed distribution plan, the Funds intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

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Notes to Financial Statements (unaudited) (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2021, certain investments of BLW were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

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Notes to Financial Statements (unaudited) (continued)

generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

DSU	LBM Acquisition LLC	$62,896	$62,267	$62,411	$144
	Metronet Systems Holdings LLC	63,014	62,856	62,966	110
	Precision Medicine Group LLC	138,898	138,898	138,377	(521)
	Therma Intermediate LLC	120,176	120,176	120,176	—
FRA	LBM Acquisition LLC	71,046	70,336	70,499	163
	Metronet Systems Holdings LLC	71,581	71,402	71,527	125
	Precision Medicine Group LLC	157,601	157,601	157,010	(591)
	Therma Intermediate LLC	135,924	135,924	135,924	—

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BLW	LBM Acquisition LLC	$28,891	$28,602	$28,668	$66
	Metronet Systems Holdings LLC	26,571	26,504	26,551	47
	Precision Medicine Group LLC	65,627	65,627	65,381	(246)
	Therma Intermediate LLC	54,771	54,771	54,771	—

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2021, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW were $289,620,679 and 0.58%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount (b)

Barclays Capital, Inc.	$(99,031,202)	$99,031,202		$—		$—
BNP Paribas S.A.	(142,645,988)	142,645,988		—		—
Credit Agricole Corporate And Inves	(22,623,534)	22,623,534		—		—
Credit Suisse Securities (USA) LLC	(5,758,271)	5,758,271		—		—
HSBC Securities (USA), Inc.	(15,162,337)	15,122,236		—		(40,101)
RBC Capital Markets LLC	(29,380,340)	29,380,340		—		—

	$(314,601,672)	$314,561,571		$—		$(40,101)

(a)

Net collateral, including accrued interest, with a value of $357,698,815 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Certain agreements have no stated maturity and can be terminated by either party at any time.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

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Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Funds may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

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Notes to Financial Statements (unaudited) (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA

Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to BLW, the Manager also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BIL and, with respect to BLW, BRS for services they provide for that portion of each Fund for which BIL, and, with respect to BLW, BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Distribution Fees: FRA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the FRA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of June 30, 2021, the FRA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with FRA has been terminated. Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2021 amounted to $0 since no sales of FRA’s common shares were made prior to termination of the Distribution Agreement.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

DSU	$298
FRA	61
BLW	1,811

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

DSU	$26,573
FRA	38,320
BLW	3,615

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, including paydowns/payups and excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

DSU	$—	$—	$239,932,655	$218,787,502

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements (unaudited) (continued)

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

FRA	$—	$—	$231,970,561	$222,617,873
BLW	20,043,655	—	245,645,767	209,537,203

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

DSU	$97,616,259
FRA	49,137,928
BLW	45,910,589

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

DSU	$834,742,942	$14,704,643	$(30,070,069)	$(15,365,426)
FRA	737,644,042	8,617,564	(10,620,586)	(2,003,022)
BLW	915,829,069	40,573,548	(18,272,728)	22,300,820

9.	BANK BORROWINGS

DSU and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Fund Name	Commitment Amounts

DSU	$340,000,000
FRA	168,000,000

Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended June 30, 2021, the average amount of bank borrowings and the daily weighted average interest rates for DSU and FRA for loans under the revolving credit agreements were as follows:

Fund Name	Average Amount Outstanding	Daily Weighted Average Interest Rate

DSU	$235,585,635	0.97%
FRA	207,342,541	0.95

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Notes to Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

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Notes to Financial Statements (unaudited) (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s and BLW’s shares is $0.10, $0.10 and $0.001, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 06/30/21	Year Ended 12/31/20

BLW	7,057	—

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	DSU		FRA		BLW

	Shares	Amounts	Shares	Amounts	Shares	Amounts

Six Months Ended June 30, 2021	—	$—	102,939	$1,250,043	—	$—
Year Ended December 31, 2020	353,230	3,364,037	569,915	6,507,629	170,552	2,364,913

Discount Management Program: DSU’s three-year discount management program (the “Program”) ended in 2020. Under the Program, the Fund offered to repurchase its common shares based on three 3-month measurement periods when the Fund’s common shares traded at an average daily discount to NAV of more than 7.5% during a measurement period (the “discount trigger”). There was no guarantee that shareholders would be able to sell all of the shares that they desired to sell in any particular repurchase that was executed.

The discount trigger was met for all three measurement periods. For the first measurement period, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. For the second and third measurement periods, the Fund conducted a tender offer for 5% of its outstanding shares of common stock.

The results of each tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

March 16, 2018	April 17, 2018	26,225,806	45.0%	5,879,192	10.0%	$12.4068	$72,941,959
March 15, 2019	April 15, 2019	21,792,955	41.0	2,636,959	5.0	11.9854	31,605,008

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Notes to Financial Statements (unaudited) (continued)

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

March 17, 2020	April 16, 2020	17,034,684	34.0%	2,470,791	5.0%	10.2018	25,206,516

(a)	Date the tender offer period began.

Tendered share amounts are shown as redemption of shares resulting from share repurchases (including transaction costs) in the Statements of Changes in Net Assets.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

DSU
	07/01/21	07/15/21	07/30/21	$0.060500
	08/02/21	08/16/21	08/31/21	0.060500
FRA
	07/01/21	07/15/21	07/30/21	0.066700
	08/02/21	08/16/21	08/31/21	0.066700
BLW
	07/01/21	07/15/21	07/30/21	0.098100
	08/02/21	08/16/21	08/31/21	0.098100

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (“DSU”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” together with DSU and FRA, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and BLW. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to

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engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to DSU and FRA, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and the performance of BLW as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, DSU ranked in the third, second and third quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for DSU, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed DSU’s underperformance relative to its Customized Peer Group during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, FRA ranked in the second, second and third quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for FRA, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed FRA’s underperformance relative to its Customized Peer Group during the applicable period.

The Board noted that for each of the one-, three- and five-year periods reported, BLW outperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BLW, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that DSU’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Expense Peers.

The Board noted that FRA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BLW’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

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Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022, and the Sub-Advisory Agreements among (1) the Manager, BIL and each Fund and (2) the Manager, BRS and BLW for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.

The distributions paid by a Fund for any particular month may be more or less than the amount of net investment income earned by a Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

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Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	133

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BLW.

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	135

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-06/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]	The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Debt Strategies Fund, Inc.

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Debt Strategies Fund, Inc.

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of BlackRock Debt Strategies Fund, Inc.

Date: September 2, 2021

4